                       AMENDMENT NO. 2 AND WAIVER TO THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                    Dated as of June 14, 1999

          AMENDMENT NO. 2 AND WAIVER TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 7, 1997 among AMF BOWLING WORLDWIDE, INC. (formerly known as AMF Group Inc.), a Delaware corporation (the "Borrower"), the
                                                                 --------
banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), GOLDMAN SACHS
                                                       -------
CREDIT PARTNERS L.P. ("Goldman") and CITICORP SECURITIES, INC., as arrangers
                       -------
(the "Arrangers"), GOLDMAN, as syndication agent (together with any successor
      ---------
appointed pursuant to Article VII of the Credit Agreement, the "Syndication
                                                                -----------
Agent"), CITIBANK, N.A., as administrative agent (together with any successor
-----
appointed pursuant to Article VII of the Credit Agreement, the "Administrative
                                                                --------------
Agent"), and CITICORP USA, INC., as collateral agent (together with any
-----
successor appointed pursuant to Article VII of the Credit Agreement, the "Collateral Agent").
 ----------------

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders, the Arrangers, the Syndication Agent, the Administrative Agent and the Collateral Agent have entered into a Third Amended and Restated Credit Agreement dated as of November 7, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing
                                                                  --------
Credit Agreement").  Capitalized terms not otherwise defined in this Amendment
----------------
and Waiver have the same meanings as specified in the Existing Credit Agreement.

          (2) Parent proposes to issue common stock to certain of its shareholders on or prior to September 30, 1999 (the "Parent Offering") for Gross
                                                     ---------------
Cash Proceeds of up to a maximum of approximately $140,000,000 (it being understood that there shall be no minimum amount of the Parent Offering), from which Parent will pay up to $8,000,000 in transaction fees and expenses (such fees and expenses being the "Permitted Fees"). Of the Net Cash Proceeds
                             --------------
remaining after such payment of Permitted Fees (such Net Cash Proceeds being the "Parent Offering Proceeds"), Parent intends to (a) use a portion of such Parent
 ------------------------
Offering Proceeds to (i) contribute $30,000,000 in cash to Holdings in the form of common equity, which cash contribution Holdings, in turn, will use to make a cash capital contribution in such amount to the Borrower in the form of common equity (collectively, the "Initial Pre-Funded Equity Contribution") and (ii)
                           --------------------------------------
repurchase, on or before September 30, 1999 pursuant to a tender offer not more than 60% of its outstanding Zero Coupon Convertible Debentures Due 2018 (the "Convertible Bonds"), at an offering price not to exceed approximately $14 per
 -----------------
$100 face value of such Convertible Bonds for a maximum aggregate purchase price not to exceed $94,500,000 (the "Parent Repurchase Tender Offer"; together with
                                ------------------------------
the Parent Bond Repurchases (as defined below), if any, the "Convertible Bond
                                                             ----------------
Repurchase Transactions") and (b) retain the remaining Parent Offering Proceeds
-----------------------
(the "Retained Amount") and use such Retained Amount, at Parent's option, to (i)
      ---------------
repurchase additional Convertible Bonds through open market purchases or additional tender offers from time to time (collectively, the "Parent Bond
                                                               -----------
Repurchases"), in an amount not to exceed, together with purchases of
-----------
Convertible Bonds pursuant to the Parent Repurchase Tender Offer and prepayments, redemptions and purchases of the Subordinated Notes (such prepayments, redemptions and purchases of the Subordinated

Notes not to exceed a maximum aggregate amount of $25,000,000), $94,500,000 (the "Maximum Amount"), (ii) make one or more cash contributions from time to time to
 --------------
Holdings in the form of common equity, which cash contributions Holdings, in turn, will use to make cash capital contributions in like amounts to the Borrower in the form of common equity which cash contributions the Borrower may, but is not obligated to, designate as a "Pre-Funded Equity Contribution" (each a "Pre-Funded Equity Contribution"), a "Sub Note Prepayment Contribution" (each a
 ------------------------------
"Sub Note Prepayment Contribution") or a "Cure Contribution" (each a "Cure
 --------------------------------                                     ----
Contribution") and (iii) pay administrative expenses from time to time. The
------------
Borrower requests that the Required Lenders waive certain mandatory prepayment provisions in the Existing Credit Agreement to permit the foregoing.

          (3) The Borrower will use the Initial Pre-Funded Equity Contribution, Pre-Funded Equity Contributions (if any), Sub Note Prepayment Contributions (if
any) and Cure Contributions (if any) temporarily to prepay outstanding Working Capital Advances. The Initial Pre-Funded Equity Contributions and the Pre-Funded Equity Contributions (if any) may ultimately be used by the Borrower to make acquisitions permitted by the Existing Credit Agreement as amended by this Amendment. The Sub Note Prepayment Contributions (if any) may ultimately by used by the Borrower to prepay, redeem or purchase (whether pursuant to one or more tender offers, through open market purchases or otherwise) a portion of the Subordinated Notes, the aggregate cost of which shall not exceed an amount equal to the Maximum Amount less the aggregate consideration paid for the Convertible
                      ----
Bond Repurchase Transactions (each such prepayment, redemption or purchase being a "Subordinated Notes Repurchase"). The Cure Contributions (if any) may
   -----------------------------
ultimately be used by the Borrower to support its obligations under Section 5.04 of the Credit Agreement. The Borrower requests that the Required Lenders waive certain mandatory prepayment provisions in, and amend, the Existing Credit Agreement in order to, among other things, permit certain acquisitions with the proceeds of Working Capital Advances.

          (4) The Borrower proposes to sublease property located on Ritchie Highway in Anne Arundel County in the State of Maryland to KKD/Ritchie Highway, LLC, a Maryland limited liability company (the "Permitted Lessor"), which in
                                                ----------------
turn will sublease such property to KKD of Maryland, LLC, a Maryland limited liability company, which will build and operate a store adjacent to the bowling center located at such site, and to allow the Permitted Lessor to pledge such sub-leasehold interest, the building constructed thereon and the fixtures attached thereto to the lender financing such construction and fixtures (collectively, the "KK Sublease"). The Borrower requests that the Required
                    -----------
Lenders waive Section 5.02(e) in the Existing Credit Agreement and the provisions of the applicable Mortgage solely to permit the KK Sublease on terms satisfactory to the Collateral Agent.

          (5) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have, agreed to waive certain provisions of, and amend, the Existing Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendment to Existing Credit Agreement.  (a)  The Existing
                      --------------------------------------
Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3(a), hereby amended as follows:

               (i) Section 5.04(a) of the Existing Credit Agreement is hereby amended by deleting the figure "$145,000,000" set forth across from the date June 30, 1999 and substituting therefor the figure "$140,000,000".

               (ii) Section 5.04(b) of the Existing Credit Agreement is hereby amended by deleting the ratio "1.85:1" set forth across from the date June 30, 1999 and substituting therefor the ratio "1.75:1".

          (b) The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
     Section 3(b), hereby amended and restated in full as set forth on Exhibit A hereto (the "Fourth Amended and Restated Credit Agreement").
                  --------------------------------------------

          SECTION 2.  Waiver of Certain Provisions of the Existing Credit
                      ---------------------------------------------------
Agreement.  The Borrower hereby requests that the Required Lenders waive, and by
---------
their signature on the signature pages hereto, the Required Lenders hereby waive, as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3(b): (a) prepayment of the Advances in an amount equal to the amount of the Parent Offering Proceeds as would be otherwise required to prepay Advances pursuant to Section 2.06(b)(ii)(C) of the Existing Credit Agreement solely to the extent necessary to permit (i) the Convertible Bond Repurchase Transactions in an aggregate amount, together with prepayments, redemptions and purchases of the Subordinated Notes, not to exceed the Maximum Amount, (ii) temporary prepayment of the Working Capital Advances with the proceeds of the Initial Pre-Funded Equity Contribution, Pre-Funded Equity Contributions (if any), Sub Note Prepayment Contributions (if any) and Cure Contributions (if any) promptly upon receipt thereof by the Borrower and (iii) retention by Parent of the Retained Amount and the use thereof from time to time for the purposes described in the Preliminary Statements; provided, however,
                                                          --------  -------
that to the extent that the Parent Offering Proceeds are not applied as set forth in clauses (i), (ii) and (iii) above, the Borrower shall prepay the Advances in accordance with Section 2.06(b)(ii)(C); provided further, however,
                                                    -------- -------  -------
that the Permitted Fees shall not exceed $8,000,000, and (b) Section 5.02(e) of the Existing Credit Agreement and the provisions of the applicable Mortgage solely to the extent necessary to permit the KK Sublease on terms satisfactory to the Collateral Agent.

          SECTION 3.  Conditions of Effectiveness.  (a)  This Amendment and
                      ---------------------------
Waiver (other than Sections 1(b) and 2) shall become effective as of the date first above written when, and only when, the following conditions precedent have been satisfied:

               (i) on or before 5:00 p.m. (New York City time) on June 14, 1999 or such later date as the Administrative Agent and the Borrower shall agree (but in any event, on or before June 30, 1999) (the "Closing
                                                                     -------
          Date"), the Administrative Agent shall have received counterparts of
          ----
          (i) this Amendment and Waiver executed by the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment and Waiver and
          (ii) the Consent attached hereto executed by each Loan Party (other than the Borrower); and

               (ii) (A) an amendment fee for the account of each Lender that approves this Amendment and Waiver in an amount equal to 0.25% of such Lender's aggregate Commitments (after giving effect to any change in such Lender's aggregate Commitments to be effected in connection therewith) shall have been received by the Administrative Agent for the account of the Lenders executing this Amendment and Waiver on or prior to the Closing Date, (B) the fees set forth in the fee letter dated as of June 11, 1999 between the Borrower and the Agents shall have been received by the Administrative Agent for the benefit of the Agents on or prior to the Closing Date, and
          (iii) the fees and expenses of counsel to the Agents previously accrued and invoiced has been received by counsel to the Agents on or prior to the Closing Date.

          (b) Sections 1(b) and 2 of this Amendment and Waiver shall become effective as of the date first above written when, and only when, on or before September 30, 1999 the conditions precedent set forth in clause (a) above have been satisfied and the conditions precedent to the effectiveness contained in Section 3.05 of the Fourth Amended and Restated Credit Agreement have been satisfied.

The effectiveness of Sections 1 and 2 of this Amendment and Waiver is conditioned upon the accuracy of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Existing Credit Agreement.

          SECTION 4.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

          (b) no Default has occurred and is continuing under the Existing Credit Agreement, or would result after giving effect to this Amendment, other than the leasing by the Borrower and its Subsidiaries, as lessors, in the ordinary course of business and on an arm's-length basis, of real property consisting of space located outside or adjacent to the Borrower's and its Subsidiaries' respective bowling centers, as to which the Borrower is requesting hereunder from the Lender Parties an amendment to the Existing Credit Agreement to permit such transactions.AMF Amendment No. 2 and Waiver

          SECTION 5.  Reference to and Effect on the Existing Credit Agreement
                      --------------------------------------------------------
and the other Loan Documents.  (a)  On and after the effectiveness of this
----------------------------
Amendment and Waiver, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and restated by this Amendment and Waiver.

          (b) The Existing Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, and except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the

Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver and the Fourth Mortgage Amendments (as defined in the Fourth Amended and Restated Credit Agreement), if any.

          (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the Fourth Amended and Restated Credit Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

          SECTION 7.  Execution in Counterparts.  This Amendment and Waiver may
                      -------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 8.  Governing Law.  This Amendment and Waiver shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    AMF BOWLING WORLDWIDE, INC.


                                    By_
                                      Title:


                                    GOLDMAN SACHS CREDIT
                                      PARTNERS L.P.,
                                      as Syndication Agent


                                    By_
                                      Title:

                                    CITIBANK, N.A.,
                                      as Administrative Agent


                                    By /s/ Timothy L. Freeman
                                      ----------------------------
                                      Title:


                                    CITICORP USA, INC.,
                                      as Collateral Agent


                                    By /s/ Timothy L. Freeman
                                      ----------------------------
                                      Title:

                                    Lenders
                                    GOLDMAN SACHS CREDIT


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title:

                                    CITICORP USA, INC.


                                    By /s/ Judith Fishlow Minter
                                      --------------------------
                                      Title: Attorney-in-Fact

                                    ABN AMRO BANK N.V.


                                    By_
                                      Title:

                                    By_
                                      Title:

                                    AERIES FINANCE LTD.



                                    By_
                                      Title:

                                    ALLIED FINANCE LTD.


                                    By_
                                      Title:

                                    ALLSTATE LIFE INSURANCE


                                    By /s/ Jerry D. Zinkula
                                      --------------------------
                                      Title: Authorized Signatory

                                    By /s/ Patricia W. Wilson
                                      --------------------------
                                      Title: Authorized Signatory

                                    AMARA - 2  FINANCE LTD.


                                    By_
                                      Title:

                                    BANK OF HAWAII


                                    By /s/ Donna R. Parker
                                      ---------------------------
                                      Title: Vice President

                                    THE BANK OF NOVA SCOTIA


                                    By /s/ J.R. Trimble
                                      ----------------------------------
                                      Title: Senior Relationship Manager

                                    BANK OF SCOTLAND


                                    By /s/ Annie Glynn
                                      ----------------------------------
                                      Title: Senior Vice President

                                    BANKBOSTON, N.A.


                                    By /s/ Illegible
                                      ------------------------------
                                      Title: Managing Director

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By /s/ Barry Forman
                                      -----------------------------------
                                      Title: Vice President

                                    By /s/ P. Marsh
                                      -----------------------------------
                                      Title: AT

                                    BALANCED HIGH-YIELD FUND I LTD

                                    By:   BHF-Bank Aktiengesellschaft acting
                                       through its New York Branch, as attorney-
                                       in-fact


                                    By /s/ Barry Forman
                                      --------------------------------
                                      Title: Vice President

                                    By /s/ P. Marsh
                                      --------------------------------
                                      Title: AT

                                    CAPTIVA FINANCE LTD.


                                    By /s/ David Dyer
                                      --------------------------------
                                      Title: Director

                                    CAPTIVA II FINANCE  LTD.


                                    By /s/ John H. Cullinane
                                      --------------------------------
                                      Title: Director

                                    CIBC INC.


                                    By /s/ Gerald Girardi
                                      --------------------------
                                      Title: Executive Director
                                             CIBC World Markets Corp. As Agent

                                    CITY NATIONAL BANK


                                    By_
                                      Title:

                                    COMERICA BANK


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title: Vice President

                                    COMPAGNIE FINANCIERE DE CIC ET
                                    DE L'UNION EUROPEENNE


                                    By /s/ Brian O'Leary
                                      --------------------------
                                      Title: Vice President

                                    By /s/ Sean Mounier
                                      --------------------------
                                      Title: First Vice President

                                    COMMERCIAL LOAN FUNDING

                                    By:  Lehman Commercial Paper Inc., not in
                                         its individual capacity but solely as
                                         Administrative Agent


                                           By /s/ Michele Swanson
                                             ---------------------------
                                             Title: Authorized Signatory

                                    CONTRARIAN FUNDS


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      ----------------------------
                                      Title: Member

                                    CREDIT AGRICOLE INDOSUEZ


                                    By_
                                      Title:

                                    CRESTAR BANK


                                    By_
                                      Title:

                                    DELANO COMPANY

                                    By: Pacific Investment Management Company,
                                        as its Investment Advisor


                                        By /s/ Raymond Kennedy
                                          ---------------------------
                                          Title: Sr. Vice President

                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                    CAYMAN BRANCHES

                                    By /s/ Kam Pasha
                                      --------------
                                      Title: Vice President

                                    By /s/ Steven S. Kerr
                                      -------------------
                                      Title: Assistant Treasurer

                                    ERSTE BANK, NEW YORK BRANCH


                                    By /s/ David Manheim
                                      --------------------------
                                      Title: Assistant Vice President

                                    By /s/ John S. Runnion
                                      --------------------------
                                      Title: First Vice President

                                    FIRST UNION NATIONAL BANK


                                    By /s/ J. Anderson
                                      -----------------
                                      Title: Vice President

                                    FOOTHILL CAPITAL CORPORATION


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      ---------------------------
                                      Title: [ILLEGIBLE]

                                    GENERAL ELECTRIC CAPITAL


                                    By_
                                      Title:

                                    IMPERIAL BANK


                                    By /s/ Ray Vadalma
                                      ----------------
                                      Title: Senior Vice President

                                    KZH III LLC


                                    By [SIGNATURE ILLEGIBLE ]
                                      --------------------------
                                      Title: Authorized Agent

                                    KZH CNC LLC


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      ----------------------------
                                      Title: Authorized Agent

                                    KZH HOLDING CO.


                                    By_
                                      Title:

                                    HSBC BANK USA


                                    By /s/ Christopher F. French
                                      --------------------------------
                                      Title: Authorized Signatory

                                    MELLON BANK, N.A.


                                    By /s/ Donald G. Cassidy, Jr.
                                      ----------------------------------
                                      Title: First Vice President

                                    MERITA BANK LTD, NEW YORK


                                    By /s/ Frank Maffei
                                      ---------------------------
                                      Title: Vice President

                                    By /s/ Illegible
                                      ---------------------------
                                      Title: Vice President

                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                         By /s/ John M. Johnson
                                           -----------------------------
                                           Title: Authorized Signatory

                                    MERRILL LYNCH INCOME

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                         By_
                                           Title:

                                    DEBT STRATEGIES FUND, INC.


                                    By /s/ John M. Johnson
                                      --------------------------------
                                      Title: Authorized Signatory

                                    DEBT STRATEGIES FUND II, INC.


                                    By /s/ John M. Johnson
                                      --------------------------------
                                      Title: Authorized Signatory

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                    By /s/ John M. Johnson
                                      -------------------------------
                                      Title: Authorized Signatory

                                    METROPOLITAN LIFE INSURANCE COMPANY


                                    By /s/ Illegible
                                      -----------------------------
                                      Title: Director

                                    ML CBO IV (CAYMAN) LTD.

                                    By:  Highland Capital Management, L.P. as
                                         Collateral Manager


                                         By /s/ Mark K. Okada
                                           --------------------------
                                           Title: Executive Vice President

                                    PAMCO CAYMAN LTD.

                                    By:  Highland Capital Management, L.P. as
                                         Collateral Manager


                                         By /s/ Mark K. Okada
                                           --------------------------
                                           Title: Executive Vice President

                                    NATEXIS BANQUE BFCE


                                    By /s/ Frank H. Madden, Jr.
                                      --------------------------
                                      Title: Vice President and
                                              Group Manager

                                    By /s/ Jordan Sadler
                                      --------------------------
                                      Title: Associate

                                    NATIONAL CITY BANK


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title:

                                    OCTAGON LOAN TRUST


                                    By /s/ Andrew D. Gordon
                                      --------------------------
                                      Title: Managing Director

                                    PNC BANK, NATIONAL


                                    By /s/ Maril J. Stasedko
                                      --------------------------
                                      Title: Vice President

                                    PPM AMERICA, INC., as attorney in fact,
                                    on behalf of Jackson National Life Insurance
                                    Company


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title: Managing Director

                                    QUANTUM HIGH YIELD


                                    By /s/ Mark Sehniro
                                      --------------------------
                                      Title: Attorney-in-Fact

                                    ROYALTON COMPANY

                                    By:  Pacific Investment Management Company,
                                         as its Investment Advisor


                                             By /s/ Raymond Kennedy
                                               ----------------------
                                               Title: Sr. Vice President

                                    THE SAKURA BANK, LIMITED, NEW YORK BRANCH


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      -------------------------------
                                      Title: Senior Vice President

                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research, as
                                         Investment Advisor


                                             By /s/ Payson F. Swaffield
                                               ---------------------------
                                               Title: Vice President

                                    SG COWEN SECURITIES


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title: Director

                                    SIGNET BANK


                                    By_
                                      Title:

                                    SOCIETE GENERALE


                                    By /s/ Cynthia A. Jay
                                      --------------------------
                                      Title: Managing Director

                                    SPECIAL SITUATION FUND ADVISORS


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      --------------------------
                                      Title:

                                    STEIN, ROE & FARNHAM INCORPORATED, AS AGENT
                                    FOR KEYPORT LIFE INSURANCE COMPANY


                                    By /s/ Brian W. Good
                                      --------------------------
                                      Title: Vice President and Portfolio
                                               Manager

                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By /s/ Perry Vavoules
                                      -----------------------------
                                      Title: Senior Vice President

                       TRI-LINKS INVESTMENT TRUST BY WILMINGTON TRUST COMPANY AS OWNER TRUSTEE


                                    By /s/ [SIGNATURE ILLEGIBLE]
                                      ----------------------------------
                                      Title: Assistant Vice President

                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                     By /s/ Jeffry W. Maillet
                                       ------------------------------------
                                         Title: Sr. Vice President and Director

                    EXHIBIT A TO AMENDMENT NO.1 AND WAIVER

              TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                    CONSENT



                                      Dated as of June 14, 1999
                                                  -------


          Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Existing Credit Agreement referred to in the foregoing Amendment No. 2 and Waiver to the Third Amended and Restated Credit Agreement), hereby consents to such Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment and Waiver, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment and Waiver, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended by such Amendment and Waiver, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    AMF BCO-CHINA, INC.


                                    By  /s/ Stephen E. Hare
                                        -------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                    AMF BCO-FRANCE ONE, INC.


                                    By  /s/ Stephen E. Hare
                                        -------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                  AMF BCO-FRANCE TWO, INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer


                  AMF BCO-UK ONE, INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer


                  AMF BCO-UK TWO, INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer



                  AMF BEVERAGE COMPANY OF OREGON,
                  INC.


                  By /s/ Michael P. Bardaro
                     -------------------------
                     Title: Senior Vice President and Corporate Controller

                  AMF BEVERAGE COMPANY OF W.
                     VA., INC.


                  By /s/ Michael P. Bardaro
                     -------------------------
                     Title: Senior Vice President and Corporate Controller

                  AMF BOWLING PRODUCTS, INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING CENTERS, INC.


                  By /s/ Michael P. Bardaro
                     -------------------------
                     Title: Senior Vice President and Corporate Controller

                                    AMF BOWLING CENTERS CHINA,
                                       INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING CENTERS
                  INTERNATIONAL INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING CENTERS (AUST)
                     INTERNATIONAL INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING CENTERS (CANADA)
                     INTERNATIONAL, INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer


                  AMF BOWLING CENTERS (HONG
                     KONG) INTERNATIONAL INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                                    AMF BOWLING CENTERS
                                       HOLDINGS INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING CENTERS SPAIN INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING HOLDINGS INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF BOWLING MEXICO HOLDING,
                     INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                  AMF GROUP HOLDINGS INC.


                  By /s/ Stephen E. Hare
                     -------------------------
                     Title: Executive Vice President and Chief Financial Officer

                                    AMF WORLDWIDE BOWLING
                                       CENTERS HOLDINGS INC.


                                    By /s/ Stephen E. Hare
                                      -------------------------------
                                       Title: Executive Vice President and Chief
                                              Financial Officer


                                    BOLICHES AMF, INC.


                                    By /s/ Stehen E. Hare
                                      -------------------------------
                                       Title: Executive Vice President and Chief
                                              Financial Officer


                                    BUSH RIVER CORPORATION


                                    By /s/ Michael P. Bardaro
                                      -------------------------------
                                       Title: Senior Vice President and
                                              Corporate Controller

                                    KING LOUIE LENEXA, INC.


                                    By /s/ Michael P. Bardaro
                                      -------------------------------
                                       Title: Senior Vice President and
                                              Corporate Controller


                                    AMERICAN RECREATION CENTERS, INC.


                                    By /s/ Stephen E. Hare
                                      -------------------------------
                                       Title: Executive Vice President and Chief
                                              Financial Officer



                                    MICHAEL JORDAN GOLF COMPANY, INC.


                                    By /s/ Stephen E. Hare
                                      -------------------------------
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                    MJG-O'HARE, INC.


                                    By /s/ Stephen E. Hare
                                      ----------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                    LAKE GROVE CENTERS, INC.


                                    By /s/ Stephen E. Hare
                                      ----------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                    MBI NO. 1, LLC


                                    By /s/ Stephen E. Hare
                                      ----------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                    AWI NO. 1 LLC


                                    By /s/ Stephen E. Hare
                                      ----------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


          FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 14, 1999 among AMF BOWLING WORLDWIDE, INC. (formerly known as AMF Group Inc.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other
                  --------
institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders") and the banks listed on the signature pages
              ---------------
hereof as the Initial Issuing Banks (the "Initial Issuing Banks"), GOLDMAN SACHS
                                          ---------------------
CREDIT PARTNERS L.P.  ("Goldman") and CITICORP SECURITIES, INC., as arrangers
                        -------
(the "Arrangers"), GOLDMAN, as syndication agent (together with any successor
      ---------
appointed pursuant to Article VII, the "Syndication Agent"), CITIBANK, N.A.
                                        -----------------
("Citibank"), as administrative agent (together with any successor appointed
  --------
pursuant to Article VII, the "Administrative Agent") for the Lender Parties (as
                              --------------------
hereinafter defined) and CITICORP USA, INC. ("Citicorp") as collateral agent
                                              --------
(together with any successor appointed pursuant to Article VII, the "Collateral
                                                                     ----------
Agent", and together with the Syndication Agent and the Administrative Agent,
-----
the "Agents").
     ------

PRELIMINARY STATEMENTS:

          (1) The Borrower has previously entered into a Credit Agreement dated as of May 1, 1996 (as amended, supplemented or otherwise modified through but not including the Second Closing Date, the "Original Credit Agreement") with
                                            -------------------------
certain Lender Parties and the Agents party thereto.

          (2) The Borrower, certain Lender Parties and the Agents amended and restated the Original Credit Agreement and entered into an Amended and Restated Credit Agreement dated as of December 20, 1996 (as amended, supplemented or otherwise modified through but not including the Third Closing Date (as hereinafter defined), the "Second Credit Agreement").
                           -----------------------

          (3) The Borrower, certain Lender Parties and the Agents amended and restated the Second Credit Agreement and entered into a Second Amended and Restated Credit Agreement dated as of June 30, 1997 (as amended, supplemented or otherwise modified through but not including the date hereof, the "Second
                                                                   ------
Amended and Restated Credit Agreement").
-------------------------------------

          (4) The Borrower, certain Lender Parties (collectively, the "Existing
                                                                       --------
Lenders") and the Agents amended and restated the Second Amended and Restated
-------
Credit Agreement and entered into a Third Amended and Restated Credit Agreement dated as of November 7, 1997, as amended by Amendment No. 1 and Waiver dated as of September 30, 1998 (as so amended and as further amended, supplemented or otherwise modified through but not including the date hereof, the "Existing
                                                                   --------
Credit Agreement").
----------------

          (5) The Borrower is a direct, wholly owned Subsidiary (as hereinafter defined) of AMF Group Holdings Inc., a Delaware corporation ("Holdings"), which
                                                              --------
is a direct, wholly owned Subsidiary of AMF Bowling, Inc. (formerly known as AMF Holdings Inc.), a Delaware corporation ("Parent").
                                         ------

          (6) Parent and Holdings were organized by GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P. and Goldman, Sachs & Co. Verwaltungs GmbH (collectively, together with

The Goldman Sachs Group L.P., Stone Street Fund 1995 L.P., Stone Street Fund 1996 L.P., Bridge Street Fund 1995 L.P. and Bridge Street Fund 1996 L.P. and in each case any successor funds, the "Goldman Investors") to acquire control,
                                    -----------------
together with the other Equity Investors (as hereinafter defined), of AMF Bowling, Inc., a Virginia corporation, AMF Bowling Centers, Inc., a Virginia corporation, AMF Worldwide Bowling Centers Group and their respective Subsidiaries (collectively, the "Company").
                                 -------

          (7) Pursuant to the Stock Purchase Agreement dated February 16, 1996 (as amended, supplemented or otherwise modified in accordance with its terms, to the extent permitted in accordance with the Loan Documents (as hereinafter defined), the "Purchase Agreement") between Holdings and the Sellers (as defined
               ------------------
therein), Holdings proposed to acquire all of the outstanding common stock of the Company (the "Stock Acquisition"), in the case of AMF Bowling and AMF
                  -----------------
Bowling Centers (each as hereinafter defined), through two intermediate holding company Subsidiaries (the "Intermediate Companies"), and to acquire from the
                           ----------------------
Retained Entities and WBB (each as defined in the Purchase Agreement) certain assets (the "Asset Acquisition", and together with the Stock Acquisition, the
             -----------------
"Acquisition").  Immediately upon the consummation of the Acquisition, one of
 -----------
the Intermediate Companies was merged into AMF Bowling and the other Intermediate Company was merged into AMF Bowling Centers.

          (8) On August 21, 1997, Parent filed a Form S-1 with the Securities and Exchange Commission (the "Form S-1") in connection with an initial public
                              --------
offering (the "IPO") of its common stock for gross cash proceeds of up to
               ---
$250,000,000. Parent used the Net Cash Proceeds from the IPO to make a capital contribution to the Borrower. In conjunction therewith, the Borrower, certain Lender Parties and the Agents amended the Second Amended and Restated Credit Agreement in order to, among other things, permit the Borrower to convert the outstanding Acquisition Commitments and Acquisition B Commitments and certain outstanding Term Loan Commitments (each as defined in the Second Amended and Restated Credit Agreement) into Working Capital Commitments, prepay a portion of then outstanding Working Capital Advances on a temporary basis and prepay a portion of the Subordinated Notes.

          (9) Parent proposes to issue common stock to certain of its shareholders on or prior to September 30, 1999 (the "Parent Offering"; the
                                                     ---------------
documentation evidencing such Parent Offering, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents, being the "Parent Offering
                                                            ---------------
Documents") for Gross Cash Proceeds of up to a maximum of approximately
---------
$140,000,000 (it being understood that there shall be no minimum amount of the Parent Offering), from which Parent will pay up to $8,000,000 in transaction fees and expenses (such fees and expenses being the "Permitted Fees"). Of the
                                                     --------------
Net Cash Proceeds remaining after such payment of Permitted Fees (such Net Cash Proceeds being the "Parent Offering Proceeds"), Parent intends to (a) use a
                    ------------------------
portion of such Parent Offering Proceeds to (i) contribute $30,000,000 in cash to Holdings in the form of common equity, which cash contribution Holdings, in turn, will use to make a cash capital contribution in such amount to the Borrower in the form of common equity (collectively, the "Initial Pre-Funded
                                                          ------------------
Equity Contribution") and (ii) repurchase, on or before September 30, 1999
-------------------
pursuant to a tender offer (the documentation evidencing such tender offer, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents, being the "Tender Offer Documents"), not more than 60% of its outstanding Zero Coupon
     ----------------------
Convertible Debentures Due 2018 (the "Convertible Bonds"), at an offering price
                                      -----------------
not to exceed $14 per $100 face value of such Convertible Bonds for a maximum aggregate purchase price not to exceed $94,500,000 (the "Parent Repurchase
                                                         -----------------
Tender Offer"; together with the Parent Bond Repurchases (as hereinafter
------------
defined), the "Convertible Bond Repurchase Transactions") and (b) retain the
               ----------------------------------------
remaining Parent Offering Proceeds (the "Retained Amount") and use
                                         ---------------
such Retained Amount, at Parent's option, to (i) make one or more Parent Bond Repurchases (as hereinafter defined), (ii) make one or more Pre-Funded Equity Contributions (as hereinafter defined), (iii) make one or more Sub Note Prepayment Contributions (as hereinafter defined), (iv) make one or more Cure Contributions (as hereinafter defined) and certain other common equity contributions to Holdings from time to time and (v) pay administrative expenses from time to time.

          (10) Certain shareholders may, from time to time, make cash capital contributions (including, without limitation, the Initial Pre-Funded Equity Contribution) to Parent, which Parent will contribute in cash in like amount to Holdings in the form of common equity and which Holdings, in turn, will contribute in cash in the same amount to the Borrower in the form of common equity which the Borrower will use temporarily to prepay the outstanding Working Capital Advances. Such cash contributions constituting Pre-Funded Equity Contributions may ultimately be used by the Borrower to make acquisitions permitted under this Agreement, such cash contributions constituting Sub Note Pre-Payment Contributions may ultimately be used by the Borrower to make Subordinated Notes Repurchases (as hereinafter defined) and such cash contributions constituting Cure Contributions may ultimately be used by the Borrower to support its obligations under Section 5.04.

          (11) The Borrower proposes to lease property located on Ritchie Highway in Anne Arundel County in the State of Maryland to KKD/Ritchie Highway, LLC, a Maryland limited liability company (the "Permitted Lessor"), which in
                                                ----------------
turn will sublease such property to KKD of Maryland, LLC, a Maryland limited liability company, which will build and operate a store adjacent to the bowling center located at such site, and to allow the Permitted Lessor to pledge such-leasehold interest, the building constructed thereon and the fixtures attached thereto to the lender financing such construction and fixtures (collectively, the "KK Sublease").
     -----------

          (12) The Existing Lenders and the Agents have agreed to amend and restate the Existing Credit Agreement on the terms hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquisition" has the meaning specified in the Preliminary Statements.
           -----------

          "Adjusted EBITDA" means, at any time, in the case of any New Center,
           ---------------
     the product of (a) the Average EBITDA Margin calculated as of the end of the fiscal quarter immediately preceding the fiscal quarter in which the time of the acquisition or construction of such New Center (within the meaning of the definition of "New Center" contained in this Section 1.01) occurs and (b) the Specified Revenues of such New Center.

          "Administrative Agent" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Administrative Agent's Account" means the account of the
           ------------------------------
     Administrative Agent maintained by the Administrative Agent with Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 3885-8061, Attention: Alexandra Lozovsky.

          "Advance" means a Term Loan Advance, an AXELs Series A Advance, an
           -------
     AXELs Series B Advance, a Working Capital Advance or a Letter of Credit Advance.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agents" has the meaning specified in the recital of parties to this
           ------
     Agreement.

          "Aggregate Initial Cash Purchase Price" means, with respect to any
           -------------------------------------
     Program Acquisition, the aggregate purchase price paid in cash by the Borrower and its Subsidiaries for such Program Acquisition at the time such Program Acquisition is consummated.

          "Aggregate Purchase Price" means, with respect to any Program
           ------------------------
     Acquisition, (a) the aggregate purchase price paid (whether in cash, stock or other consideration) by the Borrower and its Subsidiaries for such Program Acquisition less (b) the amount of such consideration consisting of
                         ----
     common stock of Parent.

          "AMF Bowling Centers" means AMF Bowling Centers, Inc., a Virginia
           -------------------
     corporation and an indirect wholly owned Subsidiary of the Borrower.

          "AMF Bowling Products" means AMF Bowling Products, Inc., a Virginia
           --------------------
     corporation and an indirect wholly owned Subsidiary of the Borrower.

          "AMF Worldwide" means AMF Worldwide Bowling Centers Holdings Inc., a
           -------------
     Delaware corporation and an indirect wholly owned Subsidiary of the Borrower.

          "Applicable Lending Office" means, with respect to each Lender Party,
           -------------------------
     such Lender Party's Domestic Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means (a) for the AXELs Series A Facility, 3.25%
           -----------------
     per annum for Base Rate Advances and 4.25% per annum for Eurodollar Rate Advances, (b) for the AXELs Series B Facility, 3.75% per annum for Base Rate Advances and 4.75% per annum for Eurodollar Rate Advances and (c) for the Term Loan Facility and the Working Capital Facility (i) from the Fifth Closing Date through (and including) the date on which the Financial Statements required to be delivered pursuant to Section 5.03(b) in respect of the fiscal quarter ending June 30, 2000 is delivered, 2.75% per annum for Base Rate Advances and 3.75% per annum for Eurodollar Rate Advances and
     (ii) after such date, a percentage per annum determined by reference to the Total Debt/EBITDA Ratio as set forth below:

 -------------------------------------------------------------------------------------------------------------
                                                                Applicable             Applicable
                                                                Margin for             Margin for
          Facility               Total Debt/EBITDA              Base Rate            Eurodollar Rate
                                        Ratio                   Advances               Advances
 -------------------------------------------------------------------------------------------------------------
Working Capital Facility      Level I
 and Term Loan Facility       -------                              1.500%                   2.500%
                              less than or equal to 5.50:1

                              Level II
                              --------                             1.625%                   2.625%
                              greater than 5.50:1 but less
                              than or equal to 6.00:1

                              Level III                            2.000%                   3.000%
                              ---------
                              greater than 6.00:1 but less
                              than or equal to 6.50:1
                                                                   2.250%                   3.250%
                              Level IV
                              --------
                              greater than 6.50:1 but less
                              than or equal to 7.00:1

 -------------------------------------------------------------------------------
                              Level V
                              -------
                              greater than 7.00:1 but less         2.500%                   3.500%
                              than or equal to
--------------------------------------------------------------------------------------------------------------

                              7.25:1

                              Level VI                          2.750%                 3.750%
                              --------
                              greater than 7.25:1
 -------------------------------------------------------------------------------------------------------------

For the Term Loan Facility and the Working Capital Facility, during the period specified in clause (c)(ii) above, the Applicable Margin for each Base Rate Advance shall be determined by reference to the ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no change in the Applicable
                         --------  -------
Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the relevant Financial Statements and a certificate of a Designated Financial Officer demonstrating such ratio, and (B) the Applicable Margin shall be at the numerically highest level then applicable for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under
Section 5.03(b) or (c), as the case may be.

          "Appropriate Lender" means, at any time, with respect to (a) any of
           ------------------
the Term Loan Facility, the AXELs Series A Facility or the Working Capital Facility, a Lender that has a Commitment with respect to such Facility at such time, (b) the AXELs Series B Facility, (i) on and prior to the making of the New AXELs Series B Advances, an Existing AXELs Series B Lender or a New AXELs Series B Lender, as the context may require, and (ii) thereafter, an AXELs Series B Lender and (c) the Letter of Credit Facility, (i) any Issuing Bank and (ii) if the other Working Capital Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Working Capital Lender.

          "Arrangers" has the meaning specified in the recital of parties to
           ---------
this Agreement.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

          "Available Amount" of any Letter of Credit means, at any time, the
           ----------------
maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Average EBITDA Margin" means, at any time of determination, an amount
           ---------------------
equal to (a) the sum of Consolidated EBITDA of AMF Bowling Centers and its Subsidiaries and Consolidated EBITDA of AMF Worldwide and its Subsidiaries divided by (b) the sum of Consolidated revenues of AMF Bowling Centers and its Subsidiaries and Consolidated revenues of AMF Worldwide and its Subsidiaries, in each case for the 12-month period reflected in the most recent Financial Statements.

          "AXELs Series A Advance" has the meaning specified in Section 2.01(b).
           ----------------------

          "AXELs Series A Borrowing" means a borrowing consisting of
           ------------------------
simultaneous AXELs Series A Advances of the same Type made by the AXELs Series A Lenders.

          "AXELs Series A Commitment" means, with respect to any AXELs Series A
           -------------------------
Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "AXELs Series A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "AXELs Series A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "AXELs Series A Facility" means, at any time, the aggregate amount of
           -----------------------
     the AXELs Series A Lenders' AXELs Series A Commitments at such time.

          "AXELs Series A Lender" means any Lender that has an AXELs Series A
           ---------------------
     Commitment.

          "AXELs Series A Note" means a promissory note of the Borrower payable
           -------------------
     to the order of any AXELs Series A Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the AXELs Series A Advance made by such Lender.

          "AXELs Series B Advance" means any Existing AXELs Series B Advance or
           ----------------------
     any New AXELs Series B Advance.

          "AXELs Series B Borrowing" means a borrowing consisting of
           ------------------------
     simultaneous AXELs Series B Advances of the same Type made by the AXELs Series B Lenders.

          "AXELs Series B Commitment" means, with respect to any AXELs Series B
           -------------------------
     Lender at any time, the amount set forth opposite such Lender's name on
     Schedule I hereto under the caption "AXELs Series B Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "AXELs Series B Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "AXELs Series B Facility" means, at any time, the aggregate amount of
           -----------------------
     the AXELs Series B Lenders' AXELs Series B Commitments at such time.

          "AXELs Series B Lender" means any Existing AXELs Series B Lender or
           ---------------------
     any New AXELs Series B Lender.

          "AXELs Series B Note" means a promissory note of the Borrower payable
           -------------------
     to the order of any AXELs Series B Lender, in substantially the form of Exhibit A-3 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the AXELs Series B Advance made by such Lender.

          "Bank Hedge Agreement" means any Hedge Agreement required or permitted
           --------------------
     under Article V that is entered into by and between the Borrower and any Hedge Bank.

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by
                 ----
          dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week
                                ----
          period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States; and

               (c) 1/2 of 1% per annum above the Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
     in Section 2.07(a)(i).

          "Blocked Accounts" has the meaning specified in the Security
           ----------------
     Agreement.

          "Borrower" has the meaning specified in the recital of parties to this
           --------
     Agreement.

          "Borrower's Account" means the account of the Borrower maintained by
           ------------------
     the Borrower with The Chase Manhattan Bank, N.A. at its office at One Chase Plaza, New York, New York 10081, Account No. 001-71281-9-01 or such other account of the Borrower maintained by the Borrower in the United States as the Borrower shall designate in writing to the Administrative Agent.

          "Borrowing" means a Term Loan Borrowing, an AXELs Series A Borrowing,
           ---------
     an AXELs Series B Borrowing or a Working Capital Borrowing.

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings in U.S. dollar deposits are carried on in the London interbank market.

          "Capital Expenditures" means, for any Person for any period, the sum
           --------------------
     of (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures; provided, however, that the following shall in
                                 --------  -------
     any event be excluded from the definition of Capital Expenditures: any such expenditures made with, or subsequently reimbursed out of, the proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements received from third parties for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are commenced within 3 months of the later of the occurrence of the damage to or loss of the assets being replaced or repaired and the receipt of such proceeds, awards or payments in respect thereof; provided
                                                                      --------
     further, however, that notwithstanding anything contained herein, Capital
     -------  -------
     Expenditures shall not include any Investments.

          "Capitalized Leases" means all leases that have been or should be, in
           ------------------
     accordance with GAAP, recorded as capitalized leases.

          "Cash Collateral Account" has the meaning specified in the Security
           -----------------------
     Agreement.

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
     the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 90 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion,
     (c) commercial paper in an aggregate amount of no more than $10,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group or (d) Investments in money market funds that invest primarily in Cash Equivalents of the types described in clauses (a), (b) and (c) above.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental Response, Compensation
           -------
     and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Change of Control" means the occurrence of any of the following:  (a)
           -----------------
     at any time prior to an IPO, the Goldman Investors shall at any time for any reason cease to own beneficially Voting Stock of Parent representing 51% or more of the combined voting power of all Voting Stock of Parent; (b) at any time after an IPO, the Goldman Investors shall at any time for any reason cease to own beneficially Voting Stock of Parent representing 35% or more of the combined voting power of all Voting Stock of Parent; (c) at any time after an IPO, any Person or two or more Persons acting in concert other than the Goldman Investors shall have acquired at any time beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Parent (or other securities convertible into such Voting Stock) representing more of the combined voting power of all Voting Stock of Parent than is beneficially owned by the Goldman Investors at such time; (d) during any period of up to 24 consecutive months, commencing after the First Closing Date, individuals who at the beginning of such 24-month period were directors of Parent shall cease for any reason to constitute a majority of the board of directors of Parent (except to the extent that individuals who at the beginning of such 24-month period were replaced by individuals (x) elected by a majority of the remaining members of the board of directors of Parent or (y) nominated for election by a majority of the remaining members of the board of directors of Parent and thereafter elected as directors by the shareholders of Parent); or (e) a "Change of Control" as defined in the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture.

          "China Joint Venture" means AMF Garden Hotel Bowling Center Company, a
           -------------------
     company organized under the laws of the People's Republic of China by AMF Bowling Centers (China) Company, a Subsidiary of the Borrower, and the Guangzhou Garden Hotel.

          "Citibank" has the meaning specified in the recital of parties to this
           --------
     Agreement.

          "Citicorp" has the meaning specified in the recital of parties to this
           --------
     Agreement.

          "Collateral" means all "Collateral" referred to in the Collateral
           ----------
     Documents and all other property that is or is intended to be subject to any Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

          "Collateral Agent" has the meaning specified in the recital of parties
           ----------------
     to this Agreement.

          "Collateral Documents" means the Security Agreement, the Intellectual
           --------------------
     Property Security Agreement, the Mortgages and any other agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

          "Commitment" means a Term Loan Commitment, an AXELs Series A
           ----------
     Commitment, an AXELs Series B Commitment, a Working Capital Commitment or a Letter of Credit Commitment.

          "Company" has the meaning specified in the Preliminary Statements.
           -------

          "Confidential Information" means information that the Borrower
           ------------------------
     furnishes to any Agent or any Lender Party in a writing designated as confidential but does not include any such information that is or becomes generally available to the public other than as a result of a breach by any Agent or any Lender Party of its obligations hereunder or that is or becomes available to such Agent or such Lender Party from a source other than the Borrower that is not, to the best of such Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrower.

          "Consolidated" refers to the consolidation of accounts in accordance
           ------------
     with GAAP.

          "Conversion", "Convert" and "Converted" each refer to a conversion of
           ----------    -------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section
     2.09 or 2.10.

          "Convertible Bonds" has the meaning specified in the Preliminary
           -----------------
Statements.

          "Convertible Bond Repurchase Transactions" has the meaning specified
           ----------------------------------------
     in the Preliminary Statements.

          "Cure Contribution" means each cash contribution (which contribution
           -----------------
     may consist of a portion of the Retained Amount) made from time to time after the Fifth Closing Date, upon notice to the Administrative Agent as provided below, by Parent to Holdings in the form of common equity, which Holdings, in turn, immediately contributes in cash in like amount to the Borrower in the form of common equity; provided that the Borrower shall
                                            --------
     have given the Administrative Agent five Business Days' prior written notice of such contribution, specifying therein (i) the date and amount thereof, (ii) the designation of such amount as a "Cure Contribution" and
     (iii) the fiscal quarter for which such Cure Contribution is being made; provided further, however, that no Pre-Funded Equity Contribution or Sub
     -------- -------  -------
     Note Prepayment Contribution or the Initial Pre-Funded Equity Contribution shall constitute a Cure Contribution; provided still further, however, that
                                           -------- ----- -------  -------
     each Cure Contribution shall be in an amount equal to or greater than $1,000,000 and the aggregate amount of all Cure Contributions made in any Rolling Period shall not exceed $10,000,000; provided still further,
                                                  -------- ----- -------
     however, that Cure Contributions may only be made (a) in respect of a
     -------
     fiscal quarter of the Borrower that ends on or after June 30, 1999 and on or prior to December 31, 2001 and (b) in respect of any such fiscal quarter if made during such fiscal quarter, or (i) in the case of the first three fiscal quarters of a Fiscal Year, on or prior to the earlier date to occur of 45 days following the end of such fiscal quarter or the date on which the Borrower shall deliver to the Administrative Agent and the Lender Parties the certificate specified in Section 5.03(b) or (ii) in the case of the last fiscal quarter of a Fiscal Year, on or prior to the earlier date to occur of 90 days after the end of such fiscal quarter and the date on which the Borrower shall deliver to the Administrative Agent and the Lender Parties the certificate specified in Section 5.03(c).

          "Current Assets" of any Person means all assets of such Person that
           --------------
     would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Current Liabilities" of any Person means (a) all Debt of such Person
           -------------------
     that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (b) all amounts of Funded Debt of such Person required to be paid or prepaid within one year after such date and (c) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

          "Debt" of any Person means, without duplication, (a) all indebtedness
           ----
     of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations, contingent or otherwise, of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of

     Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Obligations of such Person in respect of long-term non-competition agreements or arrangements, (j) all Debt of others referred to in clauses
     (a) through (i) above or clause (k) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Debt referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Default" means any Event of Default or any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender Party at any
           -----------------
     time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(d) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender Party at any
           ----------------
     time, any amount required to be paid by such Lender Party to any Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to
     (a) any Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by such Issuing Bank, (b) the Administrative Agent pursuant to Section 2.02(d) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (c) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (d) any Agent or any Issuing Bank pursuant to Section 7.05 to reimburse such Agent or such Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to such Agent or such Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender Party that, at such
           -----------------
     time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f).

          "Designated Financial Officer" means any of the President or Vice
           ----------------------------
     President-Finance of AMF Bowling Products or AMF Bowling Centers or the chief financial officer of the Borrower.

          "Domestic Lending Office" means, with respect to any Lender Party, the
           -----------------------
     office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

          "EBITDA" means, for any Person, for any period, the sum, determined on
           ------
     a Consolidated basis and without duplication, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) the aggregate amount of a one-time bonus and "phantom" stock payments (and payroll taxes associated therewith) made, in each case, to employees, former employees, former owners and former consultants of the Company and its Subsidiaries and the aggregate amount of professional and similar fees incurred by the Sellers in connection with the Acquisition, provided that, in each case, such amount
                                      --------
     shall have been funded by the Sellers at or prior to the consummation of the Acquisition, (g) non-cash foreign exchange losses, if any, (h) extraordinary or non-recurring losses, if any, included in determining such net income (or net loss), (i) non-cash expenses, if any, incurred in connection with the issuance of warrants or other equity by such Person with respect to the acquisition by the Borrower of MJ Golf, to the extent included in determining such net income (or net loss), (j) other non-operating expense, if any, included in determining such net income (or net loss), and (k) Other Additions incurred during such period, less the sum of
                                                                 ----
     (i) non-cash foreign exchange gains, if any, (ii) extraordinary or non-recurring gains, if any, included in determining such net income (or net loss), and (iii) other non-operating income, if any, included in determining such net income (or net loss), in each case of such Person and its Subsidiaries, determined, except in the case of clause (j) above, in accordance with GAAP for such period.

          "EBITDA Adjustment Amount" means, at any time of determination, an
           ------------------------
     amount equal to 80% of the aggregate amount of the EBITDA of each bowling center acquired or constructed by the Borrower or any of its Subsidiaries after the First Closing Date and acquired or constructed at least 15 months prior to such time of determination, as reflected in the certificate most recently required to be furnished to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, provided that for purposes hereof, the
                                         --------
     time of any such acquisition shall be the date of consummation of such acquisition and the time of any such construction shall be the date of the opening of such bowling center for business.

          "Eligible Assignee" means (a) with respect to any Facility (other than
           -----------------
     the Letter of Credit Facility), (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000, in the case of the Working Capital Facility, and at least $100,000,000, in the case of the Term Loan Facility, the AXELs Series A Facility and the AXELs Series B Facility; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $500,000,000, in the case of the Working Capital Facility, and at least $100,000,000, in the case of the Term Loan Facility, the AXELs Series A Facility and the AXELs Series B Facility; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, in the case of the Working Capital Facility, and at least $100,000,000, in the case of the Term Loan Facility, the AXELs Series A Facility and the AXELs Series B Facility, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the OECD; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $500,000,000, in the case of the Working Capital Facility, and at least $100,000,000, in the case of the Term Loan Facility, the AXELs Series A Facility and the AXELs Series B Facility; and (viii) any other Person approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed, and (b) with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause
     (iii) or (v) of clause (a) of this definition and is approved by the Administrative Agent and, so long as no Default shall have occurred and be continuing, by the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any
                 --------  -------
     Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

          "Environmental Action" means any action, suit, demand, demand letter,
           --------------------
     claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement pursuant to any Environmental Law or any Environmental Permit or relating to any Hazardous Material, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any applicable federal, state, local or
           -----------------
     foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree, judicial decision, or agency interpretation, policy or guidance that has the force and effect of law, relating to pollution or protection of the environment, public health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification
           --------------------
     number, license or other authorization from any governmental or regulatory authority required under any Environmental Law.

          "Equity Investors" means the Persons listed under the caption "Equity
           ----------------
     Investors" on Schedule 4.01(a).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
     ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
     within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or
     (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
     of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender Party,
           -------------------------
     the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar
           ---------------
     Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Citibank's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if Citibank shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
     provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all
           ----------------------------------
     Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excess Cash Flow" means, for any Fiscal Year (which, in the case of
           ----------------
     the Fiscal Year ending December 31, 1996, shall mean the period from May 1, 1996 to December 31, 1996 for purposes of this definition), determined in accordance with GAAP for the Borrower and its Subsidiaries on a Consolidated basis and without duplication:

               (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such Fiscal Year less (to the extent included in the calculation of
                           ----
          EBITDA) any Extraordinary Receipts received by the Borrower or any of its Subsidiaries during such Fiscal Year less extraordinary or non-
                                                   ----
          recurring cash losses in such Fiscal Year plus extraordinary or non-
                                                    ----
          recurring cash gains in such Fiscal Year, less
                                                    ----

               (b)  the sum of

                    (i) Consolidated cash interest expense payable by the Borrower and its Subsidiaries in such Fiscal Year plus
                                                                 ----

                    (ii) the aggregate amount of Capital Expenditures made pursuant to Section 5.02(q) by the Borrower and its Subsidiaries during such Fiscal Year (but not exceeding the amount permitted to be made in such Fiscal Year pursuant to Section 5.02(q)) plus
                                                                           ----

                    (iii) optional prepayments and scheduled payments of principal of Debt of the Borrower and its Subsidiaries in such Fiscal Year (including, without limitation, prepayments of the Working Capital Facility to the extent that the Working Capital Facility is permanently reduced) plus
                                                ----

                    (iv) cash taxes paid by the Borrower and its Subsidiaries in such Fiscal Year plus
                                   ----

               (c) if there was a net increase in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such Fiscal Year, the amount of such net increase plus
                                                ----

               (d) if there was a net decrease in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such Fiscal Year, the amount of such net decrease less
          ----

               (e) if there was a net decrease in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such Fiscal Year, the amount of such net decrease less
                                                ----

               (f) if there was a net increase in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such Fiscal Year, the amount of such net increase.

          "Excess Cash Flow Amount" means (a) for each of the first two Fiscal
           -----------------------
     Years ending after the First Closing Date, an amount equal to the lesser of
     (i) the amount by which Excess Cash Flow for such Fiscal Year exceeds $10,000,000 and (ii) an amount equal to 50% of Excess

     Cash Flow for such Fiscal Year, (b) for the third Fiscal Year ending after the First Closing Date, an amount equal to the lesser of (i) the amount by which Excess Cash Flow for such Fiscal Year exceeds $20,000,000 and (ii) an amount equal to 50% of Excess Cash Flow for such Fiscal Year and (c) for each Fiscal Year ending thereafter, an amount equal to 50% of Excess Cash Flow for such Fiscal Year.

          "Existing Advance" means, for each Existing Lender, all of such
           ----------------
     Existing Lender's rights in and to, and all of its obligations under, the Advances (as defined in the Existing Credit Agreement) evidenced by the Existing Notes and owing to it under the Existing Credit Agreement immediately preceding the Fifth Closing Date.

          "Existing AXELs Series B Advance" has the meaning specified in Section
           -------------------------------
     2.01(c).

          "Existing AXELs Series B Commitment" means, with respect to any
           ----------------------------------
     Existing AXELs Series B Lender at any time, the amount committed by such Existing AXELs Series B Lender as an "Existing AXELs Series B Commitment" pursuant to the Original Credit Agreement or, if such Lender entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) of the Second Amended and Restated Credit Agreement as such Lender's "Existing AXELs Series B Commitment", as such amount may have been reduced at or prior to such time pursuant to Section 2.05 of the Second Amended and Restated Credit Agreement.

          "Existing AXELs Series B Lender" means any Lender that has an Existing
           ------------------------------
     AXELs Series B Commitment.

          "Existing Commitment" means, for each Existing Lender, all of such
           -------------------
     Existing Lender's rights in and to, and all of its obligations under, the Commitments (as defined in the Existing Credit Agreement) held by it under the Existing Credit Agreement immediately preceding the Fifth Closing Date.

          "Existing Credit Agreement" has the meaning specified in the
           -------------------------
     Preliminary Statements.

          "Existing Debt" means Debt of the Company and its Subsidiaries
           -------------
     outstanding immediately before giving effect to the Acquisition.

          "Existing Lenders" has the meaning specified in the Preliminary
           ----------------
     Statements.

          "Existing Notes" means the Notes as defined in, and issued pursuant
           --------------
     to, the Existing Credit Agreement.

          "Extraordinary Receipt" means any cash received by or paid to or for
           ---------------------
     the account of any Person consisting of tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and payments in respect of judgments (including, without limitation, punitive damages); provided, however, that an Extraordinary
                                    --------  -------
     Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements (i) to the extent that such proceeds, awards or payments in respect of loss or damage to equipment, fixed assets or real property are applied to replace or repair such equipment, fixed assets or real property to the extent such replacement or repair is not prohibited under the terms of the Collateral Documents, so long as such application is commenced within 3 months after the later of the occurrence of such loss or damage and the receipt of such proceeds, awards or payments in respect thereof or (ii) to the extent that such proceeds, awards or payments reimburse such Person for the prior payment of out-of-pocket costs.

          "Facility" means the Term Loan Facility, the AXELs Series A Facility,
           --------
     the AXELs Series B Facility, the Working Capital Facility or the Letter of Credit Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fifth Closing Date" means the first date on which the conditions set
           ------------------
     forth in Section 3.05 have been satisfied but in no event later than September 30, 1999.

          "Financial Statements" means, at any time, the most recent financial
           --------------------
     statements furnished, or required to be furnished, by the Borrower to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.

          "First Amendment" means Amendment No. 3 to the Original Credit
           ---------------
     Agreement dated as of December 20, 1996 among the Borrower, the Lenders parties thereto and the Agents, and the Consent thereto dated as of December 20, 1996 by the Loan Parties (other than the Borrower).

          "First Amendment Documents"  means (a) the First Amendment, (b) the
           -------------------------
     AXELs Series B Notes payable to the New AXELs Series B Lenders and (c) the First Mortgage Amendments, in each case as amended, supplemented or otherwise modified from time to time.

          "First Closing Date" means May 1, 1996, the date on which the Initial
           ------------------
     Extension of Credit occurred following satisfaction or waiver of the conditions set forth in Sections 3.01 and 3.02.

          "First Mortgage Amendments" means the mortgage amendments executed in
           -------------------------
     connection with the First Amendment.

          "First Prepayment Date" has the meaning specified in Section
           ---------------------
     2.06(b)(iv).

          "Fiscal Year" means (except as otherwise stated in the definition of
           -----------
     Excess Cash Flow in this Section 1.01 and in Section 5.02(q)) a fiscal year of the Borrower and its Consolidated Subsidiaries ending on December 31 in any calendar year.

          "Foreign Subsidiary" means a Subsidiary of the Borrower organized
           ------------------
     under the laws of a country other than the United States or any State thereof.

          "Form S-1" has the meaning specified in the Preliminary Statements.
           --------

          "Fourth Amendment" means Amendment No. 2 and Waiver dated as of June
           ----------------
     14, 1999 to the Existing Credit Agreement among the Borrower, the Lenders parties thereto and the Agents, and the Consent thereto dated as of June 14, 1999 by the Loan Parties (other than the Borrower).

          "Fourth Closing Date" means November 7, 1997.
           -------------------

          "Fourth Amendment Documents" means (a) the Fourth Amendment and (b)
           --------------------------
     the Fourth Mortgage Amendments.

          "Fourth Mortgage Amendments" means, collectively, the mortgage
           --------------------------
     amendments, if any, executed in connection with the Fourth Amendment.

          "Funded Debt" of any Person means Debt in respect of the Advances, in
           -----------
     the case of the Borrower, and all other Debt of such Person that by its terms matures more than one year after the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "Goldman" has the meaning specified in the recital of parties to this
           -------
     Agreement.

          "Goldman Investors" has the meaning specified in the Preliminary
           -----------------
     Statements.

          "Gross Cash Proceeds" means, with respect to any sale, lease, transfer
           -------------------
     or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash proceeds receivable (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction, prior to deduction for brokerage commissions, underwriting fees, legal fees, finder's fees and other similar fees and commissions, discounts and other expenses.

          "Guaranties" means the Holdings Guaranty, the Subsidiary Guaranty and
           ----------
     any other guaranty delivered pursuant to Section 5.01(n).

          "Guarantors" means Holdings and the Subsidiary Guarantors.
           ----------

          "Hazardous Materials" means (a) petroleum or petroleum products, by-
           -------------------
     products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements,
           ----------------
     interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "Hedge Bank" means any Lender Party or any of its Affiliates in its
           ----------
     capacity as a party to a Bank Hedge Agreement.

          "Holdings" has the meaning specified in the Preliminary Statements.
           --------

          "Holdings Guaranty" has the meaning specified in Section 3.01(p)(x).
           -----------------

          "Indemnified Party" has the meaning specified in Section 8.04(b).
           -----------------

          "Information Memorandum" means collectively, the information
           ----------------------
     memorandum dated February, 1996, the information memorandum dated August, 1997 and the information memorandum dated May, 1999, each relating to the Borrower and the Company and used by the Arrangers and the Syndication Agent in connection with the original syndication of the Commitments, the Third Amendment, and the Fourth Amendment, respectively, each as amended or supplemented from time to time in writing.

          "Initial Extension of Credit" means the earlier to occur of the
           ---------------------------
     initial Borrowing and the initial issuance of a Letter of Credit under the Original Credit Agreement.

          "Initial Issuing Banks" has the meaning specified in the recital of
           ---------------------
     parties to this Agreement.

          "Initial Lenders" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Initial Pre-Funded Equity Contribution" has the meaning specified in
           --------------------------------------
     the Preliminary Statements.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
     of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Intellectual Property Security Agreement" has the meaning specified
           ----------------------------------------
     in Section 3.01(p)(viii).

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided,
                                                                 --------
     however, that:
     -------

               (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Inventory" has the meaning specified in the Security Agreement.
           ---------

          "Investment" in any Person means any loan or advance to such Person,
           ----------
     any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities or all or substantially all of the assets of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (j) or (k) of the definition of "Debt" in respect of such Person,
                                             ----
     any acquisition by way of a merger or consolidation and any purchase or other acquisition or construction of bowling centers.

          "IPO" has the meaning specified in the Preliminary Statements.
           ---

          "Issuing Banks" means each Initial Issuing Bank, any other Working
           -------------
     Capital Lender that has a Letter of Credit Commitment set forth opposite its name on Schedule I hereto, any other Working Capital Lender approved as an Issuing Bank by the Administrative Agent and, so long as no Default shall have occurred and be continuing, by the Borrower (such approval not to be unreasonably withheld or delayed) and each Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to
     Section 8.07 so long as each such Working Capital Lender or Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register).

          "KK Sublease" has the meaning specified in the Preliminary Statements.
           -----------

          "L/C Cash Collateral Account" has the meaning specified in the
           ---------------------------
     Security Agreement.

          "L/C Related Documents" has the meaning specified in Section
           ---------------------
     2.04(e)(ii).

          "Lender Party" means any Lender or any Issuing Bank.
           ------------

          "Lenders" means the Initial Lenders and each Person that shall become
           -------
     a Lender hereunder pursuant to Section 8.07.

          "Letter of Credit Advance" means an advance made by any Issuing Bank
           ------------------------
     or any Working Capital Lender pursuant to Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section
           --------------------------
     2.03(a).

          "Letter of Credit Commitment" means, with respect to any Issuing Bank
           ---------------------------
     at any time, the amount set forth opposite such Issuing Bank's name on
     Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Issuing Bank has entered into one or more Assignments and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Facility" means, at any time, an amount equal to the
           -------------------------
     lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit Commitments at such time and (b) $10,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letters of Credit" has the meaning specified in Section 2.01(e).
           -----------------

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the
           --------------
     Notes and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Guaranties and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) the First Amendment Documents, (vi) the Second Amendment Documents, (vii) the Third Amendment Documents, (viii) the Fourth Amendment Documents and (ix) each Letter of Credit Agreement and (b) for purposes of the Guaranties and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) the First Amendment Documents, (vi) the Second Amendment Documents, (vii) the Third Amendment Documents, (viii) the Fourth Amendment Documents, (ix) each Letter of Credit Agreement and (x) each Bank Hedge Agreement, in each case as amended, supplemented or otherwise modified from time to time.

          "Loan Parties" means the Company, the Borrower and the Guarantors.
           ------------

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of Holdings or the Borrower, in each case together with its respective Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of Holdings or the Borrower, in each case together with its respective Subsidiaries, taken as a whole, (b) the rights and remedies of any Agent or any Lender Party under any Loan Document or Related Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document (excluding Mortgages covering Collateral which, in the aggregate, is immaterial) or Related Document to which it is or is to be a party.

          "Material Subsidiary" means, at any time, a Subsidiary of the Borrower
           -------------------
     having at least 5% of the total Consolidated assets of the Borrower and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Borrower) or at least 5% of the total Consolidated revenues or net income of the Borrower and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of the Borrower; provided, however, that any Subsidiary formed or acquired after the last
     --------  -------
     day of the most recent fiscal quarter of the Borrower that would have been a Material Subsidiary if it had been formed or acquired on or prior to the last day of such fiscal quarter shall be a Material Subsidiary for purposes hereof from and after the date of its formation or acquisition.

          "Minimum Working Capital Availability" means, at any time, (a) during
           ------------------------------------
     the Fiscal Years ending December 31, 1999 and December 31, 2000, $65,000,000, (b) during the Fiscal Year ending December 31, 2001, $40,000,000 and (c) thereafter, $0.

          "MJ Golf" means Michael Jordan Golf, Inc., a Delaware corporation.
           -------

          "Modified Consolidated EBITDA" means, for any Rolling Period,
           ----------------------------
     Consolidated EBITDA of the Borrower and its Subsidiaries for such Rolling Period, provided, however, that at any time of determination, (i) solely
             --------  -------
     with respect to any constructed New Center, Modified Consolidated EBITDA shall be calculated using Adjusted EBITDA of such New Center and (ii) solely with respect to any New Center acquired within the immediately preceding 15 months, Modified Consolidated EBITDA shall be calculated using the actual EBITDA of such New Center for such Rolling Period (including, without limitation, for any portion of such Rolling Period that is prior to the date of acquisition of such New Center).

          "Mortgage Policy" has the meaning specified in Section 3.01(p)(ix).
           ---------------

          "Mortgages" has the meaning specified in Section 3.01(p)(ix).
           ---------

          "Multiemployer Plan" means a multiemployer plan, as defined in Section
           ------------------
     4001(a)(3) of ERISA, that is subject to ERISA and to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
     Section 4001(a)(15) of ERISA, that is subject to ERISA and that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or
     (b) was so maintained and in respect of which any Loan Party or any ERISA

     Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer
           -----------------
     or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and other reasonable and customary expenses incurred in connection with such transaction and (b) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at or prior to the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof; provided, however, that in the case of taxes
                                  --------  -------
     that are deductible under clause (b) but for the fact that at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, such Person may deduct an amount (the "Reserved Amount")
                                                          ---------------
     equal to the amount reserved in accordance with GAAP for such Person's reasonable estimate of such taxes, other than taxes for which such Person is indemnified, provided further, however, that at the time such taxes are
                     -------- -------  -------
     paid, the Borrower shall prepay the Advances outstanding hereunder, in accordance with the terms of Section 2.06(b)(ii), in an amount equal to the amount, if any, by which the Reserved Amount exceeds the amount of taxes actually paid.

          "New AXELs Series B Advance" has the meaning specified in Section
           --------------------------
     2.01(c).

          "New AXELs Series B Commitment" means, with respect to any New AXELs
           -----------------------------
     Series B Lender at any time, the amount committed by such New AXELs Series B Lender as a "New AXELs Series B Commitment" pursuant to the Second Credit Agreement or, if such Lender entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) of the Second Amended and Restated Credit Agreement as such Lender's "New AXELs Series B Commitment", as such amount may have been reduced at or prior to such time pursuant to
     Section 2.05 of the Second Amended and Restated Credit Agreement.

          "New AXELs Series B Lender" means any Lender that has a New AXELs
           -------------------------
     Series B Commitment.

          "New Center" means, at any time of determination, any bowling center
           ----------
     acquired (whether by means of a stock or asset acquisition) or constructed by the Borrower or any of its Subsidiaries after the First Closing Date and less than 15 months prior to such date of determination, provided that for
                                                              --------
     purposes hereof, the time of any such acquisition shall be the date of consummation of such acquisition and the time of any such construction shall be the date of the opening of such bowling center for business.

          "Note" means a Term Loan Note, an AXELs Series A Note, an AXELs Series
           ----
     B Note or a Working Capital Note.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "Notice of Issuance" has the meaning specified in Section 2.03(a).
           ------------------

          "NPL" means the National Priorities List under CERCLA.
           ---

          "Obligation" means, with respect to any Person, any payment,
           ----------
     performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Open Market Purchases" has the meaning specified in the Preliminary
           ---------------------
     Statements.

          "Open Year" has the meaning specified in Section 4.01(bb).
           ---------

          "Other Additions" means, collectively, each non-recurring or special
           ---------------
     charge set forth or described on Schedule IV hereto in an aggregate amount not to exceed $35,000,000; provided, however, such charges may only be
                                --------  -------
     incurred during the Fiscal Year ending December 31, 1999.

          "Other Taxes" has the meaning specified in Section 2.12(b).
           -----------

          "Outstanding Amount" has the meaning specified in Section 2.01(d)(i).
           ------------------

          "Parent" has the meaning specified in the Preliminary Statements.
           ------

          "Parent Bond Repurchases" means, collectively, each repurchase by
           -----------------------
     Parent of Convertible Bonds after the Fifth Closing Date through additional tender offers on terms and conditions satisfactory to the Agents or through open market purchases; provided, however, that the consideration paid by
                            --------  -------
     Parent for each Parent Bond Repurchase shall consist of a portion of the Retained Amount.

          "Parent Offering" has the meaning specified in the Preliminary
           ---------------
     Statements.

          "Parent Offering Documents" has the meaning specified in the
           -------------------------
Preliminary Statements.

          "Parent Offering Proceeds" has the meaning specified in the
           ------------------------
Preliminary Statements.

          "Parent Repurchase Tender Offer" has the meaning specified in the
           ------------------------------
     Preliminary Statements.

          "PBGC" means the Pension Benefit Guaranty Corporation (or any
           ----
     successor thereto).

          "Permitted Encumbrances" means, with respect to any real property,
           ----------------------
     minor survey exceptions, minor title irregularities, easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Loan Parties and their Subsidiaries which were not incurred in connection with and do not secure Debt or other extensions of credit and which do not individually or in the aggregate materially adversely affect the value of the properties of the Loan Parties and their Subsidiaries taken as a whole or materially impair its use, taken as a whole with all other properties of the Loan Parties and their Subsidiaries, in the operation of the business of the Loan Parties and their Subsidiaries.

          "Permitted Fees" has the meaning specified in the Preliminary
           --------------
     Statements.

          "Permitted Lessor" has the meaning specified in the Preliminary
           ----------------
     Statements.

          "Permitted Liens" means such of the following as to which no
           ---------------
     enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b); (b) Liens imposed by law, such as materialmen's, mechanics', carriers', landlords', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or are being contested in good faith by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) Permitted Encumbrances, provided, however,
                                                            --------  -------
     that no Lien in favor of the PBGC shall, in any event, be a Permitted Lien.

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Play Center Joint Venture" means AMF Play Center S.A., a corporation
           -------------------------
     organized under the laws of Brazil, and its successors and Subsidiaries, 50% of the Voting Stock of which corporation is to be owned directly or indirectly by the Borrower.

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
     stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Pre-Funded Equity Account" means the ledger entitled "Pre-Funded
           -------------------------
     Equity Account" maintained by the Borrower and copies of which are delivered to the Administrative Agent pursuant to Sections 3.02(b) and 5.03(b) and (c) in which the Borrower records (a) the Initial Pre-Funded Equity Contribution and each Pre-Funded Equity Contribution and (b) each change in the Pre-Funded Equity Balance.

          "Pre-Funded Equity Balance" means, at any time of determination:
           -------------------------

                    (a) during the period from the Fifth Closing Date until the end of the quarter ending immediately after the Fifth Closing Date, the sum of:

                         (i)   the Initial Pre-Funded Equity Contribution less
                                                                          ----

                         (ii) the amount (to the extent positive) by which (A) the sum of the Aggregate Purchase Price of each Program Acquisition consummated during such period exceeds (B) 3.25 times the product of Specified Revenues and the Average
                    -----
                    EBITDA Margin for each such Program Acquisition plus
                                                                    ----

                         (iii) the amount (to the extent positive) by which (A)
                    3.25 times the product of Specified Revenues and the Average
                         -----
                    EBITDA Margin for each Program Acquisition consummated during such period exceeds (B) the sum of the Aggregate Purchase Price of each such Program Acquisitions plus
                                                                     ----

                         (iv) Pre-Funded Equity Contributions made (if any) during such period, and

                    (b)  for each quarter occurring thereafter, the sum of

                         (i) the Pre-Funded Equity Balance as at the last day of the immediately preceding quarter, provided, however,
                                                          --------  -------
                    that such Pre- Funded Equity Balance shall be reduced by the net increase (other than any increase resulting from additional Pre-Funded Equity Contributions), if any, in such Pre-Funded Equity Balance during such immediately preceding quarter less
                            ----

                         (ii) the amount (to the extent positive) by which (A) the sum of the Aggregate Purchase Price of each Program Acquisition consummated during such quarter exceeds (B) 3.25 times the product of Specified Revenues and the Average
                    -----
                    EBITDA Margin for each such Program Acquisition plus
                                                                    ----

                         (iii) the amount (to the extent positive) by which (A)
                    3.25 times the product of Specified Revenues and the Average
                         -----
                    EBITDA Margin for each Program Acquisition consummated during such quarter exceeds (B) the sum of the Aggregate Purchase Price of each such Program Acquisitions plus
                                                                     ----

                         (iv) Pre-Funded Equity Contributions made (if any) during such quarter.

          "Pre-Funded Equity Contribution" means each cash contribution (which
           ------------------------------
     contribution shall consist of a portion of the Retained Amount or up to $20,000,000 of additional cash contributions from certain shareholders of Parent) made from time to time after the Fifth Closing

     Date, upon notice to the Administrative Agent as provided below, either (a) by certain of its shareholders to Parent in the form of common equity, which Parent immediately contributes in cash to Holdings or (b) by Parent and consisting of a portion of the Retained Amount to Holdings, in each case in like amount in the form of common equity and which Holdings, in turn, immediately contributes in cash in like amount to the Borrower in the form of common equity; provided that the Borrower shall have given the
                            --------
     Administrative Agent five Business Days' prior written notice of such contribution, specifying therein (i) the date and amount thereof and (ii) the designation of such amount as a "Pre-Funded Equity Contribution"; provided further, however, that no Cure Contribution or Sub Note Prepayment
     -------- -------  -------
     Contribution or the Initial Pre-Funded Equity Contribution shall constitute a Pre-Funded Equity Contribution.

          "Program Acquisition" means (a) an Investment made by any Loan Party
           -------------------
     pursuant to Section 5.02(f)(ix), or (b) the refinancing of the costs of construction of a New Center made by any Loan Party pursuant to Section 5.02(f)(ix), in each case on or after the Fifth Closing Date.

          "Pro Rata Share" of any amount means with respect to any Working
           --------------
     Capital Lender at any time, the product of such amount times a fraction the
                                                            -----
     numerator of which is the amount of such Lender's Working Capital Commitment at such time and the denominator of which is the Working Capital Facility at such time.

          "Purchase Agreement" has the meaning specified in the Preliminary
           ------------------
     Statements.

          "Redeemable" means, with respect to any capital stock or other
           ----------
     ownership or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Reduction Amount" has the meaning specified in Section 2.06(b)(vii).
           ----------------

          "Register" has the meaning specified in Section 8.07(d).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
     Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Purchase Agreement, the Subordinated
           -----------------
     Debt Documents, the Tax Agreement, the Stockholders' Agreement, the Parent Offering Documents and the Tender Offer Documents.

          "Required Lenders" means, at any time, (i) Lenders owed or holding at
           ----------------
     least a majority in interest of the sum of (a) the aggregate principal amount of the Term Loan Advances and Working Capital Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused Commitments under the Term Loan Facility at such time and (d) the aggregate Unused Working Capital Commitments at such time and (ii) Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the AXELs Series A Advances and AXELs Series B Advances outstanding at such time and (b) the aggregate unused Commitments under the AXELs Series A Facility and AXELs Series B Facility at such time; provided, however, that
                                                        --------  -------
     if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender

     (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (C) the aggregate unused Term Loan, AXELs Series A and AXELs Series B Commitments of such Lender at such time and (D) the Unused Working Capital Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments.

          "Responsible Officer" means any officer of any Loan Party or any of
           -------------------
     its Subsidiaries.

          "Retained Amount" has the meaning specified in the Preliminary
           ---------------
Statements.

          "Rolling Period" means, with respect to any fiscal quarter of the
           --------------
     Borrower and its Subsidiaries, such fiscal quarter and the three consecutive immediately preceding fiscal quarters.

          "Second Amended and Restated Credit Agreement" has the meaning
           --------------------------------------------
     specified in the Preliminary Statements.

          "Second Amendment" means Amendment No. 2 to the Second Credit
           ----------------
     Agreement dated as of June 30, 1997 among the Borrower, the Lenders parties thereto and the Agents, and the Consent thereto dated as of June 30, 1997 by the Loan Parties (other than the Borrower).

          "Second Amendment Documents" means (a) the Second Amendment, (b) the
           --------------------------
     Notes executed in connection therewith and (c) the Second Mortgage Amendments, in each case as amended, supplemented or otherwise modified from time to time.

          "Second Closing Date" means the date on which the New AXELs Series B
           -------------------
     Advances are made by the New AXELs Series B Lenders following satisfaction or waiver of the conditions set forth in Sections 3.02 and 3.04.

          "Second Credit Agreement" has the meaning specified in the Preliminary
           -----------------------
     Statements.

          "Second Mortgage Amendments" means, collectively, the mortgage
           --------------------------
     amendments executed in connection with the Second Amendment.

          "Second Prepayment Date" has the meaning specified in Section
           ----------------------
2.06(b)(iv).

          "Secured Parties" means the Arrangers, the Agents, the Lender Parties
           ---------------
     and the Hedge Banks.

          "Security Agreement" has the meaning specified in Section
           ------------------
     3.01(p)(vii).

          "Sellers" has the meaning specified in the Preliminary Statements.
           -------

          "Senior Subordinated Discount Notes" means the senior subordinated
           ----------------------------------
     discounted notes of the Borrower in an aggregate principal amount of $452,000,000 issued pursuant to the Senior Subordinated Discount Notes Indenture.

          "Senior Subordinated Discount Notes Indenture" means the Indenture
           --------------------------------------------
     dated as of March 21, 1996 among the Borrower, the guarantors party thereto and American Bank National Association, as Trustee, pursuant to which the Senior Subordinated Discount Notes are issued, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Senior Subordinated Notes" means the senior subordinated notes of the
           -------------------------
     Borrower in an aggregate principal amount of $250,000,000 issued pursuant to the Senior Subordinated Notes Indenture.

          "Senior Subordinated Notes Indenture" means the Indenture dated as of
           -----------------------------------
     March 21, 1996 among the Borrower, the guarantors party thereto and IBJ Schroder Bank & Trust Company, as Trustee, pursuant to which the Senior Subordinated Notes are issued, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Single Employer Plan" means a single employer plan, as defined in
           --------------------
     Section 4001(a)(15) of ERISA, that is subject to ERISA and that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
     particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Specified Revenues" means at any time (a) in the case of any
           ------------------
     acquisition of a New Center, aggregate revenues of such New Center for the immediately preceding 12-month period, and (b) in the case of any construction of a New Center, an amount equal to (i) at any time during its first 12 full months of operations, the aggregate revenues of such New Center for each full month it has operated times twelve divided by the
                                                -----        ------- --
     number of full months such New Center has operated and (ii) at any time thereafter, aggregate revenues of such New Center for the immediately preceding 12-month period.

          "Standby Letter of Credit" means any Letter of Credit issued under the
           ------------------------
     Letter of Credit Facility, other than a Trade Letter of Credit.

          "Stockholders' Agreement" means the Stockholders' Agreement set forth
           -----------------------
     on Schedule III hereto, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Sub Note Prepayment Amount" means an amount equal to the lesser of
           --------------------------
     (a) $94,500,000 less the aggregate consideration paid for the Convertible
                     ----
     Bond Repurchase Transactions and (b) $25,000,000.

          "Sub Note Prepayment Contribution" means each cash contribution (which
           --------------------------------
     contribution shall consist of a portion of the Retained Amount) made from time to time after the Fifth Closing Date, upon notice to the Administrative Agent as provided below, by Parent to Holdings in the form of common equity, which Holdings, in turn, immediately contributes in cash in like amount to the Borrower in the form of common equity; provided that
                                                                  --------
     the Borrower shall have given the Administrative Agent five Business Days' prior written notice of such contribution, specifying therein (i) the date and amount thereof and (ii) the designation of such amount as a "Sub Note Prepayment Contribution"; provided further, however, that no Pre- Funded
                               -------- -------  -------
     Equity Contribution or Cure Contribution or the Initial Pre-Funded Equity Contribution shall constitute a Sub Note Prepayment Contribution; provided
                                                                       --------
     still further, however, that the aggregate amount of Sub Note Prepayment
     ----- -------  -------
     Contributions shall not exceed the Sub Note Prepayment Amount.

          "Subordinated Debt" means the Subordinated Notes and any other Debt of
           -----------------
     any Loan Party that is subordinated to the Obligations of such Loan Party under the Loan Documents on, and that otherwise contains, terms and conditions satisfactory to the Required Lenders.

          "Subordinated Debt Documents" means the Subordinated Notes Indentures
           ---------------------------
     and all other agreements, indentures and instruments pursuant to which Subordinated Debt is issued.

          "Subordinated Notes" means the Senior Subordinated Notes and the
           ------------------
     Senior Subordinated Discount Notes.

          "Subordinated Notes Indentures" means the Senior Subordinated Notes
           -----------------------------
     Indenture and the Senior Subordinated Discount Notes Indenture.

          "Subordinated Notes Repurchase" has the meaning specified in Section
           -----------------------------
     5.02(k).

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
     venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Subsidiary Guarantors" means the Subsidiaries of the Borrower listed
           ---------------------
     on Schedule II hereto and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty pursuant to Section 5.01(n).

          "Subsidiary Guaranty" has the meaning specified in Section
           -------------------
     3.01(p)(xi).

          "Surviving Debt" has the meaning specified in Section 3.01(e).
           --------------

          "Syndication Agent" has the meaning specified in the recital of
           -----------------
     parties to this Agreement.

          "Tax Agreement" means the Tax Allocation Agreement dated as of May 1,
           -------------
     1996 among Parent, the Borrower and the Borrower's Subsidiaries (other than Foreign Subsidiaries), as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Tax Certificate" has the meaning specified in Section 5.03(o).
           ---------------

          "Taxes" has the meaning specified in Section 2.12(a).
           -----

          "Tender Offer Documents" has the meaning specified in the Preliminary
           ----------------------
     Statements.

          "Term Facilities" means the Term Loan Facility, the AXELs Series A
           ---------------
     Facility and the AXELs Series B Facility.

          "Term Loan Advance" has the meaning specified in Section 2.01(a).
           -----------------

          "Term Loan Borrowing" means a borrowing consisting of simultaneous
           -------------------
     Term Loan Advances of the same Type made by the Term Loan Lenders.

          "Term Loan Commitment" means, with respect to any Term Loan Lender at
           --------------------
     any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Loan Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
     Section 8.07(d) as such Lender's "Term Loan Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Term Loan Facility" means, at any time, the aggregate amount of the
           ------------------
     Term Loan Lenders' Term Loan Commitments at such time.

          "Term Loan Lender" means any Lender that has a Term Loan Commitment.
           ----------------

          "Term Loan Note" means a promissory note of the Borrower payable to
           --------------
     the order of any Term Loan Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan Advance made by such Lender.

          "Termination Date" means (a) with respect to the Term Loan Facility,
           ----------------
     the Working Capital Facility and the Letter of Credit Facility, the earlier of March 31, 2002 and the date of termination in whole of the Term Loan Commitments, the Working Capital Commitments and the Letter of Credit Commitments pursuant to Section 2.05 or 6.01, (b) with respect to the AXELs Series A Facility, the earlier of March 31, 2003 and the date of termination in whole of the AXELs Series A Commitments pursuant to Section
     2.05 or 6.01 and (c) with respect to the AXELs Series B Facility, the earlier of March 31, 2004 and the date of termination in whole of the AXELs Series B Commitments pursuant to Section 2.05 or 6.01.

          "Third Amendment" means Amendment No. 1 dated November 7, 1997 to the
           ---------------
     Second Amended and Restated Credit Agreement among the Borrower, the Lenders parties thereto and the Agents, and the Consent thereto dated as of November 7, 1997 by the Loan Parties (other than the Borrower).

          "Third Amendment Documents" means (a) the Third Amendment, (b) the
           -------------------------
     Working Capital Notes issued pursuant to Section 3.05(f)(i) and (c) the Third Mortgage Amendments.

          "Third Closing Date" means June 30, 1997.
           ------------------

          "Third Mortgage Amendments" means, collectively, the mortgage
           -------------------------
     amendments, if any, executed in connection with the Third Amendment.

          "Total Debt/EBITDA Ratio" means, at any date of determination, the
           -----------------------
     ratio of Consolidated total Debt (other than Hedge Agreements) of the Borrower and its Subsidiaries as at the end of the immediately preceding Rolling Period to Modified Consolidated EBITDA of the Borrower and its Subsidiaries for such Rolling Period.

          "Trade Letter of Credit" means any Letter of Credit that is issued
           ----------------------
     under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank that issued such Letter of Credit of negotiable bills of lading, invoices and related documents sufficient, in the judgment of such Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of such Issuing Bank.

          "Type" refers to the distinction between Advances bearing interest at
           ----
     the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "Unused Working Capital Commitment" means, with respect to any Working
           ---------------------------------
     Capital Lender at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all
               -----
     Working Capital Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such
                                                                 ----
     Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time.

          "Voting Stock" means capital stock issued by a corporation, or
           ------------
     equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of
           ------------
     ERISA, that is subject to ERISA and is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle
           --------------------
     E of Title IV of ERISA.

          "Working Capital Advance" has the meaning specified in Section
           -----------------------
     2.01(d).

          "Working Capital Borrowing" means a borrowing consisting of
           -------------------------
     simultaneous Working Capital Advances of the same Type made by the Working Capital Lenders.

          "Working Capital Commitment" means, with respect to any Working
           --------------------------
     Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Working Capital Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Working Capital Facility" means, at any time, the aggregate amount of
           ------------------------
     the Working Capital Lenders' Working Capital Commitments at such time.

          "Working Capital Lender" means any Lender that has a Working Capital
           ----------------------
     Commitment.

          "Working Capital Note" means a promissory note of the Borrower payable
           --------------------
     to the order of any Working Capital Lender, in substantially the form of Exhibit A-4 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender.

          SECTION 1.02.  Computation of Time Periods.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03.  Accounting Terms.  All accounting terms not
                         ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) ("GAAP").
                                                             ----

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

          SECTION 2.01.  The Advances.  (a)  The Term Loan Advances.  Each Term
                         ------------        ----------------------
Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Term Loan Advance") to the Borrower on the First
                             -----------------
Closing Date in an amount not to exceed such Lender's Term Loan Commitment at such time. The Term Loan Borrowing shall consist of Term Loan Advances made simultaneously by the Term Loan Lenders ratably according to their Term Loan Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

          (b) The AXELs Series A Advances.  Each AXELs Series A Lender severally
              ---------------------------
agrees, on the terms and conditions hereinafter set forth, to make a single advance (an "AXELs Series A Advance") to the Borrower on the First Closing Date
             ----------------------
in an amount not to exceed such Lender's AXELs Series A Commitment at such time. The AXELs Series A Borrowing shall consist of AXELs Series A Advances made simultaneously by the AXELs Series A Lenders ratably according to their AXELs Series A Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.

          (c)       The AXELs Series B Advances. (i) Each Existing AXELs Series
                    ---------------------------
B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (an "Existing AXELs Series B Advance") to the Borrower on
                           -------------------------------
the First Closing Date in an amount not to exceed such Lender's Existing AXELs Series B Commitment at such time. The AXELs Series B Borrowing made on the First Closing Date shall consist of Existing AXELs Series B Advances made simultaneously by the Existing AXELs Series B Lenders ratably according to their Existing AXELs Series B Commitments.

          (ii) Each New AXELs Series B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "New AXELs
                                                                   ---------
Series B Advance") to the Borrower on the Second Closing Date in an amount not
----------------
to exceed such Lender's New AXELs Series B Commitment at such time. The AXELs Series B Borrowing made on the Second Closing Date shall consist of New AXELs Series B Advances made simultaneously by the New AXELs Series B Lenders ratably according to their New AXELs Series B Commitments. On the Second Closing Date, all Existing AXELs Series B Advances then outstanding shall automatically Convert to Advances with Interest Periods ending on the same day or days as the Interest Period or Periods selected by the Borrower for the New AXELs Series B Advances, in such amounts such that after giving effect to such Conversion, AXELs Series B Advances comprising part of the same Borrowing shall be owing to the AXELs Series B Lenders ratably according to their AXELs Series B Commitments. The Borrower shall, on the Second Closing Date, pay any amounts owing pursuant to Section 8.04(c) as a result of such Conversion.

          (iii) Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed.

          (d)       The Working Capital Advances. (i) Effective as of the Fourth
                    ----------------------------
Closing Date, all Acquisition Advances and Acquisition B Advances (each as defined in the Second Amended and Restated Credit Agreement) outstanding under the Second Amended and Restated Credit Agreement and all but $130,000,000 of the Term Loan Advances (as defined in the Second Amended and Restated Credit Agreement) outstanding under the Second Amended and Restated Credit Agreement (the aggregate amount of all such Advances less the aggregate amount of Advances
                                           ----
prepaid pursuant to Section 2.06(b)(ii)(B) being the "Outstanding Amount") were
                                                      ------------------
converted into Working Capital Advances hereunder and paid in full as hereinafter set forth. In connection therewith, on the Fourth Closing Date, each Working Capital Lender made available, in accordance with Section 2.02(a), for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's Pro Rata Share of the Outstanding Amount. Promptly upon the Administrative Agent's receipt of the funds referred to in the immediately preceding sentence, the Administrative Agent caused to be distributed like funds to prepay the Acquisition Lenders, the Acquisition B Lenders and the Term Lenders (each as defined in the Second Amended and Restated Credit Agreement) in such amounts as was necessary such that after giving effect thereto, the Working Capital Advances that were, prior to conversion in accordance with the first sentence of this Section 2.01(d)(i), Acquisition Advances, Acquisition B Advances and Term Loan Advances had been paid in full. The Borrower, on the Fourth Closing Date, paid any amounts owing pursuant to Section 8.04(c) as a result of such prepayment.

          (ii) Each Working Capital Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital
                                                            ---------------
Advance") to the Borrower from time to time on any Business Day during the
-------
period from the First Closing Date until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment at such time (subject, however, to the terms of Section 2.01(f)). Each Working Capital Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Working Capital Advances made simultaneously by the Working Capital Lenders ratably according to their Working Capital Commitments. Within the limits of each Working Capital Lender's

Unused Working Capital Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(d)(ii), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(d)(ii).

          (e) Letters of Credit.  Each Issuing Bank severally agrees, on the
              -----------------
terms and conditions hereinafter set forth, to issue (or cause its Affiliate to issue on its behalf) letters of credit (the "Letters of Credit") for the account
                                             -----------------
of the Borrower from time to time on any Business Day during the period from the First Closing Date until 60 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by such Issuing Bank not to exceed at any time such Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the lesser of (x) the Letter of Credit Facility at such time and (y) the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 30 days before the Termination Date and (A) in the case of a Standby Letter of Credit, one year after the date of issuance thereof and (B) in the case of a Trade Letter of Credit, 60 days after the date of issuance thereof. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this
Section 2.01(e), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(e).

          (f) Set Aside of Working Capital Commitments.  Each Working Capital
              ----------------------------------------
Lender's Pro Rata Share of the aggregate Unused Working Capital Commitments shall be reserved and shall not be available to be borrowed except for the purpose set forth below in an amount equal to the aggregate amount of Obligations guaranteed by the Borrower pursuant to Section 5.02(b)(i)(C) during any time that such guaranteed Obligations exceed $1,000,000 outstanding and the aggregate Unused Working Capital Commitments shall be less than $15,000,000, and shall be available to be borrowed solely for purposes of financing such guaranteed Obligations of the Borrower.

          (g) Assignment. Effective as of the Fifth Closing Date, each Existing
              ----------
Lender (other than the AXELs Series A Lenders and the AXELs Series B Lenders) hereby sells and assigns all of its rights in and to, and all of its obligations under, each Existing Advance owing to it and the Existing Commitment held by it to the Initial Lenders (other than the AXELs Series A Lenders and the AXELs Series B Lenders) and each such Initial Lender hereby purchases and assumes, pro rata based on such Initial Lender's Commitments, all of such Existing Lenders' rights in and to, and all of their obligations under, the Existing Advances and the Existing Commitments, such that after giving effect to all such assignments, each such Initial Lender's Commitment under each Facility is in an amount equal to the amount specified as such Initial Lender's Commitment under each Facility on Schedule I hereto. As of the Fifth Closing Date, immediately prior to giving effect to any assignment under this Agreement as of such date pursuant to this
Section 2.01(g), each such Existing Lender represents and warrants, as to the assignment effected by such Existing Lender by this Agreement, that as of the Fifth Closing Date such Existing Lender is the legal and beneficial owner of such interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by such Existing Lender.

          SECTION 2.02.  Making the Advances.  (a)  Except as otherwise provided
                         -------------------
in Section 2.02(b) or 2.03, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or not later than 9:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed
                          -------------------
immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Appropriate Lender shall, before 1:00 P.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Working Capital Borrowing, the
--------  -------
Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by any Issuing Bank and by any other Working Capital Lender and outstanding on the date of such Working Capital Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to such Issuing Bank and such other Working Capital Lenders for repayment of such Letter of Credit Advances.

          (b) Anything in subsection (a) above to the contrary notwithstanding,
(i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder unless the Borrower shall have agreed, in writing, prior to or concurrently with the giving of the applicable Notice of Borrowing, to be bound by the terms of Section 2.02(c) or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or Section 2.10 and (ii) the Term Loan Advances may not be outstanding as part of more than 5 separate Borrowings, the AXELs Series A Advances may not be outstanding as part of more than 5 separate Borrowings, the AXELs Series B Advances may not be outstanding as part of more than 5 separate Borrowings and the Working Capital Advances made on any date may not be outstanding as part of more than 25 separate Borrowings.

          (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (d) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section
2.07 to Advances comprising such

Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03.  Issuance of and Drawings and Reimbursement Under
                         ------------------------------------------------
Letters of Credit.  (a)  Request for Issuance.  Each Letter of Credit shall be
-----------------        --------------------
issued upon notice, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to any Issuing Bank, which shall give to the Administrative Agent prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by
                                             ------------------
telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day),
(B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the requested form of such Letter of
 --------------------------
Credit is acceptable to such Issuing Bank in its sole discretion and (y) it has not received notice of objection to such issuance from the Agents, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Letter of Credit Reports.  Each Issuing Bank shall furnish (A) to
              ------------------------
the Administrative Agent on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the previous month and drawings during such month under all Letters of Credit issued by such Issuing Bank, and the Administrative Agent shall promptly furnish such report to any Working Capital Lender upon request and (B) to the Administrative Agent on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank, and the Administrative Agent shall furnish such report to the Working Capital Lenders promptly upon receipt thereof.

          (c) Drawing and Reimbursement.  The payment by any Issuing Bank of a
              -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon payment by any Issuing Bank of a draft drawn under any Letter of Credit, such Issuing Bank shall give prompt notice thereof to the Borrower and the Administrative Agent. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each Working Capital Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Working Capital Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such

Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or
(ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any other Working Capital Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such other Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Working Capital Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If any Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

          (d) Failure to Make Letter of Credit Advances.  The failure of any
              -----------------------------------------
Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION 2.04.  Repayment of Advances.  (a)  Term Loan Advances.  The
                         ---------------------        ------------------
Borrower shall repay to the Administrative Agent for the ratable account of the Term Loan Lenders the aggregate outstanding principal amount of the Term Loan Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

              Date                              Amount
              ----                              ------
              December 31, 1997                 $ 7,500,000
              March 31, 1998                    $ 7,500,000
              June 30, 1998                     $ 3,125,000
              September 30, 1998                $ 3,125,000
              December 31, 1998                 $ 9,375,000
              March 31, 1999                    $ 9,375,000
              June 30, 1999                     $ 3,750,000
              September 30, 1999                $ 3,750,000
              December 31, 1999                 $11,250,000
              March 31, 2000                    $11,250,000
              June 30, 2000                     $ 3,750,000
              September 30, 2000                $ 3,750,000
              December 31, 2000                 $11,250,000
              March 31, 2001                    $11,250,000
              June 30, 2001                     $ 3,750,000

               September 30, 2001              $ 3,750,000
               December 31, 2001               $11,250,000
               March 31, 2002                  $11,250,000

provided, however, that the final principal installment shall be repaid on the
--------  -------
Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term Loan Advances outstanding on such date.

          (b)  AXELs Series A Advances.  The Borrower shall repay to the
               -----------------------
Administrative Agent for the ratable account of the AXELs Series A Lenders the aggregate outstanding principal amount of the AXELs Series A Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

               Date                            Amount
               ----                            ------
               June 30, 1996                   $   250,000
               September 30, 1996              $   250,000
               December 31, 1996               $   750,000
               March 31, 1997                  $   750,000
               June 30, 1997                   $   250,000
               September 30, 1997              $   250,000
               December 31, 1997               $   750,000
               March 31, 1998                  $   750,000
               June 30, 1998                   $   250,000
               September 30, 1998              $   250,000
               December 31, 1998               $   750,000
               March 31, 1999                  $   750,000
               June 30, 1999                   $   250,000
               September 30, 1999              $   250,000
               December 31, 1999               $   750,000
               March 31, 2000                  $   750,000
               June 30, 2000                   $   250,000
               September 30, 2000              $   250,000
               December 31, 2000               $   750,000
               March 31, 2001                  $   750,000
               June 30, 2001                   $10,000,000
               September 30, 2001              $10,000,000
               December 31, 2001               $30,000,000
               March 31, 2002                  $30,000,000
               June 30, 2002                   $12,500,000
               September 30, 2002              $12,500,000
               December 31, 2002               $37,500,000
               March 31, 2003                  $37,500,000

provided, however, that the final principal installment shall be repaid on the
--------  -------
Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the AXELs Series A Advances outstanding on such date.

          (c)  AXELs Series B Advances.  The Borrower shall repay to the
               ------------------------
Administrative Agent for the ratable account of the AXELs Series B Lenders the aggregate outstanding principal amount of the AXELs Series B Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

               Date                            Amount
               ----                            ------
               June 30, 1996                   $   150,000
               September 30, 1996              $   150,000
               December 31, 1996               $   450,000
               March 31, 1997                  $   843,940
               June 30, 1997                   $   281,310
               September 30, 1997              $   281,310
               December 31, 1997               $   843,940
               March 31, 1998                  $   843,940
               June 30, 1998                   $   281,310
               September 30, 1998              $   281,310
               December 31, 1998               $   843,940
               March 31, 1999                  $   843,940
               June 30, 1999                   $   281,310
               September 30, 1999              $   281,310
               December 31, 1999               $   843,940
               March 31, 2000                  $   843,940
               June 30, 2000                   $   281,310
               September 30, 2000              $   281,310
               December 31, 2000               $   843,940
               March 31, 2001                  $   843,940
               June 30, 2001                   $   281,310
               September 30, 2001              $   281,310
               December 31, 2001               $   843,940
               March 31, 2002                  $   843,940
               June 30, 2002                   $   281,310
               September 30, 2002              $   281,310
               December 31, 2002               $   843,940
               March 31, 2003                  $   843,940
               June 30, 2003                   $15,612,880
               September 30, 2003              $15,612,880
               December 31, 2003               $46,838,640
               March 31, 2004                  $46,838,640

provided, however, that the final principal installment shall be repaid on the
--------  -------
Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the AXELs Series B Advances outstanding on such date.

          (d)  Working Capital Advances.  The Borrower shall repay to the
               ------------------------
Administrative Agent for the ratable account of the Working Capital Lenders on the Termination Date the aggregate outstanding principal amount of the Working Capital Advances then outstanding.

          (e)  Letter of Credit Advances.  (i)  The Borrower shall repay to the
               -------------------------
Administrative Agent for the account of each Issuing Bank and each other Working Capital Lender that has made a Letter of Credit Advance on the earlier of the second Business Day following the date on which such Letter of Credit is drawn and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

          (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Borrower thereof):

          (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");
      ---------------------

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (E) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

          (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          SECTION 2.05.  Termination or Reduction of the Commitments.  (a)
                         -------------------------------------------
Optional.  The Borrower may, upon at least five Business Days' notice to the
--------
Administrative Agent, terminate in whole or reduce in part the unused portions of the Term Loan Commitments, the AXELs Series A Commitments, the AXELs Series B Commitments, the Letter of Credit Facility or the Unused Working

Capital Commitments; provided, however, that each partial reduction of a
                     --------  -------
Facility (i) shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

          (b)    Mandatory.  (i)  On the date of the Term Loan Borrowing, after
                 ---------
giving effect to such Term Loan Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term Loan Advances, the aggregate Term Loan Commitments of the Term Loan Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term Loan Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term Loan Advances then outstanding.

          (ii) On the date of the AXELs Series A Borrowing, after giving effect to such AXELs Series A Borrowing, and from time to time thereafter upon each repayment or prepayment of the AXELs Series A Advances, the aggregate AXELs Series A Commitments of the AXELs Series A Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate AXELs Series A Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the AXELs Series A Advances then outstanding.

          (iii) On the date of each AXELs Series B Borrowing, after giving effect to such AXELs Series B Borrowing, and from time to time thereafter upon each repayment or prepayment of the AXELs Series B Advances, the aggregate AXELs Series B Commitments of the AXELs Series B Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate AXELs Series B Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the AXELs Series B Advances then outstanding.

          (iv) The Working Capital Facility shall be automatically and permanently reduced on a pro rata basis on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i), (ii), (iii) or (iv) (other than pursuant to Sections 2.06(b)(i)(B), 2.06(b)(ii)(B) and 2.06(b)(ii)(D)) in an amount equal to the applicable Reduction Amount, provided
                                                                       --------
that each such reduction of the Working Capital Facility shall be made ratably among the Working Capital Lenders in accordance with their Working Capital Commitments.

          (v) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          SECTION 2.06.  Prepayments.  (a)  Optional.  The Borrower may, upon at
                         -----------        --------
least five Business Days' notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment (including, without limitation, as a result of any refinancing in part or in whole of amounts outstanding under the Loan Documents), and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with (i) accrued interest to the date of such prepayment on the aggregate principal amount prepaid and (ii) in the case of any such prepayment of any Advances other than Term Loan Advances, Working Capital Advances and Letter of Credit Advances prior to the first anniversary of the First Closing Date, a premium of 1-3/4% of the aggregate principal amount so prepaid, or on or after the first anniversary of the First Closing Date but prior to the first anniversary of the Fourth Closing Date, a premium of 1% of the aggregate principal amount so prepaid; provided, however, that (x) each partial prepayment
                             --------  -------
shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (y) if any prepayment of a Eurodollar Rate Advance shall be made on a date other than the last day of an Interest Period therefor the Borrower shall also pay any amounts owing pursuant to Section 8.04(c) and (z) prepayments of the Term Facilities shall be made ratably among such Facilities, to be applied to the installments of each such Facility on a pro rata basis.

          (b)  Mandatory. (i) The Borrower shall, on the 90th day following the
               ---------
end of each Fiscal Year, (A) if the Total Debt/EBITDA Ratio is greater than or equal to 5.50:1.00, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings outstanding under the Term Facilities in an amount equal to the Excess Cash Flow Amount for such Fiscal Year and (B) if the Total Debt/EBITDA Ratio is less than 5.50:1.00, prepay an aggregate principal amount of the Working Capital Advances outstanding on such date in an amount equal to the Excess Cash Flow Amount for such Fiscal Year. Each prepayment made pursuant to clause (A) above shall be applied ratably to the Term Facilities in accordance with, and subject to the terms of, clause (iv) below and each prepayment made pursuant to clause (B) above shall be applied to the Working Capital Facility as set forth in clause (vii) below.

          (ii) (A) The Borrower shall, on the date of receipt of the Net Cash Proceeds by any Loan Party or any of its Subsidiaries from (I) the sale, lease, transfer or other disposition of any assets of any Loan Party or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 5.02(e) and other than the sale of assets pursuant to clause (vi) of Section 5.02(e) to the extent that the Net Cash Proceeds of such sale do not exceed, in the aggregate from the First Closing Date, $10,000,000), (II) the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Debt (other than Debt incurred or issued pursuant to clause (i), (ii) or (iii) of Section 5.02(b)) and (III) any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries and not otherwise included in clause (I) or
(II) above, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds. Each such prepayment shall be applied first ratably to the Term Facilities in accordance
                            -----
with, and subject to the terms of, clause (iv) below and second to the Working
                                                         ------
Capital Facility as set forth in clause (vii) below.

     (B) The Borrower shall, on the date of receipt of the Net Cash Proceeds by Parent from the sale or issuance by Parent of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, in each case from the IPO, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings in an amount equal to sum of (I) the lesser of (x) $150,000,000 and (y) the sum of (1) $100,000,000
plus (2) to the extent such Net Cash Proceeds exceed $275,000,000 (such amount being the "Excess Amount") an amount equal to 50% of the Excess Amount plus (II)
           -------------                                               ----
any Net Cash Proceeds not otherwise applied to prepay the Subordinated Notes as provided in Section 5.02(k). Each such prepayment shall be applied to the Working Capital Facility as set forth in clause (vii) below.

     (C) The Borrower shall, on the date of receipt (or such later date as may be specified below) by Parent of Net Cash Proceeds (other than Net Cash Proceeds that constitute Parent Offering Proceeds) from the sale or issuance by Parent of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, in each case as a result of an equity offering following the IPO, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to (1) if Total Debt/EBITDA Ratio at such time is greater than or equal to 4.00:1.00, 50% of the amount of such Net Cash Proceeds, (2) if Total Debt/EBITDA Ratio at such time is less than 4.00:1.00 but greater than or equal to 3.00:1.00, 50% of the amount by which such Net Cash Proceeds exceed the amount of such Net Cash Proceeds used by the Borrower and its Subsidiaries to make Investments in accordance with the provisions of Section 5.02(f) during the nine months immediately following such date, payable 30 days after the nine month anniversary of such date and (3) if the Total Debt/EBITDA Ratio at such time is less than 3.00:1.00, zero. Each such prepayment, if any, shall be applied first
                                                                          -----
ratably to the Term Facilities in accordance with, and subject to the terms of, clause (iv) below and second to the Working Capital Facility as set forth in
                      ------
clause (vii) below.

     (D)  (1)    The Borrower shall, on the date of receipt by Parent of Parent
Offering Proceeds, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the Initial Pre-Funded Equity Contribution. Each such prepayment shall be applied to the Working Capital Facility as set forth in clause (vii) below.

          (2) The Borrower shall, on the date of receipt by Holdings of any cash capital contribution that is designated by the Borrower as a "Pre-Funded Equity Contribution", a "Sub Note Prepayment Contribution" or a "Cure Contribution" in accordance with this Agreement, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the amount of such capital contribution. Each such prepayment shall be applied to the Working Capital Facility as set forth in clause (vii) below.

          (iii) Anything contained in this Section 2.06(b) to the contrary notwithstanding, (A) if, following the occurrence of any "Asset Sale" (as such term is defined in the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture) by any Loan Party or any of its Subsidiaries, the Borrower is required to commit by a particular date (a "Commitment Date") to apply or cause its Subsidiaries to apply an amount equal
 ---------------
to any of the "Net Proceeds" (as defined in the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture, as the case may
be) thereof in a particular manner, or to apply by a particular date (an "Application Date") an amount equal to any such "Net Proceeds" in a particular
 ----------------
manner, in either case in order to excuse the Borrower from being required to make an "Asset Sale Offer" (as defined in the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture, as the case may
be) in connection with such "Asset Sale," and the Borrower shall have failed to so commit or to so apply an amount equal to such "Net Proceeds" at least 60 days before the Commitment Date or the Application Date, as the case may be, or (B) if the Borrower at any other time shall have failed to apply or commit or cause to be applied an amount equal to any such "Net Proceeds," and, within 60 days thereafter assuming no further application or commitment of an amount equal to such "Net Proceeds" the Borrower would otherwise be required to make an "Asset Sale Offer" in respect thereof, then in either such case the Borrower shall immediately apply or cause to be applied an amount equal to such "Net Proceeds" to the payment of the Advances in the manner set forth in Section 2.06(b)(ii) in such amounts as shall excuse the Borrower from making any such "Asset Sale Offer".

          (iv) Prepayments of the Term Facilities pursuant to Section 2.06(b)(i), (ii) or (iii) shall be made ratably among such Facilities, to be applied to the installments of each such Facility on a pro rata basis until such installments are paid in full; provided, however, that with respect to
                               --------  -------
prepayments made prior to or on the second anniversary of the First Closing Date, once prepayments in a principal amount of $25,000,000 or more in the aggregate since the First Closing Date shall have been applied to the AXELs Series A Facility and the AXELs Series B Facility then the Lenders under such Facilities, at each such Lender's option, may elect not to accept such prepayment, in which event the provisions of the next sentence shall apply.
With respect to such prepayments made prior to or on the second anniversary of the First Closing Date, once the AXELs Series A Facility and the AXELs Series B Facility shall have been prepaid in a principal amount of $25,000,000 in the aggregate since the First

Closing Date, then upon receipt by the Administrative Agent of such prepayment, the amount of the prepayment that is available to prepay such Facilities (subject to the proviso to the immediately preceding sentence) shall be deposited in the Cash Collateral Account (the "First Prepayment Amount"),
                                               -----------------------
pending application of such amount on the First Prepayment Date and the Second Prepayment Date as set forth below and promptly after such receipt (the date of such receipt being the "Receipt Date"), the Administrative Agent shall give
                        ------------
written notice to the AXELs Series A Lenders and the AXELs Series B Lenders of the amount available to prepay the Advances and the date on which such prepayment shall be made (the "First Prepayment Date"), which date shall be 10
                               ---------------------
days after the Receipt Date. Any Lender declining such prepayment (a "First
                                                                      -----
Declining Lender") shall give written notice to the Administrative Agent by
----------------
12:00 Noon (New York City time) on the Business Day immediately preceding the First Prepayment Date. On the First Prepayment Date, an amount equal to that portion of the First Prepayment Amount accepted by the AXELs Series A Lenders and the AXELs Series B Lenders other than the First Declining Lenders (such Lenders being the "First Accepting Lenders") to prepay Advances owing to such
                   -----------------------
First Accepting Lenders shall be withdrawn from the Cash Collateral Account and applied to prepay Advances owing to such First Accepting Lenders on a pro rata basis and any amounts that would otherwise have been applied to prepay Advances owing to the First Declining Lenders (the "Second Prepayment Amount") shall
                                           ------------------------
instead be retained in the Cash Collateral Account and offered to the First Accepting Lenders to prepay Advances owing to such First Accepting Lenders. The Administrative Agent shall, on or prior to the First Prepayment Date, give written notice to the First Accepting Lenders of the Second Prepayment Amount that is available to prepay the Advances owing to such First Accepting Lenders and the date on which such prepayment shall be made (the "Second Prepayment
                                                          -----------------
Date"), which date shall be 10 days after the First Prepayment Date. Any First
----
Accepting Lender declining such prepayment (a "Second Declining Lender") shall
                                               -----------------------
give written notice to the Administrative Agent by 12:00 Noon (New York City
time) on the Business Day immediately preceding the Second Prepayment Date. On the Second Prepayment Date, an amount equal to the Second Prepayment Amount shall be withdrawn from the Cash Collateral Account and applied to prepay Advances owing to the First Accepting Lenders other than the Second Declining Lenders (such Lenders being the "Second Accepting Lenders") on a pro rata basis
                                 ------------------------
and any amounts that would otherwise have been applied to prepay Advances owing to Second Declining Lenders shall instead be applied first to prepay Advances owing to the Term Loan Lenders on a pro rata basis and to the installments thereof on a pro rata basis and second ratably to prepay the Working Capital
                                ------
Facility as set forth in clause (vii) below and, if the Term Loan Facility and Working Capital Facility shall have been paid in full and terminated, amounts that would have been otherwise applied to prepay Advances under such Facilities shall be applied instead to prepay Advances owing to the Second Accepting Lenders.

          (v) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings and the Letter of Credit Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances and (y) the Letter of Credit Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the Working Capital Facility on such Business Day.

          (vi) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

          (vii) Prepayments of the Working Capital Facility made pursuant to clause (i), (ii), (iii) or (iv) above shall be first applied to prepay Letter of
                                               -----
Credit Advances then outstanding until such Advances are paid in full, second
                                                                       ------
applied to prepay Working Capital Advances then outstanding
comprising part of the same Borrowings until such Advances are paid in full and third, other than with respect to amounts prepaid pursuant to
-----
Section 2.06(b)(i)(B) or Section 2.06(b)(ii)(B) or (D), deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding; and, in the case of prepayments of the Working Capital Facility required pursuant to clause (i), (ii), (iii) or (iv) above, the amount remaining (if any) after the prepayment in full of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the Borrower
                           ----------------
and, other than with respect to amounts prepaid pursuant to Section 2.06(b)(i)(B) or Section 2.06(b)(ii)(B) or (D), the Working Capital Facility shall be permanently reduced as set forth in Section 2.05(b)(iv). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Working Capital Lenders, as applicable.

          (viii) Notwithstanding anything to the contrary contained in subsection (b)(ii) of this Section 2.06, so long as no Default shall have occurred and be continuing, if, on any date on which a prepayment of Advances would otherwise be required pursuant to subsection (b)(ii) of this Section 2.06, the aggregate amount of Net Cash Proceeds or other amounts otherwise required by such subsection to be applied to prepay Advances on such date are less than or equal to $1,000,000, the Borrower may defer such prepayment until the date on which the aggregate amount of Net Cash Proceeds or other amounts otherwise required by such subsection to be applied to prepay Advances exceeds $1,000,000. During such deferral period, the Borrower may apply all or any part of such aggregate amount to prepay Working Capital Advances and may, subject to the fulfillment of the conditions set forth in Section 3.02, reborrow such amounts (which amounts, to the extent originally constituting Net Cash Proceeds, shall be deemed to retain their original character as Net Cash Proceeds when so reborrowed) for application as required by this Section 2.06. Upon the occurrence of a Default, the Borrower shall immediately prepay Advances in the amount of all Net Cash Proceeds received by the Borrower and other amounts, as applicable, that are required to be applied to prepay Advances by this Section
2.06 (without giving effect to the first and second sentences of this subsection
(b)(viii)) but which have not previously been so applied.

          (ix) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION 2.07.  Interest. (a) Scheduled Interest. The Borrower shall
                         --------      ------------------
pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i)     Base Rate Advances. During such periods as such Advance is a
                  ------------------
     Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in
                                               ----
     effect from time to time, payable in arrears quarterly on the first day of each July, October, January and April during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

          (ii)    Eurodollar Rate Advances. During such periods as such Advance
                  ------------------------
     is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in
                                               ----
     effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

          (b)  Default Interest. Upon the occurrence and during the continuance
               ----------------
of a Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.

          (c)  Notice of Interest Rate. Promptly after receipt of a Notice of
               -----------------------
Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or
(ii).

          SECTION 2.08.  Fees. (a) Commitment Fee. The Borrower shall pay to
                         ----      --------------
the Administrative Agent for the account of the Lenders a commitment fee, from the date of the acceptance of the Initial Lenders' Commitments by the Borrower in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears on the date of the initial Borrowing hereunder, thereafter quarterly on the first day of each July, October, January and April, commencing January 1, 1998, and on the Termination Date, at a rate per annum equal to (i) during such periods as the Total Debt/EBITDA Ratio shall be less than or equal to 6.00:1, 0.375% and (ii) at all other times, 0.500% on the average daily Unused Working Capital Commitment of such Lender during such quarter; provided, however, that no
                                               --------  -------
commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

          (b)  Letter of Credit Fees, Etc. (i) The Borrower shall pay to the
               --------------------------
Administrative Agent for the account of each Working Capital Lender a commission, payable in arrears quarterly on the first day of each July, October, January and April, commencing July 1, 1996, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time.

          (ii) The Borrower shall pay to each Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree.

          (c)  Administrative Agent's Fees. The Borrower shall pay to the
               ---------------------------
Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

          SECTION 2.09.  Conversion of Advances. (a) Optional. The Borrower
                         ----------------------      --------
may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into
      --------  -------
Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(b) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b)   Mandatory. (i) On the date on which the aggregate unpaid
                ---------
principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

          (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Eurodollar Rate Advance with an Interest Period of one month.

          (iii) Upon the occurrence and during the continuance of any Default,
(x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION 2.10.  Increased Costs, Etc. (a) If, due to either (i) the
                         --------------------
introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section 2.10 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that, before making any such demand, each Lender Party
      --------  -------
agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender Party determines that either (i) the enactment of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit; provided, however, that, before making
                                        --------  -------
any such demand, each Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such additional amounts payable under this subsection (b) and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed at least 25% of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

          SECTION 2.11.  Payments and Computations. (a) The Borrower shall
                         -------------------------
make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed
(i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and
(ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

          (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

          (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of
             --------  -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative

Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION 2.12.  Taxes. (a) Any and all payments by the Borrower
                         -----
hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent,
                 ---------
taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes").
                                                                        -----
If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or any Agent,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").
                                                         -----------

          (c) The Borrower shall indemnify each Lender Party and each Agent for and hold it harmless against the full amount of Taxes and Other Taxes, and the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States
                                              -------------       -------------
person" shall have the meanings specified in Section 7701 of the Internal
------
Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each

Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001 or 4224 or (in the case of a Lender Party that is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest") form W-8 (and, if such Lender Party delivers a form W-8, a certificate representing that such Lender Party is not a "bank" for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code)), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or, in the case of a Lender Party providing a form W-8, certifying that such Lender Party is a foreign corporation, partnership, estate or trust. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from the definition of Taxes hereunder unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from the definition of Taxes hereunder for periods governed by such form; provided, however, that, if at the date of the Assignment
                       --------  -------
and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection
(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includible in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date.

          (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date
 ----- ----
on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that
                                                        --------  -------
should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

          (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          SECTION 2.13.  Sharing of Payments, Etc. If any Lender Party shall
                         ------------------------
obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 8.07) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided,
                                                                    --------
however, that if all or any portion of such excess payment is thereafter
-------
recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered; provided
                                                                     --------
further that, so long as the Obligations under the Loan Documents shall not have
-------
been accelerated, any excess payment received by any Appropriate Lender shall be shared on a pro rata basis only with other Appropriate Lenders. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

          SECTION 2.14.  Use of Proceeds. The proceeds of (i) the Term Loan
                         ---------------
Advances, the AXELs Series A Advances and the Existing AXELs Series B Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to pay to the Sellers the cash consideration for the Acquisition, pay transaction fees and expenses and refinance certain Existing Debt, (ii) the New AXELs Series B Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to prepay outstanding Acquisition Advances pursuant to and as defined in the Second Credit Agreement and to pay transaction fees and expenses incurred in connection with the First Amendment, and (iii) the Working Capital Advances and the issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (a) to provide working capital for the Borrower and its Subsidiaries, (b) to finance certain acquisitions to the extent permitted hereunder and to refinance construction costs of new bowling centers after the completion of the construction thereof, (c) to pay to the Sellers the "purchase price adjustment" (if any) required to be paid pursuant to the Purchase Agreement, (d) to finance payments required under guarantees permitted by
Section 5.02(b)(iii)(I), and (e) for other general corporate purposes.

          SECTION 2.15.  Defaulting Lenders. (a) In the event that, at any one
                         ------------------
time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

          (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Agents or Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Agents and Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Agents and Lender Parties, in the following order of priority:

          (i)   first, to the Agents for any Defaulted Amount then owing to the
                -----
     Agents, ratably in accordance with such respective Defaulted Amounts then owing to the Agents; and

          (ii)  second, to any other Lender Parties for any Defaulted Amounts
                ------
     then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

          (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, any Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Citibank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Citibank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Agent or Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i)   first, to the Agents for any amount then due and payable by such
                -----
     Defaulting Lender to the Agents under the Loan Documents, ratably in accordance with such respective amounts then due and payable to the Agents;

          (ii)  second, to any other Lender Parties for any amount then due and
                ------
     payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

          (iii) third, to the Borrower for any Advance then required to be made
                -----
     by such Defaulting Lender pursuant to a Commitment of such Defaulting
     Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d)   The rights and remedies against a Defaulting Lender under this
Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that any Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION 3.01.  Conditions Precedent to Initial Extension of Credit.
                         ---------------------------------------------------
The obligation of each Lender to make an Advance or of any Issuing Bank to issue a Letter of Credit on the occasion of the

Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

          (a) The Acquisition shall have been consummated in accordance with the terms of the Purchase Agreement, without any waiver or amendment not consented to by the Agents of any material term, provision or condition set forth therein, and in compliance with all applicable laws.

          (b) The Purchase Agreement shall be in full force and effect.

          (c) Parent shall have received at least $375,000,000 in Net Cash Proceeds of the sale of equity to the Equity Investors, and such Net Cash Proceeds shall have been contributed, directly or indirectly, to the Borrower as a capital contribution and the Borrower shall have received $500,000,000 (less an underwriting spread of 3.5% on the first $350,000,000 and 4.5% on the remaining $150,000,000) in gross cash proceeds of the issuance of the Subordinated Notes.

          (d) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of each Loan Party and each of its Subsidiaries, including the terms and conditions of the charter, bylaws and each class of capital stock of each Loan Party and each such Subsidiary and of each agreement or instrument relating to such structure or capitalization.

          (e) The Agents shall be satisfied that all Existing Debt, other than the Debt identified on Schedule 3.01(e) (the "Surviving Debt"), has been
                                                   --------------
     prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and that all Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.

          (f) Before giving effect to the Acquisition and the other transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change since December 31, 1995.

          (g) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Acquisition, this Agreement, any Note, any other Loan Document, any Related Document or the consummation of the transactions contemplated hereby.

          (h) Nothing shall have come to the attention of the Lender Parties during the course of their due diligence investigation to lead them to believe (i) that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect, (ii) that, following the consummation of the Acquisition, the Borrower and its Subsidiaries would not have good and marketable title to all material assets of the Company and its Subsidiaries reflected in the Information Memorandum (other than those disposed of in the ordinary course of business) and (iii) that the Acquisition will have a Material Adverse Effect; without limiting the generality of the foregoing, the Agents shall have been given such access to the management, records, books of account, contracts and properties of the Loan Parties and their Subsidiaries as they shall have requested.

          (i) All governmental and third party consents and approvals necessary in connection with the Acquisition, the Loan Documents and the Related Documents and the transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Agents) and shall remain in effect other than such governmental or third party consents and approvals the failure to obtain which shall not (x) be materially adverse to Holdings or the Borrower, in each case together with its respective Subsidiaries, taken as a whole, (y) affect the enforceability, validity or binding effect of any of the Loan Documents required to be executed and delivered prior to or on the First Closing Date or (z) expose the Arrangers, the Agents or the Lender Parties to personal liability; provided, however, that with respect to the receipt
                            --------  -------
     of licenses to sell or serve alcoholic beverages or to engage in gaming, lottery or gambling activities (or the necessary consents or approvals with respect thereto), such condition shall be satisfied if the Agents are reasonably satisfied that licenses have been obtained or that other appropriate mechanisms which will not result in denial or loss of a license or penalties (other than immaterial civil penalties) or put the Borrower or its Subsidiaries at risk of an enforcement action for a violation are in place and, in each case, are expected to remain in place for the foreseeable future without material risk or expectation of losing such ability in the future (other than the risk that any holder of a liquor license or a gaming, lottery or gambling license that complies with the terms and requirements of such license and the relevant law generally bears of nonrenewal) so that after the First Closing Date, alcoholic beverages can continue to be sold or served and gaming activities can continue to be conducted in essentially the same manner and on essentially the same terms (and without any additional material restrictions) as before the First Closing Date and in compliance in all material respects with all applicable laws and rules, regulations, statutes, licenses and orders of any governmental authority relating to the sale or service of alcoholic beverages or engaging in gaming, lottery and gambling activities at bowling centers (or related premises) which would reasonably be expected to enable the Borrower and its Subsidiaries to derive, during a 10-month period beginning on the First Closing Date, at least 90% of the total revenues from the sale and/or service of alcoholic beverages and, other than in the State of Washington, gaming, lottery and gambling activities (and from any related management service agreements and leases) during the 10-month period ended October 31, 1995; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Agents that restrains, prevents or imposes materially adverse conditions upon the Acquisition, the Loan Documents and the Related Documents and the transactions contemplated thereby.

          (j) The Agents shall be satisfied with all contractual and other arrangements with the Borrower's management.

          (k) All capital stock of the Borrower shall be owned by Holdings, all capital stock of Holdings shall be owned by Parent and all capital stock of Parent shall be owned by the Equity Investors, and all of the stock of the Borrower's Subsidiaries shall be owned by the Borrower or one or more of the Borrower's Subsidiaries, in each case free and clear of any lien, charge or encumbrance, other than Liens in favor of the Secured Parties.

          (l) The Agents shall be satisfied that the Borrower and its Subsidiaries will be able to meet their obligations under all Plans, that the Borrower's and its Subsidiaries' Plans are, in all material respects, funded in accordance with the minimum statutory requirements, that no material "reportable event" (as defined in ERISA, but excluding events for which reporting has been waived) has occurred as to any such Plan and that no termination of, or withdrawal from, any such Plan has occurred or is contemplated that could result in a material liability.

          (m) The Agents shall be satisfied (i) with the sources, terms and conditions of the equity and the other debt financing for the Acquisition and the other transactions contemplated by the Loan Documents and the Related Documents, (ii) that the amount of committed equity and debt financing shall be sufficient to meet the financing requirements of the Acquisition and the other transactions contemplated by the Loan Documents and the Related Documents and (iii) that the amount of transaction fees and expenses payable in connection with the closing of the Acquisition and the other transactions contemplated by the Loan Documents and the Related Documents does not exceed the maximum amount previously disclosed to the Initial Lenders.

          (n) The Lender Parties shall have received audited financial statements of the Borrower and its Subsidiaries for the year ended December 31, 1995, from which financial statements shall be derived a Consolidated pro forma EBITDA of the Borrower and its Subsidiaries of at least $165,000,000 (as reflected in the offering circular for the Subordinated Notes).

          (o) The Borrower shall have paid all accrued fees of the Lender Parties and all accrued fees and expenses of the Agents and the Arrangers (including the accrued fees and expenses of counsel to the Agents and the Arrangers and local, foreign and intellectual property counsel to, and of other experts and advisors retained by, the Agents for the Lender Parties).

          (p) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agents (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

               (i)   The Notes payable to the order of the Lenders.

               (ii) Certified copies of the resolutions of the Board of Directors of the Borrower, the Company and each other Loan Party approving the Acquisition, this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Acquisition, this Agreement, the Notes, each other Loan Document and each Related Document.

               (iii) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the date of the Initial Extension of Credit, listing the charter of the Borrower, the Company and each other Loan Party and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to the Borrower's, the Company's or such other Loan Party's charter on file in his office, (B) the Borrower, the Company and each other Loan Party have paid all franchise taxes to the date of such certificate and (C) the Borrower, the Company and each other Loan Party are duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

               (iv) A copy of a certificate of the Secretary of State of such states as the Administrative Agent may require, dated reasonably near the date of the Initial Extension of Credit, stating that the Borrower, the Company and each other Loan Party are duly qualified and in good standing as foreign corporations in such State and have filed all annual reports required to be filed to the date of such certificate.

               (v) A certificate of the Borrower, the Company and each other Loan Party, signed on behalf of the Borrower, the Company and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of the Borrower, the Company or such other Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(p)(iii), (B) a true and correct copy of the bylaws of the Borrower, the Company and such other Loan Party as in effect on the date of the Initial Extension of Credit, (C) the due incorporation and good standing of the Borrower, the Company and such other Loan Party as a corporation organized under the laws of the state of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, the Company or such other Loan Party,
          (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

               (vi) A certificate of the Secretary or an Assistant Secretary of the Borrower, the Company and each other Loan Party certifying the names and true signatures of the officers of the Borrower, the Company and such other Loan Party authorized to sign this Agreement, the Notes, each other Loan Document and each Related Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

               (vii) A security agreement in substantially the form of Exhibit D hereto (together with each other security agreement delivered or to be delivered pursuant to Section 5.01(n), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by the
                               ------------------
          Borrower and each other Loan Party, together with:

                     (A) certificates representing the Pledged Shares referred
               to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt referred to therein indorsed in blank,

                     (B) duly executed proper financing statements, to be filed under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

                     (C) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name the Borrower, the Company or any other Loan Party as debtor, together with copies of such other financing statements,

                      (D) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby,

                      (E) evidence of the insurance required by the terms of the
               Security Agreement,

                      (F) copies of the Assigned Agreements referred to in the
               Security Agreement, together with a consent to such assignment (to the extent required by the terms of the Security Agreement), in substantially the form of Exhibit B to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Loan Parties,

                      (G) the Blocked Account Letters referred to in the
               Security Agreement (to the extent required by the terms of the Security Agreement), duly executed by each Blocked Account Bank referred to in the Security Agreement, and

                      (H) evidence that all other action that the Collateral
               Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken.

               (viii) An intellectual property security agreement in substantially the form of Exhibit E hereto (together with each other intellectual property security agreement delivered or to be delivered pursuant to Section 5.01(n), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Intellectual Property Security Agreement"), duly executed by the
           ----------------------------------------
          Borrower and each other Loan Party, together with evidence that all action that the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Intellectual Property Security Agreement has been taken.

               (ix) Deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust in substantially the form of Exhibit F hereto and covering properties listed on Part I of Schedule 4.01(kk) and Part I of Schedule 4.01(ll) (together with each other mortgage delivered or to be delivered pursuant to Section 5.01(n), in each case as amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Mortgages"), duly executed
                                                    ---------
          by the appropriate Loan Party, together with:

                      (A) fully paid American Land Title Association Lender's
               Extended Coverage title insurance policies (the "Mortgage
                                                                --------
               Policies") in form and substance, with endorsements and in amount
               --------
               acceptable to the Collateral Agent, issued, coinsured and reinsured by title insurers acceptable to the Collateral Agent, insuring the Mortgages covering the manufacturing facilities listed on Schedules 4.01(ll) and 4.01(kk) to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan

               Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Collateral Agent may deem necessary or desirable,

                      (B) title reports, prepared by one or more nationally
               recognized title insurance companies, with respect to each of the properties covered by the Mortgages, reflecting that such properties are free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances,

                      (C) Surveys in form and substance satisfactory to the
               Collateral Agent with respect to the manufacturing plants located in Lowville, New York and Richmond, Virginia, each dated no more than 30 days before the day of the Initial Extension of Credit, certified to the Collateral Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the States in which the respective property described in such surveys is located and acceptable to the Collateral Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Collateral Agent, and

                      (D) evidence of the insurance required by the terms of the
               Mortgages.

               (x) A guaranty in substantially the form of Exhibit G hereto (as amended, supplemented or otherwise modified in accordance with its terms, the "Holdings Guaranty"), duly executed by Holdings.
                      -----------------

               (xi) A guaranty in substantially the form of Exhibit H hereto (together with each other guaranty delivered or to be delivered pursuant to Section 5.01(n), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"), duly executed by the Subsidiary Guarantors.
           -------------------

               (xii) Certified copies of each of the Related Documents, duly executed by the parties thereto and in form and substance satisfactory to the Lender Parties, together with all agreements, instruments and other documents delivered in connection therewith.

               (xiii) Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Agents shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated December 31, 1995, draft financial statements dated March 31, 1996 (or, in the event the Agents' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the Initial Extension of Credit), annual financial statements dated December 31, 1995 reflecting revenues and EBITDA by business segment, a business plan for the Borrower prepared by management of the Borrower, pro forma financial statements as to the Borrower and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Agents, of balance sheets, income statements and cash flow statements on an annual basis for each year following the day of the Initial Extension of Credit until the Termination Date for the AXELs Series B Facility.

               (xiv) Letters and certificates, in substantially the form of Exhibits I and J hereto, respectively, attesting to the Solvency of Holdings, the Borrower and each of the Borrower's first tier and second tier Subsidiaries (other than any such Subsidiary the primary business of which is to hold liquor licenses) after giving effect to the Acquisition and the other transactions contemplated hereby, from a Designated Financial Officer and Houlihan Lokey Howard & Zukin.

               (xv) An environmental assessment report, in form and substance satisfactory to the Lender Parties, from Dames & Moore, as to any risks, costs or liabilities under Environmental Laws to which any Loan Party or any of its Subsidiaries may be subject, the amount and nature of which and the Borrower's plans with respect to which shall be acceptable to the Lender Parties, together with evidence, in form and substance satisfactory to the Lender Parties, that all applicable Environmental Laws shall have been materially complied with.

               (xvi) A letter, in form and substance satisfactory to the Administrative Agent, from the Borrower to Arthur Andersen, L.L.P., its independent certified public accountants, advising such accountants that the Administrative Agent and the Lender Parties have been authorized to exercise all rights of the Borrower to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Borrower and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender Party for such information.

               (xvii) Evidence of insurance naming the Collateral Agent for the benefit of the Secured Parties as insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Collateral Agent.

               (xviii) Certified copies of each employment agreement and other compensation arrangement with each executive officer of any Loan Party or any of its Subsidiaries.

               (xix) A favorable opinion of Wachtell, Lipton, Rosen & Katz, counsel for the Loan Parties, in substantially the form of Exhibit K hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xx) A favorable opinion of local counsel listed on Schedule 3.01(p)(xx), in the jurisdictions listed on Schedule 3.01(p)(xx), in form and substance satisfactory to the Administrative Agent and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

                (xxi) A favorable opinion of Pennie & Edmonds, intellectual property counsel to the Lender Parties, in substantially the form of Exhibit L hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

                (xxii) A favorable opinion of Shearman & Sterling, counsel for the Arrangers and the Agents, in form and substance satisfactory to the Arrangers and the Agents.

          SECTION 3.02.  Conditions Precedent to Each Borrowing and Issuance.
                         ---------------------------------------------------
The obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance), shall be subject to the further conditions precedent that on the date of such Borrowing or issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default; and

          (iii) in the case of any Working Capital Borrowing the proceeds of which are to be used to make a Program Acquisition, (A) after giving effect to the Program Acquisition to be made with the proceeds of such Borrowing, the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the most recent Financial Statements (and including, for purposes of determining such pro forma compliance, the Debt and Modified Consolidated EBITDA attributable to the bowling center being so acquired or refinanced as though such Program Acquisition had occurred at the beginning of the 12-month period covered by such Financial Statements), (B) the amount of such Working Capital Borrowing to be applied to make such Program Acquisition shall be equal to, if before and after giving effect to the Program Acquisition to be made with such Borrowing the Pre-Funded Equity Balance is greater than zero, the Aggregate Initial Cash Purchase Price of such Program Acquisition, and otherwise, an amount equal to the lesser of the Aggregate Initial Cash Purchase Price of such Program Acquisition and the product of (x) 3.25, (y) Specified Revenues and (z) the Average EBITDA Margin, (C) after giving effect to the Program Acquisition to be made with the proceeds of such Borrowing, the aggregate amount of all Unused Working Capital Commitments shall not be less than the Minimum Working Capital Availability and (D) the Borrower shall have delivered to the Administrative Agent and the Lender Parties (1) a certificate in form satisfactory to the Administrative Agent demonstrating compliance with clauses (A), (B) and (C) above and (2) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining the Pre-Funded Equity Balance before and after giving effect to the Program Acquisition to be made with the proceeds of such Borrowing.

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Appropriate Lender through the Administrative Agent may reasonably request.

          SECTION 3.03.  Determinations Under Section 3.01. For purposes of
                         ---------------------------------
determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

          SECTION 3.04.  Conditions Precedent to the Making of the New AXELs
                         ---------------------------------------------------
Series B Advances. The obligation of each New AXELs Series B Lender to make a
-----------------
New AXELs Series B Advance hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the making of such New AXELs Series B Advance:

          (a) Before and after giving effect to the First Amendment and the transactions contemplated thereby, there shall have occurred no Material Adverse Change since December 31, 1995.

          (b) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any First Amendment Document, any Related Document or the consummation of the transactions contemplated hereby.

          (c) All governmental and third party consents and approvals necessary in connection with the First Amendment Documents and the transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Agents) and shall remain in effect other than such governmental or third party consents and approvals the failure to obtain which shall not (x) be materially adverse to Holdings or the Borrower, in each case together with its respective Subsidiaries, taken as a whole, (y) affect the enforceability, validity or binding effect of any of the First Amendment Documents required to be executed and delivered prior to or on the Second Closing Date or (z) expose the Arrangers, the Agents or the Lender Parties to personal liability; and no law or regulation shall be applicable in the judgment of the Agents that restrains, prevents or imposes materially adverse conditions upon the First Amendment Documents and the transactions contemplated thereby.

          (d) The Borrower shall have paid all accrued fees of the Lender Parties and all accrued fees and expenses of the Agents and the Arrangers (including the accrued fees and expenses of counsel to the Agents and the Arrangers and local counsel to, and of other experts and advisors retained by, the Agents for the Lender Parties).

          (e) The Administrative Agent shall have received on or before the day of the making of the New AXELs Series B Advances the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agents (unless otherwise specified) and (except for the AXELs Series B Notes) in sufficient copies for each Lender Party:

               (i) AXELs Series B Notes payable to the order of the New AXELs Series B Lenders.

               (ii) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Agreement, the New AXELs Series B Notes, each other First Amendment Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the AXELs Series B Notes and each other First Amendment Document.

               (iii) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the Second Closing Date, certifying that (A) the Borrower and each other Loan Party have paid all franchise taxes to the date of such certificate and (B) the Borrower and each other Loan Party are duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

               (iv) A copy of a certificate of the Secretary of State or Commonwealth, as the case may be, of the State of New York and the Commonwealth of Virginia, dated reasonably near the Second Closing Date, stating that the Borrower and each other Loan Party that was so qualified as of the First Closing Date are duly qualified and in good standing as foreign corporations in such States and have filed all annual reports required to be filed to the date of such certificate.

               (v) A certificate of the Borrower and each other Loan Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Second Closing Date (the statements made in which certificate shall be true on and as of the Second Closing Date), certifying as to (A) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(p)(iii), (B) the absence of any amendments to the bylaws of the Borrower or such other Loan Party delivered pursuant to Section 3.01(p)(v), (C) the due incorporation and good standing of the Borrower and such other Loan Party as a corporation organized under the laws of the state of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the Second Closing Date and (E) the absence of any event occurring and continuing, or resulting from the making of the New AXELs Series B Advances, that constitutes a Default.

               (vi) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign First Amendment, the AXELs Series B Notes and each other First Amendment Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

               (vii) Amendments to the Mortgages in substantially the form of Exhibit M hereto and covering the properties listed on Part I of
          Schedule 4.01(kk) and Part I of Schedule 4.01(ll), duly executed by the appropriate Loan Party.

               (viii) A favorable opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Loan Parties, in substantially the form of Exhibit N hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (ix) A favorable opinion of Daniel McCormack, General Counsel of the Borrower, in substantially the form of Exhibit O hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (x) A favorable opinion of local counsel in the Commonwealth of Virginia, in form and substance satisfactory to the Administrative Agent and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xi) A favorable opinion of Shearman & Sterling, counsel for the Arrangers and the Agents, in form and substance satisfactory to the Arrangers and the Agents.

          SECTION 3.05.  Conditions Precedent to the Effectiveness of the Fourth
                         -------------------------------------------------------
Amendment. The effectiveness of the Fourth Amendment is subject to the
---------
satisfaction of the following conditions precedent:

          (a) Before and after giving effect to the Fourth Amendment and the transactions contemplated thereby, there shall have occurred no Material Adverse Change since December 31, 1998.

          (b) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any Fourth Amendment Document, any Related Document or the consummation of the transactions contemplated hereby.

          (c) All governmental and third party consents and approvals necessary in connection with the Fourth Amendment Documents, the Parent Offering and the Parent Repurchase Tender Offer and the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Agents) and shall remain in effect other than such governmental or third party consents and approvals the failure to obtain which shall not (x) be materially adverse to Holdings or the Borrower, in each case together with its respective Subsidiaries, taken as a whole, (y) affect the enforceability, validity or binding effect of any of the Fourth Amendment Documents required to be executed and delivered prior to or on the Fifth Closing Date or (z) expose the Arrangers, the Agents or the Lender Parties to personal liability; and no law or regulation shall be applicable in the judgment of the Agents that restrains, prevents or imposes materially adverse conditions upon the Convertible Bond Repurchase, the Tender Offer Documents, Fourth Amendment Documents or any of the transactions contemplated thereby.

          (d) Nothing shall have come to the attention of the Lender Parties during the course of their due diligence investigation to lead them to believe that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect; the Parent Offering Documents shall be in form and substance satisfactory to the Agents and the Parent Offering shall have been consummated in accordance with the terms of the Parent Offering Documents; the Tender Offer Documents shall be in form and substance satisfactory to the

     Agents and the Parent Repurchase Tender Offer shall have been consummated in accordance with the terms of the Tender Offer Documents; the Equity Investors shall have made the Initial Pre-Funded Equity Contribution and the Borrower shall have prepaid at least $30,000,000 of the Working Capital Advances outstanding on the Fifth Closing Date with the proceeds of the Initial Pre-Funded Equity Contribution; and the Permitted Fees shall not have exceeded $8,000,000.

          (e) The Borrower shall have paid all accrued fees of the Existing Lenders and the Lender Parties and all accrued fees and expenses of the Agents and the Arrangers (including the accrued fees and expenses of counsel to the Agents and the Arrangers and local counsel to, and of other experts and advisors retained by, the Agents for the Lender Parties).

          (f) The Administrative Agent shall have received on or before the Fifth Closing Date, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agents the following (unless otherwise specified) and (except for the Working Capital Notes) in sufficient copies for each Lender Party:

               (i) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Agreement, each other Fourth Amendment Document to which it is or is to be a party and, in the case of Parent, certified copies of the resolutions of the Board of Directors of Parent approving the Convertible Bond Repurchase and the Tender Offer Documents and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Convertible Bond Repurchase, the Tender Offer Documents, this Agreement and each other Fourth Amendment Document.

               (ii) (A) In the case of Parent and the Borrower, a copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the Fifth Closing Date, listing the charter of each such entity and each amendment thereto on file in his office and certifying that (1) such amendments are the only amendments to such entity's charter on file in his office, (2) each such entity has paid all franchise taxes to the date of such certificate and (3) each such entity is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation and
          (B) in the case of each other Loan Party, a copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the Fifth Closing Date, certifying that (1) such Loan Party has paid all franchise taxes to the date of such certificate and
          (2) such Loan Party is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

               (iii) Schedule IV and revised Schedules 4.01(a), 4.01(b), 4.01(d), 4.01(m), 4.01(s), 4.01(bb), 4.01(cc), 4.01(dd), 4.01(ii),
          4.01(jj), 4.01(kk), 4.01(ll) and 4.01(nn) supplementing such Schedules delivered on the First Closing Date in order to properly reflect the information contained in such Schedules as of March 31, 1999.

               (iv) A copy of a certificate of the Secretary of State or Commonwealth, as the case may be, of the State of New York and the Commonwealth of Virginia, dated reasonably near the Fifth Closing Date, stating that each of the Borrower and the other Loan Parties that own property or conduct business in such State or Commonwealth, to the extent requested by the Administrative Agent, (A) are duly qualified and in good standing as foreign corporations in such State or Commonwealth and (B) have filed all annual reports required to be filed to the date of such certificate.

               (v) A certificate of the Borrower and each other Loan Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Fifth Closing Date (the statements made in which certificate shall be true on and as of the Fifth Closing Date), certifying as to (A) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(p)(iii) or 3.05(f)(iii), as applicable, (B) the absence of any amendments to the bylaws of the Borrower or such other Loan Party delivered pursuant to
          Section 3.01(p)(v), (C) the due incorporation and good standing of the Borrower and such other Loan Party as a corporation organized under the laws of the state of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the Fifth Closing Date and (E) the absence of any event occurring and continuing, or resulting from the consummation of the Convertible Bond Repurchase or the other transactions contemplated by the Loan Documents, that constitutes a Default.

               (vi) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign the Fourth Amendment, the Working Capital Notes and each other Fourth Amendment Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

               (vii) With respect to each state in which Mortgages have been filed, to the extent requested by the Administrative Agent, either:

                      (A) A letter of local counsel in each state in which Mortgages have been filed (such local counsel to be acceptable to the Administrative Agent) to the effect that, under the law of such state and assuming that, after giving effect to the Fourth Amendment and the transactions contemplated thereby, so long as
               (i) the aggregate principal amount of Obligations secured by the Mortgages has not been increased, and (ii) the latest Termination Date for the Facilities has not been extended, no amendment to any Mortgage filed in such state shall be required to perfect and maintain the validity, effectiveness and priority of such Mortgage and the Mortgage liens and security interests created thereunder, or

                      (B) amendments to the Mortgages in form and substance satisfactory to the Collateral Agent and covering the properties located in such state, duly executed by the appropriate Loan Party.

               (viii) Duly executed financing statements and amendments to the financing statements referred to in Section 3.01(p)(vii)(B), to be filed in all jurisdictions that the Collateral Agent may deem necessary or desirable in order to preserve and protect the first priority liens and security interests created under the Collateral Documents.

               (ix) A favorable opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Loan Parties, in substantially the form of Exhibit R hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (x) A favorable opinion of local counsel in the Commonwealth of Virginia in form and substance satisfactory to the Administrative Agent and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xi) A favorable opinion of Shearman & Sterling, counsel for the Arrangers and the Agents, in form and substance satisfactory to the Arrangers and the Agents.

          SECTION 3.06.  Determinations Under Sections 3.04 and 3.05.  For
                         -------------------------------------------
purposes of determining compliance with the conditions specified in Sections
3.04 and 3.05, each Appropriate Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Appropriate Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the making of the New AXELs Series B Advances or the Fifth Closing Date, as the case may be, specifying its objection thereto and, in the case of Section 3.04, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such AXELs Series B Borrowing.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants as follows:

          (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of Parent, Holdings and the Borrower has been validly issued, is fully paid and non-assessable and, as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, is owned by the Equity Investors in the amounts specified on Schedule 4.01(a) or by Parent or Holdings, as the case may be. All of the outstanding capital stock of Parent is owned, as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to
     Section 3.05(f)(iii), as of March 31, 1999, free and clear of all Liens, except the pledge of such capital stock as is owned by management of the Borrower to secure obligations of such management owing to Parent. All of the outstanding capital stock of Holdings and the Borrower is owned, in each case free and clear of all Liens, except, in the case of the capital stock of the Borrower, those created under the Collateral Documents.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), on March 31, 1999, and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), at March 31, 1999. All of the outstanding capital stock of all of such Subsidiaries has been validly issued and is fully paid and non-assessable; and such capital stock (other than directors' qualifying shares), as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, is owned by such Loan Party or one or more of its Subsidiaries, other than the China Joint Venture, the capital stock of which is owned by a Loan Party or one or more of its Subsidiaries in the amount and percentage ownership set forth on Schedule 4.01(b) hereto. All of such outstanding capital stock to the extent owned by a Loan Party is owned in each case free and clear of all Liens, except those created under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party (after the execution and delivery thereof as and when required under this Agreement), and the consummation of the Acquisition and the other transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Acquisition or the other transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect except as otherwise set forth on Schedule 4.01(d) hereto and except those authorizations, approvals, actions, notices and filings the failure to obtain, take, give or make which, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect. All applicable waiting periods in connection with the Acquisition and the other transactions contemplated hereby have expired or been terminated without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Acquisition or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them except where, in the case of any such waiting period other than any waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the failure of such waiting period to have expired without any such action having been taken could not be reasonably likely to have a Material Adverse Effect.

          (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

          (f)  (i)    The Consolidated balance sheet of the Borrower and its
     Subsidiaries as at December 31, 1998, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Arthur Andersen, L.L.P., independent public accountants, copies of which have been furnished to each Lender Party, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1998, there has been no Material Adverse Change.

               (ii) The Consolidated balance sheets of the Borrower and its Subsidiaries as at June 30, 1997, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the six months then ended, certified by a Designated Financial Officer, copies of which have been furnished to each Lender Party, fairly present, subject to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis.

          (g) The Consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at December 31, 1995, and the related Consolidated pro forma statements of income and cash flows of the Borrower and its Subsidiaries for the year then ended, certified by a Designated Financial Officer, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case giving effect to the Acquisition and the other transactions contemplated hereby, all in accordance with GAAP.

          (h) The Consolidated forecasted balance sheets, income statements and cash flows statements of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(p)(xiii) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

          (i) Neither the Information Memorandum nor any other information, exhibit or report furnished by any Loan Party to any Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (j) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Acquisition, this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby (other than any such action, suit, investigation, litigation or proceeding that, in the judgment of the Agents, is frivolous).

          (k) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (m) Set forth on Schedule 4.01(m) hereto is a complete and accurate list, as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, of all Plans, Multiemployer Plans and Welfare Plans.

          (n) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that could be reasonably expected to have a Material Adverse Effect.

          (o) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% and there has been no material adverse change in the funding status of such Plan since such date.

          (p) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

          (q) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan that could be reasonably expected to have a Material Adverse Effect.

          (r) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, except to the extent that any such reorganization or termination could not be reasonably expected to have a Material Adverse Effect.

          (s) With respect to each scheme or arrangement mandated by a government other than the United States (a "Foreign Government Scheme or
                                                 ----------------------------
     Arrangement") and with respect to each employee benefit plan maintained or
     -----------
     contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a "Foreign Plan") to the extent that
                                             ------------
     there could reasonably be expected to be a Material Adverse Effect:

               (i) Any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices.

               (ii) The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan.

               (iii) Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

          (t) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (u) Neither the business nor the properties of any Loan Party or any of its Subsidiaries have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could be reasonably likely to have a Material Adverse Effect.

          (v) Except as set forth on Schedule 4.01(v) hereto or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the operations and properties of each Loan Party and each of its Subsidiaries comply with all applicable Environmental Laws and Environmental Permits, and (except as aforesaid) all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (w) Except as set forth on Schedule 4.01(w) hereto or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) none of the properties currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best knowledge of any Loan Party or any of its Subsidiaries, none of the properties formerly owned or operated by any of them, is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

          (x) Except as set forth on Schedule 4.01(x) hereto or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither any Loan Party nor any of its Subsidiaries is undertaking, or has failed to complete, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries, and that have been disposed of in any manner, have been disposed of only in a manner not reasonably expected to result in a Material Adverse Effect.

          (y) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could be reasonably likely to have a Material Adverse Effect.

          (z) The Collateral Documents create a valid and perfected first priority security interest in the Collateral subject only to Permitted Encumbrances, securing the payment of the Secured Obligations (as defined in the Collateral Documents), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

          (aa) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all federal income and other material tax returns (Federal, state, local and foreign) required to be filed and has paid all income and other material taxes shown thereon to be due, together with applicable interest and penalties.

          (bb) Set forth on Schedule 4.01(bb) hereto is a complete and accurate list, as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, of each taxable year of each Loan Party and each of its Subsidiaries for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").
                                                       ---------

          (cc) As of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, there are no adjustments to the

     Federal income tax liability of each Loan Party and each of its Subsidiaries proposed by the Internal Revenue Service with respect to Open Years that, individually or in the aggregate, could be reasonably likely to have a Material Adverse Effect. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could be reasonably likely to have a Material Adverse Effect.

          (dd) As of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, there are no adjustments to the state, local and foreign tax liability of each Loan Party and its Subsidiaries proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns) that, individually or in the aggregate, could be reasonably likely to have a Material Adverse Effect. No issues have been raised by such taxing authorities that, in the aggregate, could be reasonably likely to have a Material Adverse Effect.

          (ee) The Acquisition will not result in the imposition of federal income taxes on or with respect to the Borrower.

          (ff) Except as a direct result of the Acquisition and the acquisition by AMF Bowling Centers of the companies set forth on Schedule 4.01(ff) hereto, no "ownership change" as defined in Section 382(g) of the Internal Revenue Code, and no event that would result in the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations, has occurred with respect to the Borrower or the Company since May 1, 1993.

          (gg) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (hh) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, the principal amount outstanding thereunder.

          (jj) Set forth on Schedule 3.01(e) hereto is a complete and accurate list of all Surviving Debt, showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

          (kk) Set forth on Schedule 4.01(kk) hereto is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, the street address, county or other relevant jurisdiction, state, record owner and book value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

          (ll) Set forth on Schedule 4.01(ll) hereto is a complete and accurate (in the case of leases of real property outside the United States, in all material respects) list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to 3.05(f)(iii), as of March 31, 1999, the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms.

          (mm) Set forth on Schedule 4.01(mm) hereto is a complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries, showing as of the Fourth Closing Date, the amount, obligor or issuer and maturity, if any, thereof.

          (nn) Set forth on Schedule 4.01(nn) hereto is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the First Closing Date, or from and after the delivery of an updated Schedule pursuant to Section 3.05(f)(iii), as of March 31, 1999, the jurisdiction in which registered, the registration number, the date of registration and the expiration date, and the Loan Parties and their Subsidiaries own or have a license to use all patents, trademarks, trade names, service marks and copyrights reasonably necessary to carry on their business as now conducted and as proposed to be conducted.

          (oo) The Debt of the Loan Parties under the Loan Documents constitutes "Senior Debt" as such term is defined in the Subordinated Notes Indentures.

          (pp) The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by major suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by the Borrower or any of its Subsidiaries (or major suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timetable for
                -----------------
     addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its major suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.



                                   ARTICLE V

                           COVENANTS OF THE BORROWER

          SECTION 5.01.  Affirmative Covenants.  So long as any Advance shall
                         ---------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

          (a)  Compliance with Laws, Etc.  Comply, and cause each of its
               -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, except, in any case, where the failure so to comply, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect and would not be reasonably likely to subject any Loan Party or any of its Subsidiaries to any criminal penalties or any Lender Party to any civil or criminal penalties.

          (b)  Payment of Taxes, Etc.  Pay and discharge, and cause each of its
               ---------------------
     Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all federal income and other material taxes, assessments and governmental charges or levies imposed upon it or upon its property and
     (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its
               --------  -------
     Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim (x) that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained or (y) in respect of which the Lien resulting therefrom, if any, attaches to its property and becomes enforceable against its other creditors, to the extent that the aggregate amount of all such taxes, assessments, charges or claims does not exceed $3,000,000.

          (c)  Compliance with Environmental Laws. Comply, and cause each of its
               ----------------------------------
     Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew, when legally required, all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any required investigation, study, sampling and testing, and undertake any required cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, only in accordance with the requirements of all Environmental Laws; except, in any case under this subsection (c), where the failure to so comply with or perform any of the foregoing, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect and would not be reasonably likely to subject any Loan Party or any of its Subsidiaries to any criminal penalties or any Lender Party to any civil or criminal penalties; provided, however, that
                                                      --------  -------
     neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (d)  Maintenance of Insurance.  Maintain, and cause each of its
               ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

          (e)  Preservation of Corporate Existence, Etc.  Preserve and maintain,
               ----------------------------------------
     and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the
                                                     --------  -------
     Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(d); provided further that neither the Borrower
                                      -------- -------
     nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lender Parties or, with respect to permits, licenses, approvals, privileges and franchises, that the loss thereof could not be reasonably expected to have a Material Adverse Effect.

          (f)  Visitation Rights.  At any reasonable time and from time to time,
               -----------------
     permit any Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (g)  Preparation of Environmental Reports.  At the request of the
               ------------------------------------
     Administrative Agent upon the occurrence and during the continuance of a Default or upon the reasonable belief of the Required Lenders or the Administrative Agent that Hazardous Materials contamination of a nature or to an extent not set forth on Schedule 4.01(v), 4.01(w) or 4.01(x) hereto may be present on any property described in the Mortgages in a manner or condition that could reasonably be expected to have a Material Adverse Effect, provide to the Lender Parties within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for any of its or its Subsidiaries' properties described in the Mortgages, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Required Lenders reasonably determine at any time that a material risk exists that any such report will not be provided within the time referred to above, the Required Lenders may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in the Mortgages to grant at the time of such request, to the Agents, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment at any reasonable time and upon reasonable prior notice.

          (h)  Keeping of Books.  Keep, and cause each of its Subsidiaries to
               ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

          (i)  Maintenance of Properties, Etc.  Maintain and preserve, and cause
               ------------------------------
     each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (j)  Compliance with Terms of Leaseholds.  Make all payments and
               -----------------------------------
     otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (k)  Performance of Related Documents.  Perform and observe all of the
               --------------------------------
     terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms (other than Section 1.5 of the Stockholders' Agreement), take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as the Borrower is entitled to make under such Related Document, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (l)  Transactions with Affiliates.  Conduct, and cause each of its
               ----------------------------
     Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, other than transactions between or among Loan Parties and other transactions described on Schedule 5.01(l) hereto.

          (m)  Cash Concentration Accounts.  Maintain main cash concentration
               ---------------------------
     accounts with Citibank and Blocked Accounts into which substantially all proceeds of Collateral are paid with Citibank or one or more banks acceptable to the Collateral Agent that have accepted the assignment of such accounts to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

          (n)  Covenant to Guarantee Obligations and Give Security.  At any time
               ---------------------------------------------------
     (x) upon the request of the Collateral Agent following the occurrence and during the continuance of a Default, (y) at such time as any new direct or indirect Subsidiaries of the Borrower are formed or acquired by any Loan Party or (z) any property is acquired by any Loan Party, in each case at the expense of the Borrower:

               (i) within 10 days after such request, formation or acquisition, cause each such Subsidiary (other than any Foreign Subsidiary), and cause each direct and indirect parent (other than the Borrower and any Foreign Subsidiary) of such Subsidiary (if it has not already done so), to duly execute and deliver to the Collateral Agent a guaranty, in form and substance satisfactory to the Collateral Agent, guaranteeing the other Loan Parties' Obligations under the Loan Documents,

               (ii) within 10 days after such request, formation or acquisition, furnish to the Collateral Agent a description of the real and personal properties of the Borrower and its Subsidiaries in detail satisfactory to the Collateral Agent,

               (iii) within 15 days after such request, formation or acquisition, duly execute and deliver, and cause each such Subsidiary (other than any Foreign Subsidiary) and each direct and indirect parent of such Subsidiary (if it has not already done so) (other than any Foreign Subsidiary except to the extent permitted in the fourth proviso below) to duly execute and deliver, to the Collateral Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the

          Collateral Agent, securing payment of all the Obligations of the Borrower, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties; provided that with respect to any leasehold, the Borrower shall use,
          --------
          and shall cause its Subsidiaries to use, best efforts to acquire such leasehold in a way such that consent of the landlord thereof shall not be required in connection with the mortgaging thereof; provided
                                                                 --------
          further, however, that such leasehold shall not be required to be
          -------  -------
          mortgaged if, after the applicable Loan Party has used its best efforts as set forth in the immediately preceding proviso and to obtain landlord consents to the extent required by Section 5.01(p), such Loan Party is unable to obtain such consent; provided still
                                                            -------- -----
          further that, so long as no Event of Default shall have occurred and
          -------
          be continuing, such leasehold shall not be required to be mortgaged if the Collateral Agent shall determine, in its sole discretion, not to require the mortgaging of such leasehold because such leasehold has an immaterial value or constitutes an immaterial portion of the property of the Person owning such leasehold; provided still further that, with
                                               -------- ----- -------
          respect to the pledge of the capital stock of any Foreign Subsidiary, such pledge shall cover not more than 66% of the outstanding capital stock of such Foreign Subsidiary if it is directly owned by a Loan Party and not cover any of the outstanding capital stock of such Foreign Subsidiary if it is directly or indirectly owned by another Foreign Subsidiary,

               (iv) within 30 days after such request, formation or acquisition, take, and cause such Subsidiary (other than any Foreign Subsidiary) or such parent (other than any Foreign Subsidiary) to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this Section 5.01(n), enforceable against all third parties in accordance with their terms,

               (v) within 60 days after such request, formation or acquisition, deliver to the Collateral Agent, upon the request of the Collateral Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Collateral Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Collateral Agent as to the matters contained in clauses (i), (iii) and (iv) above, as to such guaranties, mortgages, pledges, assignments and security agreements being legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request,

               (vi) as promptly as practicable after such request, formation or acquisition, deliver, upon the request of the Collateral Agent in its sole discretion, to the Collateral Agent (x) with respect to each parcel of real property owned or held by the entity (other than any Foreign Subsidiary) that is the subject of such request, formation or acquisition and on which a manufacturing facility is located, surveys and engineering, soils and other reports meeting the criteria specified in Section 3.01(p)(ix)(C) or (D), as the case may be, Mortgage Policies and an environmental assessment report meeting the criteria specified in Section 3.01(p)(xv) and (y) with respect to each other parcel of real property owned by the entity that is the subject of such request, formation or acquisition, title reports meeting the criteria specified in Section 3.01(p)(ix)(B), provided, however, that
                                                        --------  -------
          to the extent that the Borrower or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall promptly after the receipt thereof be delivered to the Collateral Agent,

               (vii) upon the occurrence and during the continuance of a Default, promptly cause to be deposited, and cause each of its Subsidiaries to cause to be promptly deposited, any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into the Cash Collateral Account, and with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Collateral Agent may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority lien on and security interest in such dividends, and

               (viii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments and security agreements.

          (o) Interest Rate Hedging.  Maintain at all times, until such time as
              ---------------------
     the aggregate outstanding amount under the Term Facilities shall be less than $400,000,000, interest rate Hedge Agreements with Persons acceptable to the Administrative Agent, covering a notional amount of not less than 50% of the Commitments under all of the Facilities and the other floating rate Debt of the Loan Parties and providing for such Persons to make payments thereunder for a period of no less than one year to the extent of increases in interest rates greater than 3% above the weighted average Eurodollar Rate on the First Closing Date.

          (p) Landlord's Consents, Etc.  With respect to leaseholds set forth on
              ------------------------
     Part II of Schedule 4.01(ll) hereto, for a reasonable period of time after the First Closing Date, and with respect to any leasehold acquired after the First Closing Date (other than by a Foreign Subsidiary) for a reasonable period of time after the acquisition thereof, use, and cause its Subsidiaries to use, its best efforts to cure any technical defect as may be required or, in the judgment of the Collateral Agent, necessary or desirable (as notified to such Loan Party by the Collateral Agent) to be cured in order to permit the mortgaging of any leasehold under which any Loan Party is a lessee and, if a Default shall have occurred and be continuing, use, and cause its Subsidiaries to use, its best efforts to obtain any consent required or, in the judgment of the Collateral Agent, necessary or desirable (as notified to such Loan Party by the Collateral Agent) to permit the mortgaging of any leasehold under which any Loan Party is a lessee, and, in either case, use its best efforts to deliver and cause each of its Subsidiaries to use its best efforts to deliver, such documents and other items referred to in Section 5.01(n) as may be applicable in connection with the mortgaging of such leasehold.

          (q) Conditions Subsequent to Initial Extension of Credit.  Deliver to
              ----------------------------------------------------
     the Collateral Agent, in form and substance satisfactory to the Collateral Agent and in sufficient copies for each Lender Party, as soon as possible and in any event within 60 days after the Initial Extension of Credit (or such later date as may be agreed by the Borrower and the Collateral Agent):

               (i) acknowledgment copies of proper financing statements, duly filed under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

               (ii) completed requests for information, listing the financing statements referred to in clause (i) above and all other effective financing statements filed in the jurisdictions referred to in clause
          (i) above that name any Loan Party as debtor, together with copies of such financing statements,

               (iii) evidence that counterparts of the Mortgages have been duly recorded in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Secured Parties subject only to Permitted Encumbrances and that all filing and recording taxes and fees have been paid,

               (iv) evidence of the completion of all recordings and filings of or with respect to the Intellectual Property Security Agreement that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens created thereunder,

               (v) evidence that such action as the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens on the capital stock held by any Loan Party in any of its Foreign Subsidiaries has been taken (including, without limitation, the execution and delivery by the applicable Loan Party of such agreements or instruments of pledge as may be necessary to perfect and protect Liens in favor of the Collateral Agent for the benefit of the Secured Parties on capital stock of each of the Borrower's Subsidiaries organized under the laws of Australia), provided that in any event
                                                  --------
          such Liens shall cover not more than 66% of the outstanding capital stock of Foreign Subsidiaries directly owned by such Loan Party and shall not cover any capital stock of any Foreign Subsidiary directly or indirectly owned by a Foreign Subsidiary,

               (vi) a signed copy of a favorable opinion addressed to the Collateral Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Collateral Agent, as to the agreements and instruments of pledge referred to in clause (v) above being the legal, valid and binding obligation of the Loan Party thereto, enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request,

               (vii) evidence that all other action as the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Collateral Documents has been taken,

               (viii) evidence of business interruption insurance naming the Collateral Agent for the benefit of the Secured Parties as insured, as is satisfactory to the Collateral Agent, and

               (ix) evidence that the Borrower shall have applied to Standard & Poor's Ratings Group's CUSIP Service Bureau for the assignment of private placement numbers to the Notes.

          (r) Conditions Subsequent to the Making of the New AXELS Series B
              -------------------------------------------------------------
     Advances.  Deliver to the Collateral Agent, in form and substance
     --------
     satisfactory to the Collateral Agent and in sufficient copies for each Lender Party, as soon as possible, and in any event within 60 days after the making of the New AXELs Series B Advances (or such later date as may be agreed by the Borrower and the Collateral Agent):

               (i) evidence that the First Mortgage Amendments have been duly recorded in all filing and recording offices that the Collateral Agent may deem necessary or desirable in order to maintain a valid first and subsisting lien on the property described therein in favor of the Secured Parties subject only to Permitted Encumbrances and that all filing and recording taxes and fees have been paid;

               (ii) evidence that either (x) endorsements to the Mortgage Policies have been provided which update the Mortgage Policies to the Second Closing Date and which indicate no additional exceptions to coverage under such Mortgage Policies from those specified on the First Closing Date, or (y) such other satisfactory assurances have been given to the Collateral Agent that the lien priority of the Mortgages will not be affected by the recording of the First Mortgage Amendments and that Mortgage Policies continue to insure the Mortgages as amended by the First Mortgage Amendments; and

               (iii) signed copies of favorable opinions of such local counsel as the Administrative Agent may require, in form and substance satisfactory to the Arrangers and the Agents.

          (s) Conditions Subsequent to the Third Closing Date.  Deliver to the
              -----------------------------------------------
     Collateral Agent, in form and substance satisfactory to the Collateral Agent and in sufficient copies for each Lender Party, as soon as possible, and in any event within 120 days after the Third Closing Date (or such later date as may be agreed by the Borrower and the Collateral Agent), with respect to each jurisdiction in which the Second Mortgage Amendments were required to be delivered.

               (i) evidence that the Second Mortgage Amendments have been duly recorded in all filing and recording offices that the Collateral Agent may deem necessary or desirable in order to maintain a valid first and subsisting lien on the property described therein in favor of the Secured Parties subject only to Permitted Encumbrances and that all filing and recording taxes and fees have been paid; and

               (ii) evidence that either (x) endorsements to the Mortgage Policies have been provided which update the Mortgage Policies to the Third Closing Date and which indicate no additional exceptions to coverage under such Mortgage Policies from those specified on the First Closing Date, or (y) such other satisfactory assurances have been given to the Collateral Agent that the lien priority of the Mortgages will not be affected by the recording of the Second Mortgage Amendments and that Mortgage Policies continue to insure the Mortgages as amended by the Second Mortgage Amendments.

          (t) Conditions Subsequent to the Fifth Closing Date.  Deliver (i) to
              -----------------------------------------------
     the Administrative Agent, in form and substance satisfactory to the Agents and in sufficient copies for each Lender Party, as soon as possible, and in any event within 60 days after the Fifth Closing Date, with respect to each state in which Mortgages have been filed, either a letter of local counsel as specified in Section 3.05(f)(vii)(A) or amendments to any Mortgages filed in such state as specified in Section 3.05(f)(vii)(B) to the extent such letter or amendments are requested by the Administrative Agent and not received by the Administrative Agent (upon the prior express consent of the Administrative Agent) on or prior to the Fifth Closing Date; and

               (ii) to the Collateral Agent, in form and substance satisfactory to the Collateral Agent and in sufficient copies for each Lender Party, as soon as possible, and in any event within 120 days after the Fifth Closing Date (or such later date as may be agreed by the Borrower and the Collateral Agent), with respect to each jurisdiction in which the Fourth Mortgage Amendments were required to be delivered:

               (A) evidence that the Fourth Mortgage Amendments have been duly recorded in all filing and recording offices that the Collateral Agent may deem necessary or desirable in order to maintain a valid first and subsisting lien on the property described therein in favor of the Secured Parties subject only to Permitted Encumbrances and that all filing and recording taxes and fees have been paid; and

               (B) evidence that either (x) endorsements to the Mortgage Policies have been provided which update the Mortgage Policies to the Fifth Closing Date and which indicate no additional exceptions to coverage under such Mortgage Policies from those specified on the First Closing Date, or (y) such other satisfactory assurances have been given to the Collateral Agent that the lien priority of the Mortgages will not be affected by the recording of the Fourth Mortgage Amendments and that Mortgage Policies continue to insure the Mortgages as amended by the Fourth Mortgage Amendments.

          (u)  Further Assurances.  (i)  Promptly upon request by the
               ------------------
     Administrative Agent, or any Lender Party through the Administrative Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and

          (ii) Promptly upon request by the Collateral Agent, or any Lender Party through the Collateral Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, and cause each of its Subsidiaries promptly to do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent, or any Lender Party through the Collateral Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Agreement, the Notes or any other Loan Document, (B) to the fullest extent permitted by applicable law, subject any of the Borrower's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Agents and the Lender Parties the rights granted or now or hereafter intended to be granted to the Agents and the Lender Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party; provided, however, that in
                                                     --------  -------
     any event this Section 5.01(u) shall not require Liens on, and the execution and delivery of Collateral Documents covering, any property to the extent not otherwise required by the terms of the Loan Documents.

          SECTION 5.02.  Negative Covenants.  So long as any Advance shall
                         ------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time:

          (a) Liens, Etc.  Create, incur, assume or suffer to exist, or permit
              ----------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the
                                                ---------  -------
     operation of the foregoing restrictions the following:

               (i)    Liens created under the Loan Documents;

               (ii)   Permitted Liens;

               (iii)  Liens existing on the First Closing Date and described on
          Schedule 5.02(a) hereto;

               (iv) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or
                         --------  -------
          cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided
                                                                       --------
          further that the aggregate principal amount of the Debt secured by
          -------
          Liens permitted by this clause (iv) shall not exceed the amount permitted under Section 5.02(b)(iii)(B) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

               (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(C); provided that no such Lien shall extend
                                         --------
          to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

               (vi) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such
          --------
          merger, consolidation or investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary;

               (vii) Liens securing Obligations of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $5,000,000 at any time outstanding;

               (viii) Liens arising in connection with any lease permitted under Section 5.02(c), provided that no such Lien shall extend to or
                                 --------
          cover any assets other than the assets subject to such lease;

               (ix) Liens on the capital stock of the Play Center Joint Venture securing Obligations of the Play Center Joint Venture; and

               (x) the replacement, extension or renewal of any Lien permitted by clauses (iii) and (vi) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

          (b)  Debt.  Create, incur, assume or suffer to exist, or permit any of
               ----
     its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i)    in the case of the Borrower,

                      (A) Debt owed to its Subsidiaries; so long as at the time of incurrence of such Debt, foreclosure proceedings shall not have been commenced with respect to any stock or assets of such Subsidiaries,

                      (B) Debt in respect of Hedge Agreements not entered into for speculative purposes and designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice, and

                      (C) Debt in respect of guarantees by the Borrower of the Obligations of Foreign Subsidiaries under bank overdraft facilities permitted under Section 5.02(b)(iii)(I),

               (ii) in the case of any of its Subsidiaries, Debt owed to the Borrower or to a wholly owned Subsidiary of the Borrower to the extent permitted under Section 5.02(f); and

               (iii)  in the case of the Borrower and any of its Subsidiaries,

                      (A)    Debt under the Loan Documents,

                      (B) Debt secured by Liens permitted by Section 5.02(a)(iv) not to exceed in the aggregate $10,000,000 at any time outstanding,

                      (C) Capitalized Leases in an aggregate amount, calculated in accordance with GAAP, not to exceed in the aggregate $10,000,000 at any time outstanding,

                      (D) the Surviving Debt, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt, provided that the terms of any such
                                   --------
               extending, refunding or refinancing Debt, and of any
               agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents and provided further that the principal amount of such Surviving Debt
               -------- ------
               shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

                      (E) Subordinated Debt under the Subordinated Notes Indentures,

                      (F) Debt of any Person that becomes a Subsidiary of the Borrower after the First Closing Date in accordance with the terms of Section 5.02(f) that is existing at the time such Person becomes a Subsidiary of the Borrower,

                      (G) Debt in an aggregate principal amount not to exceed $5,000,000 outstanding at any time and consisting of letters of credit (other than Letters of Credit issued hereunder) and reimbursement obligations in respect thereof,

                      (H) other Debt in an aggregate amount not to exceed $5,000,000 at any time outstanding,

                      (I) in the case of Foreign Subsidiaries, Debt under bank overdraft facilities in an aggregate amount not to exceed $10,000,000 at any time outstanding,

                      (J) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and

                      (K) Debt consisting of repurchase arrangements in connection with the financing of bowling equipment sales by the Borrower and its Subsidiaries.

          (c)  Lease Obligations.  Create, incur, assume or suffer to exist, or
               -----------------
     permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property of any kind under leases or agreements to lease (including Capitalized Leases) having an original term of one year or more that would cause the direct and contingent liabilities of the Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed an amount payable in any period of 12 consecutive months equal to the sum of (i) $25,000,000, (ii) an amount equal to the product of (x) $200,000 and (y) the number of leased bowling centers acquired by the Borrower or any of its Subsidiaries after the First Closing Date and (iii) in each calendar year occurring after 1996, an amount equal to 4% of the amount permitted under this Section 5.02(c) in the immediately preceding calendar year, calculated as at the end of such preceding calendar year.

          (d) Mergers, Etc. Merge into or consolidate with any Person or permit
              ------------
     any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge into or consolidate with the Borrower (in the case of any merger or consolidation to which the Borrower is a party), or any other Subsidiary of the Borrower; provided that, in the case of any such merger or consolidation, the Person
     --------
     surviving such merger or consolidation shall be the Borrower (in the case of any merger or consolidation to which the Borrower is a party), or a wholly owned Subsidiary of the Borrower, (ii) in connection with any acquisition permitted under Section 5.02(f), any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger
                             --------
     shall be a wholly owned Subsidiary of the Borrower and (iii) in connection with any sale or other disposition permitted under Section 5.02(e) (other than clause (ii) thereof), any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately
                             --------  -------
     after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

          (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose
              ---------------------
     of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than inventory to be sold in the ordinary course of its business, except:

               (i)    sales of Inventory in the ordinary course of its business,

               (ii) in a transaction authorized by subsection (d)(i) or (ii) of this Section 5.02,

               (iii) the sale or other disposition of damaged, worn out or obsolete property that is no longer necessary for the proper conduct of the business of the Borrower and its Subsidiaries in the ordinary course of business, provided that the fair value of the assets so sold
                              --------
          or otherwise disposed of shall not exceed $1,000,000 in the aggregate in any Fiscal Year,

               (iv) the sale or other disposition of assets by any Loan Party to any other Loan Party,

               (v) the sale of assets or properties for fair value in an aggregate amount for any one such transaction or series of related transactions not to exceed $10,000,

               (vi) sales or exchanges of assets by the Borrower or any of its Subsidiaries for fair value and for cash or senior promissory notes or equity of the seller thereof or like-kind assets (including, without limitation, the stock of the Person owning such assets) to be used in the business of the Borrower and its Subsidiaries or any other assets, provided that the fair value of the assets so sold or exchanged shall
          --------
          not exceed $25,000,000 in the aggregate in any Fiscal Year, provided
                                                                      --------
          further that any notes or equity or other non-cash assets received in
          -------
          connection with any sale or exchange of assets pursuant to this clause
          (vi) shall be pledged as Collateral securing the Obligations of the Borrower or such Subsidiary, as the case may be, under the Loan Documents and the Secured Parties' lien and security interest therein shall be perfected (and the Borrower shall, and shall cause any such Subsidiary to, take such action as the Collateral Agent may deem necessary or desirable to effect such perfection) in accordance with the terms of the Loan Documents,

               (vii) sale of the Borrower's billiards equipment manufacturing business for fair value,

               (viii) the lease by the Borrower and its Subsidiaries, as lessors, in the ordinary course of their respective business and on an arm's-length basis, of real property consisting of space located inside, in order to permit the service of alcoholic beverages and gaming operations pursuant to applicable law, or outside and adjacent to, their respective bowling centers, and other leasing arrangements entered into by the Borrower and its Subsidiaries in the ordinary course of business and without significant economic cost to the Borrower and its Subsidiaries, and

               (ix) the KK Sublease on terms and conditions satisfactory to the Agents and upon the Administrative Agent's prior written consent,

     provided that in the case of sales or exchanges of assets pursuant to
     --------
     clauses (vi) and (vii) above, the Borrower shall, on the date of receipt by any Loan Party or any of its Subsidiaries of any Net Cash Proceeds from such sale, prepay the Advances pursuant to, and in the amount and order of priority set forth in, Section 2.06(b)(ii), as specified therein.

          (f)  Investments in Other Persons.  Make or hold, or permit any of its
               ----------------------------
     Subsidiaries to make or hold, any Investment in any Person other than:

               (i) (A) Investments by the Borrower and its Subsidiaries in their Subsidiaries outstanding on the First Closing Date, (B) additional Investments in their wholly owned Subsidiaries that are Loan Parties and (C) additional Investments in their wholly owned Subsidiaries that are not Loan Parties and the China Joint Venture, in the case of this clause (C), in an aggregate amount invested not to exceed an amount in any Fiscal Year equal to the sum of (x) $10,000,000, (y) the aggregate amount of capital contributions made after the Fourth Closing Date by the Equity Investors and new third party equity investors in Parent in any Fiscal Year to the extent such amount was contributed to such Subsidiary as a capital contribution in such Fiscal Year (without duplication of amounts contributed pursuant to clause (ii) below and excluding the Initial Pre-Funded Equity Contribution, Pre-Funded Equity Contributions and Cure Contributions) and (z) any amount available for Investments pursuant to Section 5.02(f)(ii)(x) but not so invested, provided that, to the extent that
                                              --------
          any amount permitted to be invested in any Fiscal Year pursuant to this clause (C) shall not have been so invested, such amount may be invested pursuant to this subsection (i) in the next succeeding Fiscal Year and any amounts invested in the next succeeding Fiscal Year shall be deemed to be applied first against the amount so carried over from the preceding Fiscal Year, provided further, that immediately after
                                     -------- -------
          giving effect to any Investment made pursuant to this clause (C), the aggregate amount of all Unused Working Capital Commitments shall not be less than the Minimum Working Capital Availability and that immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom;

               (ii) Investments by the Borrower and its Subsidiaries in their non-wholly owned Subsidiaries and in other Persons that are not their Subsidiaries in an aggregate amount invested from the Fourth Closing Date not to exceed the sum of (x) $65,000,000 and (y) the aggregate amount of capital contributions made after the Fourth Closing Date by the Equity Investors and new third party equity investors in Parent in any Fiscal Year to the extent such amount was contributed to such Subsidiary as a capital contribution in such Fiscal Year (without duplication of amounts contributed or invested pursuant to clause (i) above and excluding the Initial Pre-Funded Equity Contribution, Pre-Funded Equity Contributions and Cure Contributions), provided, that,
                                                               --------
          immediately after giving effect to any Investment made pursuant to this clause (ii), the aggregate amount of all Unused Working Capital Commitments shall not be less than the Minimum Working

          Capital Availability and that immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom;

               (iii) Loans and advances to employees in the ordinary course of business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $7,500,000 for the purpose of purchasing common stock of Parent and an additional $2,000,000 at any time outstanding;

               (iv) Investments by the Borrower and its Subsidiaries in Cash Equivalents;

               (v) Investments by the Borrower in Hedge Agreements permitted under Section 5.02(b)(i)(B);

               (vi) Investments consisting of intercompany Debt permitted under Section 5.02(b)(i)(A);

               (vii) Investments existing on the Fourth Closing Date and described on Schedule 4.01(mm) hereto;

               (viii) Investments consisting of notes and equity received pursuant to Section 5.02(e)(vi) or (vii); and

               (ix) other Investments made in connection with the acquisition of all or any part of the assets or stock or other equity interest of any Person or the acquisition or construction of New Centers; provided
                                                                        --------
          that with respect to Investments made under this clause (ix): (1) any newly acquired or created Subsidiary of the Borrower or any of its Subsidiaries shall be a wholly owned Subsidiary thereof and such Subsidiary (unless such Subsidiary is a Foreign Subsidiary) shall become a Subsidiary Guarantor and execute and deliver the documents referred to in Section 5.01(n); (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (3) substantially all of any business acquired or invested in, or any New Center constructed, pursuant to this clause (ix) shall be in the same or a substantially related line of business as the business of the Borrower or any of its Subsidiaries (after giving effect to permitted expansion by the Borrower and its Subsidiaries into golf-related business pursuant to
          Section 5.02(h)); (4) immediately after giving effect to the acquisition of a company or business, or construction of a New Center, pursuant to this clause (ix), the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the relevant Financial Statements as though such acquisition or construction had occurred at the beginning of the 12-month period covered thereby, as evidenced by a certificate of a Designated Financial Officer furnished to the Lender Parties, demonstrating such compliance and reflecting the Adjusted EBITDA of any bowling center so acquired or constructed for the immediately preceding 12-month period;
          (5) immediately after giving effect to the acquisition of a company or business, or construction of a New Center, pursuant to this clause
          (ix) the aggregate amount of all Unused Working Capital Commitments shall not be less than the Minimum Working Capital Availability; (6) immediately before and after giving effect to the acquisition of a company or business or construction of a New Center pursuant to this clause (ix), the

          Pre-Funded Equity Balance shall not be equal to or less than zero; and
          (7) in the event that the Pre-Funded Equity Balance shall have been reduced to zero at any time after the Fifth Closing Date, then prior to the making of any additional Investments pursuant to this clause
          (ix), the Borrower shall have received (A) the first such time the Pre-Funded Equity Balance shall have been reduced to zero, a single Pre-Funded Equity Contribution of $20,000,000 and (B) each such time thereafter, additional Pre-Funded Equity Contributions from time to time.

          (g)  Dividends, Etc.  Declare or pay any dividends, purchase, redeem,
               --------------
     retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that:

               (i) so long as no Default shall have occurred and be continuing or would result therefrom, the Borrower may (A) declare and pay dividends and distributions payable only in common stock of the Borrower and (B) declare and pay cash dividends to Holdings solely to the extent necessary to (x) make payments required under the non-competition agreements listed on Schedule 5.02(g) hereto and (y) declare and pay cash dividends to Parent to the extent permitted under, and in accordance with the terms of, the Holdings Guaranty, and

               (ii) so long as foreclosure proceedings shall not have been commenced with respect to any stock or assets of any Subsidiary of the Borrower, any such Subsidiary may (A) declare and pay cash dividends to the Borrower and (B) declare and pay cash dividends to any other wholly owned Subsidiary of the Borrower of which it is a Subsidiary.

          (h)  Change in Nature of Business.  Make, or permit any of its
               ----------------------------
     Subsidiaries to make, any material change in the nature of its business as carried on at the First Closing Date, except that the Borrower and its Subsidiaries may own and operate golf driving ranges and engage in other golf-related businesses to the extent that the aggregate amount invested by the Borrower and its Subsidiaries in golf driving ranges and other golf-related businesses does not exceed $50,000,000 at any time outstanding.

          (i)  Charter Amendments.  Amend, or permit any of its Subsidiaries to
               ------------------
     amend, its certificate of incorporation or bylaws in any material respect.

          (j)  Accounting Changes.  Make or permit, or permit any of its
               ------------------
     Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required by generally accepted accounting principles or (ii) its Fiscal Year.

          (k)  Prepayments, Etc. of Debt.  (i) Prepay, redeem, purchase, defease
               -------------------------
     or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (A) the prepayment of the Advances in accordance with the terms of this Agreement, (B) regularly scheduled or required repayments or redemptions of Surviving Debt, (C) in connection with any acquisition of a company or business pursuant to Section 5.02(f)(ix), the prepayment, redemption, purchase, defeasance or other satisfaction of existing Debt of such company or business to the extent required by the terms of such Debt, (D) the prepayment of any portion of the Subordinated Notes (including, without limitation, any premium thereon and expenses incurred in connection therewith) with a portion of the Net Cash Proceeds received by the Borrower from the IPO to the extent such Net Cash Proceeds are not required to be used to prepay Working Capital Advances in accordance with Section 2.06(b)(ii)(B) and (E) the prepayment, redemption or purchase from time to time after the Fifth Closing Date (whether pursuant to one or more tender offers, through open market purchases or otherwise) of a portion of the Subordinated Notes in accordance with the terms of the Subordinated Notes Indenture governing such Subordinated Notes, the aggregate cost of which shall not exceed the Sub Note Prepayment Amount (each such prepayment, redemption or purchase, a "Subordinated Notes Repurchase") or (ii) amend, modify or change any term
      -----------------------------
     or condition of any Surviving Debt or Subordinated Debt in any manner that would impair in any material respect the value of the interests or rights of the Borrower or any of its Subsidiaries thereunder or that would impair in any material respect the rights or interests of any Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower or any other Loan Party.

          (l)  Amendment, Etc. of Related Documents.  Cancel or terminate any
               ------------------------------------
     Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document, in each case that would impair in any material respect the value of the interests or rights of the Borrower thereunder or that would impair in any material respect the rights or interests of any Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

          (m)  Ownership Change.  Take, or permit any of its Subsidiaries to
               ----------------
     take, any action that would result in an "ownership change" (as defined in Section 382 of the Internal Revenue Code) with respect to the Borrower or any of its Subsidiaries or the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations with respect to the Borrower or any of its Subsidiaries (other than as a direct result of the Acquisition and the acquisition by AMF Bowling Centers of the companies set forth on Schedule 4.01(ff) hereto) that could be reasonably likely to have a Material Adverse Effect.

          (n)  Negative Pledge.  Enter into or suffer to exist, or permit any of
               ---------------
     its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties,
     (ii) in connection with any Surviving Debt and any Debt outstanding on the date such Subsidiary first becomes a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary) or (iii) in connection with any lease permitted under Section 5.02(c) solely to the extent that such lease prohibits a Lien on the lease or the property subject to such lease.

          (o) Partnerships, Etc.  Become a general partner in any general or
              -----------------
     limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any such Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

          (p) Speculative Transactions.  Engage, or permit any of its
              ------------------------
     Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions except for Hedge Agreements permitted under Section 5.02(b)(i)(B).

          (q) Capital Expenditures.  Make, or permit any of its Subsidiaries to
              --------------------
     make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $80,000,000 during the Fiscal Year ending December 31, 1998, $70,000,000 during the Fiscal Year ending December 31, 1999 and $100,000,000 during each Fiscal Year thereafter, provided, that, other than during the period
                                  --------
     from September 30, 1998 through December 31, 1999, to the extent that any Capital Expenditures permitted to be made in any Fiscal Year shall not have been so made, such Capital Expenditures may be made in the immediately succeeding Fiscal Year; provided further, that for purposes of calculating
                             -------- -------
     the aggregate amount of Capital Expenditures permitted in any Fiscal Year, any amounts so carried over from the immediately preceding Fiscal Year shall be deemed to be spent after amounts otherwise permitted to be spent in such Fiscal Year; and provided still further, however, that, after
                              -------- ----- -------  -------
     giving effect to any such Capital Expenditure, the aggregate amount of all Unused Working Capital Commitments shall be not less than the Minimum Working Capital Availability.

          (r) Payment Restrictions Affecting Subsidiaries.  Directly or
              -------------------------------------------
     indirectly, create or otherwise cause or suffer to exist or become effective, or permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any of its Subsidiaries to pay dividends or make any other distributions to the Borrower or any of its Subsidiaries on its capital stock or with respect to any other interest or participation, or measured by its profits, or pay any Debt owed to the Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of the Loan Documents, Surviving Debt as in effect on the First Closing Date and applicable law.

          (s) Permitted Fees.  Pay or permit any of its Subsidiaries to pay,
              --------------
     Permitted Fees which, when aggregated with Permitted Fees paid by the Parent and Holdings, exceed $8,000,000.

          SECTION 5.03.  Reporting Requirements.  So long as any Advance shall
                         ----------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent and the Lender Parties:

          (a) Default Notice.  As soon as possible and in any event within two
              --------------
     days after any officer of the Borrower or Holdings obtains knowledge of any Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of a Designated Financial Officer setting forth details of such Default, event, development or occurrence and the action that the Borrower has taken and proposes to take with respect thereto.

          (b)  Quarterly Financials.  As soon as available and in any event
               --------------------
     within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of Holdings and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of Holdings and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by a Designated Financial Officer as having been prepared in accordance with GAAP, together with (i) a certificate of said officer (A) stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (B) setting forth, for the Rolling Period ending at the end of such fiscal quarter, the Adjusted EBITDA (and the calculation thereof) of each New Center constructed within the preceding 15 months, EBITDA of each bowling center acquired or constructed by the Borrower or any of its Subsidiaries after the First Closing Date and acquired or constructed at least 15 months prior to the end of such Rolling Period and (C) setting forth, for the Rolling Period ending at the end of such fiscal quarter, the Other Additions (and the calculations thereof) incurred during such Rolling Period and (D) stating that the financial statements of Holdings and its Subsidiaries delivered pursuant to this subsection are substantially the same as the financial statements of the Borrower and its Subsidiaries for the same dates and periods and (ii) schedules in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining (A) compliance with the covenants contained in Section 5.04, provided that in the event of any
                                              --------
     change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (B) the Pre-Funded Equity Balance as of the end of such quarter and the calculation thereof in reasonable detail.

          (c)  Annual Financials.  As soon as available and in any event within
               -----------------
     90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for Holdings and its Subsidiaries, including therein Consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of Holdings and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion not qualified as to scope or going concern of Arthur Andersen, L.L.P. or other independent public accountants of nationally recognized standing acceptable to the Administrative Agent, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of Holdings and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof and, in the case of the Fiscal Year ending December 31, 1999, a statement of such accounting firm setting forth the amount of any "Other Special Charges" of the type described on Schedule IV hereto incurred during such Fiscal Year,
     (ii) schedules in form satisfactory to the Administrative Agent (A) of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any
     --------
     change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (B) setting forth, in the case of the Fiscal Year ending December 31, 1999, the Other Additions (and the calculations thereof) incurred during such Fiscal Year and (iii) a certificate of a Designated Financial Officer (A) stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, (B) setting forth, for the Rolling Period ending at the end of such Fiscal Year, the Adjusted EBITDA (and the calculation thereof) of each New Center constructed within the preceding 15 months, EBITDA of each bowling center acquired or constructed by the Borrower or any of its Subsidiaries after the First Closing Date and acquired or constructed at least 15 months prior to the end of such Rolling Period, (C) setting forth, for the Rolling Period ending at the end of such Fiscal Year, the Other Additions (and the calculations thereof) incurred during such Rolling Period, (D) setting forth, for the quarter ending at the end of such Fiscal Year, the Pre-Funded Equity Balance (and the calculation thereof) as of the end of the quarter then ended and (E) stating that the financial statements of Holdings and its Subsidiaries delivered pursuant to this subsection are substantially the same as the financial statements of the Borrower and its Subsidiaries for the same dates and periods.

          (d) Annual Forecasts.  As soon as available and in any event no later
              ----------------
     than 15 days after the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Termination Date for the AXELs Series B Facility.

          (e) ERISA Events and ERISA Reports.  (i) Promptly and in any event
              ------------------------------
     within 20 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of a Designated Financial Officer describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (f) Plan Terminations.  Promptly and in any event within 10 Business
              -----------------
     Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (g) Actuarial Reports.  Within 20 Business Days after receipt thereof
              -----------------
     by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $2,000,000.

          (h) Plan Annual Reports.  Within 30 days after the filing thereof with
              -------------------
     the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

          (i) Multiemployer Plan Notices.  Promptly and in any event within 10
              --------------------------
     Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of

     Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or
     (ii).

          (j) Litigation.  Promptly after the commencement thereof, notice of
              ----------
     all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type required to be disclosed in Section 4.01(j).

          (k) Securities Reports.  Promptly after the sending or filing thereof,
              ------------------
     copies of all proxy statements, financial statements and reports that Parent or any Loan Party or any of its Subsidiaries sends to all of its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that Parent or any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (l) Creditor Reports.  Promptly after the furnishing thereof, copies
              ----------------
     of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

          (m) Agreement Notices.  Promptly upon receipt thereof, copies of all
              -----------------
     notices of any default or breach and all other material requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents as the Administrative Agent may reasonably request.

          (n) Revenue Agent Reports.  Within 10 days after receipt, copies of
              ---------------------
     all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $2,000,000 or more.

          (o) Tax Certificates.  Promptly, and in any event within five Business
              ----------------
     Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate (a "Tax
                                                                          ---
     Certificate"), signed by the President of the Borrower or a Designated
     -----------
     Financial Officer, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal Revenue Service or other taxing authority, or to the Borrower, the full amount that such affiliated group is required to pay in respect of Federal income tax for such year and that the Borrower and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Agreements in respect of such taxable year.

          (p) Notification of Tax Adjustments.  Promptly, and in any event
              -------------------------------
     within five Business Days after receipt of notice thereof, notice of any adjustment that has been proposed formally or informally by any tax authority relating to any tax return (Federal, state, local and foreign) filed by any Loan Party or any of its Subsidiaries and Affiliates in excess of $1,000,000.

          (q) Environmental Conditions.  Notice of any Environmental Action
              ------------------------
     against, or of any noncompliance with any Environmental Law or Environmental Permit by, any Loan Party or any of its Subsidiaries that could (i) reasonably be expected to have a Material Adverse Effect or (ii) reasonably be expected to cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, such notice to be furnished promptly after such Environmental Action or noncompliance meets the criteria set forth in either subsection
     (i) or subsection (ii) of this Section 5.03(q).

          (r) Real Property.  As soon as available and in any event within 60
              -------------
     days after the end of each Fiscal Year, a report supplementing Schedules 4.01(kk) and 4.01(ll) hereto, including an identification of all real and leased property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, provided that so long as no
                                                     --------
     Default shall have occurred and be continuing, updated asset appraisals shall not be required pursuant to this subsection (r).

          (s) Insurance.  As soon as available and in any event within 60 days
              ---------
     after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as any Lender Party (through the Administrative Agent) may reasonably specify.

          (t) Guarantees of Overdraft Facilities of Foreign Subsidiaries.  On
              ----------------------------------------------------------
     the first Business Day of each week, during such times as the aggregate Unused Working Capital Commitments shall be less than $15,000,000, a report specifying the amount of Debt of the Borrower outstanding under Section 5.02(b)(i)(C) as of the last Business Day of the prior week.

          (u) Other Information.  Such other information respecting the
              -----------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Administrative Agent) may from time to time reasonably request.

          (v) Consolidated Financial Status Report.  On the 20th Business Day of
              ------------------------------------
     each month occurring in the period beginning October 1, 1998 and ending December 31, 1999, a report concerning the Borrower's Consolidated financial status substantially in the form attached hereto as Exhibit S.

          SECTION 5.04.  Financial Covenants.  So long as any Advance shall
                         -------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

          (a) Minimum EBITDA.  Maintain at all times (calculated at the end of
              --------------
     each fiscal quarter of the Borrower) (i) Modified Consolidated EBITDA,

     plus, for any Rolling Period ending on or after June 30, 1999, the
     ----
     aggregate Cure Contributions made in respect of any fiscal quarter ending during such Rolling Period, of not less than (ii) the sum of (A) the amount set forth below for each Rolling Period set forth below and (B) for all Rolling Periods other than the Rolling Periods ending on September 30, 1998, December 31, 1998, March 31, 1999, June 30, 1999,

     September 30, 1999 and December 31, 1999 (for the aforementioned Rolling Periods no EBITDA Adjustment Amount shall be added), the EBITDA Adjustment Amount for such Rolling Period:

          Rolling Period Ending                                   Amount
          ---------------------                                   ------
          September 30, 1996                                $140,000,000
          December 31, 1996                                 $145,000,000
          March 31, 1997                                    $150,000,000
          June 30, 1997                                     $150,000,000
          September 30, 1997                                $150,000,000
          December 31, 1997                                 $150,000,000
          March 31, 1998                                    $150,000,000
          June 30, 1998                                     $150,000,000
          September 30, 1998                                $150,000,000
          December 31, 1998                                 $150,000,000
          March 31, 1999                                    $145,000,000
          June 30, 1999                                     $140,000,000
          September 30, 1999                                $140,000,000
          December 31, 1999                                 $140,000,000
          March 31, 2000                                    $140,000,000
          June 30, 2000                                     $140,000,000
          September 30, 2000                                $145,000,000
          December 31, 2000                                 $150,000,000
          March 31, 2001                                    $150,000,000
          June 30, 2001                                     $150,000,000
          September 30, 2001                                $155,000,000
          December 31, 2001                                 $155,000,000
          March 31, 2002                                    $185,000,000
          June 30, 2002                                     $185,000,000
          September 30, 2002                                $195,000,000
          December 31, 2002                                 $195,000,000
          March 31, 2003                                    $195,000,000
          June 30, 2003                                     $195,000,000
          September 30, 2003 and thereafter                 $200,000,000

          (b) Cash Interest Coverage Ratio.  Maintain at all times (calculated
              ----------------------------
     at the end of each fiscal quarter of the Borrower) a ratio of (i) Modified Consolidated EBITDA plus, for any Rolling Period ending on or after June
                         ----
     30, 1999, the aggregate Cure Contributions made in respect of any fiscal quarter ending during such Rolling Period to (ii) cash interest payable on all Debt of the Borrower and its Subsidiaries on a Consolidated basis, in each case for such Rolling Period, of not less than the amount set forth below for each Rolling Period set forth below:


          Rolling Period Ending                                   Ratio
          ---------------------                                   ------
          September 30, 1996                                      2.00:1
          December 31, 1996                                       2.00:1
          March 31, 1997                                          2.00:1
          June 30, 1997                                           2.00:1
          September 30, 1997                                      2.25:1

          December 31, 1997                                       2.25:1
          March 31, 1998                                          2.25:1
          June 30, 1998                                           2.25:1
          September 30, 1998                                      1.90:1
          December 31, 1998                                       1.90:1
          March 31, 1999                                          1.85:1
          June 30, 1999                                           1.75:1
          September 30, 1999                                      1.75:1
          December 31, 1999                                       1.75:1
          March 31, 2000                                          1.75:1
          June 30, 2000                                           1.75:1
          September 30, 2000                                      1.75:1
          December 31, 2000                                       1.75:1
          March 31, 2001                                          1.75:1
          June 30, 2001                                           1.75:1
          September 30, 2001                                      1.75:1
          December 31, 2001                                       1.75:1
          March 31, 2002                                          2.50:1
          June 30, 2002                                           2.50:1
          September 30, 2002 and thereafter                       2.75:1

          (c) Fixed Charge Coverage Ratio.  Maintain at all times (calculated at
              ---------------------------
     the end of each fiscal quarter of the Borrower) a ratio of (i) the sum of
     (A) Modified Consolidated EBITDA during such Rolling Period less (B) the
                                                                 ----
     sum of (x) cash taxes paid plus (y) Capital Expenditures made, in each
                                ----
     case, by the Borrower and its Subsidiaries during such Rolling Period plus
                                                                           ----
     (C) for any Rolling Period ending on or after June 30, 1999, the aggregate Cure Contributions made in respect of any fiscal quarter ending during such Rolling Period, to (ii) the sum of (A) cash interest payable on all Debt plus (B) principal amounts of all Debt under the Term Facilities payable by
     ----
     the Borrower during such Rolling Period of not less than the amount set forth below for each Rolling Period set forth below:

          Rolling Period Ending                            Ratio
          ---------------------                            -----
          September 30, 1996                               1.05:1
          December 31, 1996                                1.05:1
          March 31, 1997                                   1.05:1
          June 30, 1997                                    1.05:1
          September 30, 1997                               1.10:1
          December 31, 1997                                1.10:1
          March 31, 1998                                   1.10:1
          June 30, 1998                                    1.10:1
          March 31, 2002 and thereafter                    1.00:1

          (d) Senior Debt to EBITDA Ratio.  Maintain at all times (calculated at
              ---------------------------
     the end of each fiscal quarter of the Borrower) a ratio of (i) Consolidated Debt (other than Subordinated Debt and Hedge Agreements) of the Borrower and its Subsidiaries to (ii) Modified Consolidated EBITDA plus, for any
                                                               ----
     Rolling Period ending on or after June 30, 1999, the aggregate Cure Contributions made in respect of any fiscal quarter ending during such Rolling Period, of not more than the amount set forth below for each Rolling Period set forth below:

          Rolling Period Ending                           Ratio
          ---------------------                           -----
          September 30, 1996                           3.50:1
          December 31, 1996                            3.50:1
          March 31, 1997                               3.50:1
          June 30, 1997                                3.75:1
          September 30, 1997                           3.75:1
          December 31, 1997                            3.60:1
          March 31, 1998                               3.60:1
          June 30, 1998                                3.60:1
          September 30, 1998                           4.00:1
          December 31, 1998                            4.00:1
          March 31, 1999                               4.25:1
          June 30, 1999                                4.25:1
          September 30, 1999                           4.25:1
          December 31, 1999                            4.25:1
          March 31, 2000                               4.00:1
          June 30, 2000                                4.00:1
          September 30, 2000                           4.00:1
          December 31, 2000                            3.75:1
          March 31, 2001                               3.75:1
          June 30, 2001                                3.50:1
          September 30, 2001                           3.50:1
          December 31, 2001                            3.50:1
          March 31, 2002 and thereafter                2.50:1

          (e) Total Debt/EBITDA Ratio.  Maintain at all times (calculated at the
              -----------------------
     end of each fiscal quarter of the Borrower) a ratio of (i) Consolidated total Debt (other than Hedge Agreements) of the Borrower and its Subsidiaries to (ii) Modified Consolidated EBITDA plus, for any Rolling
                                                       ----
     Period ending on or after June 30, 1999, the aggregate Cure Contributions made in respect of any fiscal quarter ending during such Rolling Period, of not more than the amount set forth below for each Rolling Period set forth below:

          Rolling Period Ending                         Ratio
          ---------------------                         -----
          September 30, 1996                        6.95:1
          December 31, 1996                         6.95:1
          March 31, 1997                            6.75:1
          June 30, 1997                             6.50:1
          September 30, 1997                        6.50:1
          December 31, 1997                         6.00:1
          March 31, 1998                            6.00:1
          June 30, 1998                             6.00:1
          September 30, 1998                        7.00:1
          December 31, 1998                         7.00:1
          March 31, 1999                            7.50:1
          June 30, 1999                             7.50:1
          September 30, 1999                        7.50:1
          December 31, 1999                         7.50:1
          March 31, 2000                            7.35:1

          June 30, 2000                             7.35:1
          September 30, 2000                        7.35:1
          December 31, 2000                         7.00:1
          March 31, 2001                            7.00:1
          June 30, 2001                             7.00:1
          September 30, 2001                        6.75:1
          December 31, 2001                         6.50:1
          March 31, 2002 and thereafter             4.50:1


                                   ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
-------------------

          (a) (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause
     (ii) within three days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (m), (n)(i) or
     (n)(ii), (p), (q), (r), (s), (t) or (u), 5.02, 5.03(a) or 5.04; or

          (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 days after the earlier of the date on which (A) a Responsible Officer becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

          (e) any Loan Party or any of its Material Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal amount of at least $25,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Material Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against any Loan Party or any of its Material Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall
                       --------  -------
     not be an Event of Default under this Section 6.01(g) if and to the extent that the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof so long as such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Material Subsidiaries that could be reasonably likely to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01, 3.04, 3.05 or 5.01(n) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

          (j) any provision relating to the subordination of any Subordinated Debt to the Obligations of the Loan Parties under the Loan Documents contained in any Subordinated Debt Document shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it or any holder of Subordinated Debt issued pursuant to such Subordinated Debt Document, or any such Loan Party or holder shall so state in writing; or

          (k) any Collateral Document (excluding Mortgages covering Collateral which, in the aggregate, is immaterial) after delivery thereof pursuant to
     Section 3.01, 3.04, 3.05 or 5.01(n) shall for any reason (other than pursuant to the terms thereof or as a result of action taken or failure to take action by any Agent or Lender Party) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

          (l) Parent ceases to own and control legally and beneficially all of the outstanding shares of the capital stock of Holdings; or

          (m) Holdings ceases to own and control legally and beneficially all of the outstanding shares of the capital stock of the Borrower; or

          (n) a Change of Control shall occur; or

          (o) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $25,000,000; or

          (p) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $25,000,000 or requires payments exceeding $7,500,000 per annum; or

          (q) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $7,500,000;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of the Lender Parties and the obligation of each Appropriate Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in
                                                      --------  -------
the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          SECTION 6.02.  Actions in Respect of the Letters of Credit upon
                         ------------------------------------------------
Default.  If any Event of Default shall have occurred and be continuing, the
-------
Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section
6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                                   THE AGENTS

          SECTION 7.01.  Authorization and Action.  Each Lender Party (in its
                         ------------------------
capacities as a Lender, an Issuing Bank (if applicable) and a potential Hedge
Bank) hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters expressly provided for in the Loan Documents as being subject to the discretion of any Agent, such matters shall be subject to the sole discretion of such Agent, its directors, officers, agents and employees. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that no Agent shall be required to take any action
          --------  -------
that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender Party and each other Agent prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

          SECTION 7.02.  Agents' Reliance, Etc.  Neither the Agents nor any of
                         ---------------------
their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent:
(a) may treat the payee of any Note as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03.  Citibank, Citicorp, Goldman and Affiliates.  With
                         ------------------------------------------
respect to its Commitments, the Advances made by it and the Notes issued to it, each of Citibank, Citicorp and Goldman shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not an Agent; and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include each of Citibank, Citicorp and Goldman in its individual capacity. Each of Citibank, Citicorp and Goldman and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Citibank, Citicorp or Goldman, as the case may be, were not an Agent and without any duty to account therefor to the Lender Parties.

          SECTION 7.04.  Lender Party Credit Decision.  Each Lender Party
                         ----------------------------
acknowledges that it has, independently and without reliance upon the Agents or any other Lender Party and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Agents or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05.  Indemnification.  (a)  Each Lender Party severally
                         ---------------
agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents; provided,
                                                                       --------
however, that no Lender Party shall be liable for any portion of such
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse such Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of
(a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused portions of their respective Term Loan Commitments, AXELs Series A Commitments and AXELs Series B Commitments at such time and (d) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal amount of
--------

Letter of Credit Advances owing to any Issuing Bank shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse an Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to such Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Agent for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          (b) Each Working Capital Lender severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Working Capital Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided,
                                                                       --------
however, that no Working Capital Lender shall be liable for any portion of such
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Working Capital Lender agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this
Section 7.05(b), the Working Capital Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Working Capital Lenders, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, and (c) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal amount of Letter of Credit Advances owing to any Issuing Bank shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(b) to the extent of the amount of such Defaulted Advance. The failure of any Working Capital Lender to reimburse such Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Working Capital Lenders to such Issuing Bank as provided herein shall not relieve any other Working Capital Lender of its obligation hereunder to reimburse such Issuing Bank for its ratable share of such amount, but no Working Capital Lender shall be responsible for the failure of any other Working Capital Lender to reimburse such Issuing Bank for such other Working Capital Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Working Capital Lender hereunder, the agreement and obligations of each Working Capital Lender contained in this
Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          SECTION 7.06.  Successor Agents.  Any Agent may resign as to any or
                         ----------------
all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent as to such of the Facilities as to which such Agent has resigned or been removed subject, so long as no Default shall have occurred and be continuing, to the consent of the Borrower, such consent not to be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after such retiring Agent's giving of notice of resignation or the Required Lenders' removal of such retiring Agent, then such retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent subject, so long as no Default shall have occurred and be continuing, to the consent of the Borrower, such consent not to be unreasonably withheld or delayed, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Agent with respect to the Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Agent's resignation or removal hereunder as Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent as to any Facilities under this Agreement.


                                 ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01.  Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment,
                                  --------  -------
waiver or consent shall, unless in writing and signed by all of the Lender Parties (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit,
Section 3.02, (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of any Guarantor under Section 1 of any Guaranty or release such Guarantor or otherwise limit such Guarantor's liability with respect to the Obligations owing to the Administrative Agent and the Lender Parties other than, in the case of any Subsidiary Guarantor, to the extent permitted under the Subsidiary Guaranty, (iv) release any material portion of the Collateral in any transaction or series of related transactions (except to the extent permitted by Section 5.02(e)) or permit the creation, incurrence, assumption or existence of any Lien (other than Liens permitted under Section 5.02(a)) on any material portion of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents and other than Debt owing to any other Person, provided that, in the case of any Lien on
                                     --------
any material portion of the Collateral to secure Debt owing to any other Person (other than Liens permitted under Section 5.02(a)), (A) the Borrower shall, on the date such Debt shall be incurred or issued, prepay the Advances pursuant to, and in the order of priority set forth in, Section 2.06(b)(ii) in an aggregate principal amount equal to the amount of the Net Cash Proceeds thereof to the extent required to do so under Section 2.06(b)(ii), (B) such Lien shall be subordinated to the Liens created under the Loan Documents on terms acceptable to the Required Lenders and (C) the Required Lenders shall otherwise permit the creation, incurrence, assumption or existence of such Lien and, to the extent not otherwise permitted under Section 5.02(b), of such Debt, (v) amend this
Section 8.01, or (vi) limit the liability of any Loan Party under any of the Loan Documents, (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Term Loan Facility, AXELs Series A Facility, AXELs Series B Facility or Working Capital Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the allocation or the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender and (c) no amendment, waiver or consent shall, unless in writing and signed by (i) the Required Lenders and each New AXELs Series B Lender, waive any of the conditions specified in Section 3.04 or, in the case of the making of New AXELs Series B Advances, Section 3.02 or (ii) the Required Lenders waive any of the conditions specified in Section 3.05; provided further that no amendment,
                                          -------- -------
waiver or consent shall, unless in writing and signed by each Issuing Bank in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Banks under this Agreement; and provided further that
                                                           -------- -------
no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement.

          SECTION 8.02.  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrower, at its address at AMF Bowling Worldwide, Inc., 8100 AMF Drive, Mechanicsville, Virginia 23111, Attention: Stephen E. Hare, with a copy to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
David Greenwald, Esq.; if to any Initial Lender or any Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; if to the Collateral Agent, at its address at 399 Park Avenue, New York, New York 10043,
Attention: Charles Foster; and if to the Administrative Agent, at its address at 399 Park Avenue, 6th Floor, New York, New York 10043, Attention: Charles Foster; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopier or telex, be effective when the same is confirmed by telephone, telecopier confirmation or return telecopy or telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          SECTION 8.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Costs and Expenses.  (a)  The Borrower agrees to pay on
                         ------------------
demand (i) all costs and expenses of the Arrangers and the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel (including, without limitation, local or foreign counsel) for the Arrangers and the Agents with respect thereto, with respect to advising each of the Administrative Agent and the Collateral Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agents and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel (including, without limitation, local or foreign counsel) for each Agent and each Lender Party with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless each Agent, each Arranger, each Lender Party and each of their Affiliates and their officers, trustees, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses,
------------------
liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition (including, without limitation, the Acquisition and any of the other transactions contemplated hereby) by the Equity Investors or any of their Subsidiaries or Affiliates of all or any portion of the stock or substantially all the assets of the Company or any of its Subsidiaries or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated (but excluding any such claims, damages, losses, liabilities and expenses (A) of any Indemnified Party to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or
(B) arising from disputes among two or more Lender Parties (but not including any such dispute that involves a Lender Party to the extent that such Lender Party is acting in any different capacity (such as an Agent or Arranger) or to the extent it involves syndication activities). The Borrower also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, trustees, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.01(c), 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to Section 8.07(a), the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section
8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 8.05.  Right of Set-off.  Upon (a) the occurrence and during
                         ----------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

          SECTION 8.06.  Binding Effect.  This Agreement shall become effective
                         --------------
when the Fourth Amendment shall have been executed by the Borrower and the Agents and when the Administrative Agent shall have been notified by the Required Lenders that such Lender Parties have executed the Fourth Amendment and the conditions precedent set forth in the Fourth Amendment and in Section 3.05 have been satisfied in full, and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 8.07.  Assignments and Participations.  (a)  Each Lender may
                         ------------------------------
(and, so long as no Default shall have occurred and be continuing, if demanded by the Borrower (following a demand by such Lender pursuant to Section 2.10 or
2.12 or if such Lender shall be a Defaulting Lender) upon at least 5 Business Days' notice to such Lender and the Administrative Agent, will) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment
                           --------  -------
shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment or Commitments of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement and the other Loan Documents or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement and the other Loan Documents, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $750 for each Assignment and Acceptance, provided, however,
                                                            --------  -------
that for each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a), the Borrower shall pay to the Administrative Agent the applicable processing and recordation fee.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 8.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (d) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be
                        --------
conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the other Agents. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, A-2, A-3 or A-4 hereto, as the case may be.

          (f) Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in
                                         --------  -------
the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank's rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof, (ii) each such assignment shall be to an Eligible Assignee and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $750.

          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender
                                        --------  -------
Party's obligations
under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, release any Guarantor or Guarantors to the extent that such release would have the effect of releasing all or substantially all of the Collateral, or release all or substantially all of the Collateral.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any
                                       --------  -------
such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 8.08.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 8.09.  No Liability of the Issuing Banks.  The Borrower
                         ---------------------------------
assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any other Lender Party nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such
                  ------
Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of such Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 8.10.  Confidentiality.  Neither any Agent nor any Lender
                         ---------------
Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to such Agent's or such Lender Party's Affiliates and their officers, directors, partners, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, provided that, other than with respect to
                                --------
Confidential Information otherwise permitted to be disclosed pursuant to clause
(d) below, such Agent or Lender Party shall, unless prohibited by applicable law or regulation or court order, give notice to the Borrower of any such requirement to disclose such Confidential Information, and, if practicable, such notice shall be given prior to such disclosure, provided, however, that the
                                                --------  -------
failure to give such notice shall not prohibit such disclosure, (c) to any rating agency when required by it, provided that, prior to any such disclosure,
                                   --------
such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender Party and (d) as requested or required by any state, federal or foreign authority or examiner or the National Association of Insurance Commissioners or any state or federal authority regulating such Lender Party.

          SECTION 8.11.  Jurisdiction, Etc.  (a)  Each of the parties hereto
                         -----------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 8.12.  Release of Collateral.  Upon the sale, lease, transfer
                         ---------------------
or other disposition of any item of Collateral of any Loan Party (including, without limitation, as a result of the sale, in accordance with the terms of the Loan Documents, of the Loan Party that owns such Collateral) in accordance with the terms of the Loan Documents, the Collateral Agent will, at the Borrower's expense, execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Loan Documents.

          SECTION 8.13.  Governing Law; Waiver of Jury Trial.  This Agreement
                         -----------------------------------
and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Borrower, the Agents and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    AMF BOWLING WORLDWIDE, INC.
                                         (f/k/a AMF Group Inc.)


                                    By______
                                      Title:


                                    GOLDMAN SACHS CREDIT
                                    PARTNERS L.P.,
                                     as Syndication Agent


                                    By______
                                      Title:


                                    CITIBANK, N.A.,
                                     as Administrative Agent


                                    By______
                                      Title:


                                    CITICORP USA, INC.,
                                     as Collateral Agent


                                    By______
                                      Title:

                               Lenders

                                    GOLDMAN SACHS CREDIT

                                    By___
                                      Title:

                                    CITICORP USA, INC.


                                    By___
                                      Title:

                                    ABN AMRO BANK N.V.


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    AERIES FINANCE LTD.



                                    By___
                                      Title:

                                    ALLIED FINANCE LTD.


                                    By___
                                      Title:

                                    ALLSTATE LIFE INSURANCE


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    AMARA - 2  FINANCE LTD.


                                    By___
                                      Title:

                                    BANK OF HAWAII

                                    By___
                                      Title:

                                    THE BANK OF NOVA SCOTIA


                                    By___
                                      Title:

                                    BANK OF SCOTLAND


                                    By___
                                      Title:

                                    BANKBOSTON, N.A.


                                    By___
                                      Title:

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    BALANCED HIGH-YIELD FUND I LTD

                                    By:  BHF-Bank Aktiengesellschaft acting
                                         through its New York Branch, as
                                         attorney-in-fact


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    CAPTIVA FINANCE LTD.


                                    By___
                                      Title:

                                    CAPTIVA II FINANCE  LTD.

                                    By___
                                      Title:

                                    CIBC INC.


                                    By___
                                      Title:

                                    CITY NATIONAL BANK


                                    By___
                                      Title:

                                    COMERICA BANK


                                    By___
                                      Title:

                                    COMPAGNIE FINANCIERE DE CIC ET


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    COMMERCIAL LOAN FUNDING

                                    By:  Lehman Commercial Paper Inc., not in
                                         its individual capacity but solely as
                                         Administrative Agent


                                         By___
                                           Title:

                                    CONTRARIAN FUNDS


                                    By___
                                      Title:

                                    CREDIT AGRICOLE INDOSUEZ

                                    By___
                                      Title:

                                    CRESTAR BANK


                                    By___
                                      Title:

                                    DELANO COMPANY

                                    By:  Pacific Investment Management Company,
                                         as its Investment Advisor


                                         By___
                                           Title:

                                    DRESDNER BANK AG, NEW YORK


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    ERSTE BANK, NEW YORK BRANCH


                                    By___
                                      Title:

                                    FIRST UNION NATIONAL BANK


                                    By___
                                      Title:

                                    FOOTHILL CAPITAL CORPORATION


                                    By___
                                      Title:

                                    GENERAL ELECTRIC CAPITAL


                                    By___

                                      Title:

                                    IMPERIAL BANK


                                    By___
                                      Title:

                                    KZH III LLC


                                    By___
                                      Title:

                                    KZH CNC LLC


                                    By___
                                      Title:

                                    KZH HOLDING CO.


                                    By___
                                      Title:

                                    HSBC BANK USA


                                    By___
                                      Title:

                                    MELLON BANK, N.A.


                                    By___
                                      Title:

                                    MERITA BANK LTD, NEW YORK


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    MERRILL LYNCH PRIME RATE

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                         By___
                                           Title:

                                    MERRILL LYNCH INCOME

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                         By___
                                           Title:

                                    SENIOR HIGH INCOME PORTFOLIO,


                                    By___
                                      Title:

                                    DEBT STRATEGIES FUND, INC.



                                    By___
                                      Title:


                                    DEBT STRATEGIES FUND II, INC.


                                    By___
                                      Title:

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                    By___
                                      Title:

                                    METROPOLITAN LIFE INSURANCE

                                    By___
                                      Title:

                                    ML CBO IV (CAYMAN) LTD.

                                    By:  Highland Capital Management, L.P. as
                                         Collateral Manager


                                         By___
                                           Title:

                                    PAMCO CAYMAN LTD.

                                    By:  Highland Capital Management, L.P. as
                                         Collateral Manager


                                         By___
                                           Title:

                                    NATEXIS BANQUE BFCE


                                    By___
                                      Title:

                                    By___
                                      Title:

                                    NATIONAL CITY BANK


                                    By___
                                      Title:

                                    OCTAGON LOAN TRUST


                                    By___
                                      Title:

                                    PNC BANK, NATIONAL


                                    By___
                                      Title:

                                    PPM AMERICA, INC., as attorney in fact,

                                    By___
                                      Title:

                                    QUANTUM HIGH YIELD


                                    By___
                                      Title:

                                    ROYALTON COMPANY

                                    By:  Pacific Investment Management Company,
                                         as its Investment Advisor


                                         By___
                                           Title:

                                    THE SAKURA BANK, LIMITED, NEW


                                    By___
                                      Title:

                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research, as
                                         Investment Advisor


                                         By___
                                                 Title:

                                    SG COWEN SECURITIES


                                    By___
                                      Title:

                                    SIGNET BANK


                                    By___
                                      Title:

                                    SOCIETE GENERALE


                                    By___

                                      Title:

                                    SPECIAL SITUATION FUND ADVISORS


                                    By___
                                      Title:

                                    STEIN, ROE & FARNHAM


                                    By___
                                      Title:

                                    TRANSAMERICA BUSINESS CREDIT


                                    By___
                                      Title:

                                    TRI-LINKS INVESTMENT TRUST


                                    By___
                                      Title:

                                    VAN KAMPEN AMERICAN CAPITAL


                                    By___
                                      Title:

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of June 14, 1999

                                     Among

                          AMF BOWLING WORLDWIDE, INC.

                                  as Borrower
                                  -- --------

                                      and

                 THE INITIAL LENDERS AND INITIAL ISSUING BANKS

                                      and

                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                                      and

                           CITICORP SECURITIES, INC.

                                 as Arrangers
                                 -- ---------

                                      and

                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                             as Syndication Agent
                             -- ----------- -----

                                      and

                                CITIBANK, N.A.

                            as Administrative Agent
                            -- -------------- -----

                                      and

                              CITICORP USA, INC.

                              as Collateral Agent
                              -- ---------- -----

Section    Page

                               TABLE OF CONTENTS


                                  SectionPage

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS
                         1.01.  Certain Defined Terms4
                     1.02.  Computation of Time Periods36
                           1.03.  Accounting Terms36

                                  ARTICLE II

          AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT
                             2.01.  The Advances37
                         2.02.  Making the Advances39
  2.03.  Issuance of and Drawings and Reimbursement Under Letters of Credit41
                        2.04.  Repayment of Advances42
             2.05.  Termination or Reduction of the Commitments46
                             2.06.  Prepayments47
                               2.07.  Interest51
                                 2.08.  Fees52
                        2.09.  Conversion of Advances52
                        2.10.  Increased Costs, Etc.53
                      2.11.  Payments and Computations54
                                2.12.  Taxes56
                      2.13.  Sharing of Payments, Etc.57
                           2.14.  Use of Proceeds58
                          2.15.  Defaulting Lenders58

                                  ARTICLE III

                             CONDITIONS OF LENDING
         3.01.  Conditions Precedent to Initial Extension of Credit61
         3.02.  Conditions Precedent to Each Borrowing and Issuance69
                  3.03.  Determinations Under Section 3.0169
3.04.  Conditions Precedent to the Making of the New AXELs Series B Advances70
  3.05.  Conditions Precedent to the Effectiveness of the Fourth Amendment72
             3.06.  Determinations Under Sections 3.04 and 3.0575

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
            4.01.  Representations and Warranties of the Borrower75

                                   ARTICLE V

Section       Page
                           COVENANTS OF THE BORROWER
                        5.01.  Affirmative Covenants84
                          5.02.  Negative Covenants92
                       5.03.  Reporting Requirements102
                         5.04.  Financial Covenants106

                                  ARTICLE VI

                               EVENTS OF DEFAULT
                          6.01.  Events of Default110
      6.02.  Actions in Respect of the Letters of Credit upon Default113

                                  ARTICLE VII

                                  THE AGENTS
                      7.01.  Authorization and Action114
                       7.02.  Agents' Reliance, Etc.114
             7.03.  Citibank, Citicorp, Goldman and Affiliates115
                    7.04.  Lender Party Credit Decision115
                           7.05.  Indemnification115
                          7.06.  Successor Agents117

                                 ARTICLE VIII

                                 MISCELLANEOUS
                          8.01.  Amendments, Etc.117
                            8.02.  Notices, Etc.118
                         8.03.  No Waiver; Remedies119
                         8.04.  Costs and Expenses119
                          8.05.  Right of Set-off121
                           8.06.  Binding Effect121
                   8.07.  Assignments and Participations121
                      8.08.  Execution in Counterparts124
                  8.09.  No Liability of the Issuing Banks124
                           8.10.  Confidentiality125
                         8.11.  Jurisdiction, Etc.125
                        8.12.  Release of Collateral125
                 8.13.  Governing Law; Waiver of Jury Trial126

Section      Page
                                   SCHEDULES

             Schedule I-Commitments and Applicable Lending Offices
                       Schedule II-Subsidiary Guarantors
                     Schedule III-Stockholders' Agreement
                          Schedule IV-Other Additions
                        Schedule 3.01(e)-Surviving Debt
                      Schedule 3.01(p)(xx)-Local Counsel
            Schedule 4.01(a)-Equity Investors' Ownership of Parent
                         Schedule 4.01(b)-Subsidiaries
   Schedule 4.01(d)-Authorizations, Approvals, Actions, Notices and Filings
         Schedule 4.01(m)-Plans, Multiemployer Plans and Welfare Plans
                Schedule 4.01(v)-Environmental Laws Disclosure
                   Schedule 4.01(w)-Environmental Disclosure
                Schedule 4.01(x)-Hazardous Materials Disclosure
                         Schedule 4.01(bb)-Open Years
             Schedule 4.01(ff)-Acquisitions by AMF Bowling Centers
                        Schedule 4.01(ii)-Existing Debt
                     Schedule 4.01(kk)-Owned Real Property
                    Schedule 4.01(ll)-Leased Real Property
                         Schedule 4.01(mm)-Investments
                    Schedule 4.01(nn)-Intellectual Property
                 Schedule 5.01(l)-Transactions with Affiliates
                        Schedule 5.02(a)-Existing Liens
                  Schedule 5.02(g)-Non-competition Agreements


                                   EXHIBITS

                      Exhibit A-1-Form of Term Loan Note
                    Exhibit A-2-Form of AXELs Series A Note
                    Exhibit A-3-Form of AXELs Series B Note
                   Exhibit A-4-Form of Working Capital Note
                     Exhibit B-Form of Notice of Borrowing
                  Exhibit C-Form of Assignment and Acceptance
                     Exhibit D-Form of Security Agreement
          Exhibit E-Form of Intellectual Property Security Agreement
                          Exhibit F-Form of Mortgage
                      Exhibit G-Form of Holdings Guaranty
                     Exhibit H-Form of Subsidiary Guaranty
                      Exhibit I-Form of Solvency Opinion
                    Exhibit J-Form of Solvency Certificate
           Exhibit K-Form of Opinion of Counsel to the Loan Parties
          Exhibit L-Form of Opinion of Intellectual Property Counsel
                     Exhibit M-Form of Mortgage Amendment
Exhibit N-Form of Opinion of Counsel to the Loan Parties regarding Amendment No.
                      3 to the Original Credit Agreement
Exhibit O-Form of Opinion of Daniel McCormack, General Counsel for the Borrower regarding Amendment No. 3 to the Original Credit Agreement

Section    Page
                  Exhibit P-Form of Second Mortgage Amendment

  Section    Page

Exhibit Q-Form of Opinion of Counsel to the Loan Parties regarding Amendment No.
                        2 to the Second Credit Agreement
Exhibit R-Form of Opinion of Counsel to the Loan Parties regarding Amendment No.
                       2 to the Existing Credit Agreement
                  Exhibit S-Form of Monthly Reporting Package